Annual Financial Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY

AND POLICY OWNERS OF RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Life Separate Account, as indicated in Note 1, offered through RiverSource Succession Select® Variable Life Insurance sponsored by RiverSource Life Insurance Company, as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the transfer agent and investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 21, 2021

We have served as the auditor of one or more of the divisions of RiverSource Variable Life Separate Account since 2010.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	1

Statement of Assets and Liabilities

December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$504,336	$28,975,036	$38,291,441	$60,424,022	$4,778,307
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	29	10,630	17,303	128,206	1,446
Receivable for share redemptions	78	13,760	28,053	20,601	29,358
Total assets	504,443	28,999,426	38,336,797	60,572,829	4,809,111

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	78	11,149	14,578	20,601	1,551
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	2,611	13,475	—	27,807
Payable for investments purchased	29	10,630	17,303	128,206	1,446
Total liabilities	107	24,390	45,356	148,807	30,804
Net assets applicable to Variable Life contracts in accumulation period	504,239	28,975,036	38,291,441	60,424,022	4,778,218
Net assets applicable to seed money	97	—	—	—	89
Total net assets	$504,336	$28,975,036	$38,291,441	$60,424,022	$4,778,307
(1) Investment shares	36,546	1,019,171	2,670,254	844,973	731,747
(2) Investments, at cost	$460,412	$28,767,202	$38,078,083	$46,398,399	$6,104,194

December 31, 2020 (continued)	AC VP Intl, Cl I	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Assets
Investments, at fair value(1),(2)	$15,929,719	$50,998,658	$13,454,878	$14,181,412	$221,527,999
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	34,117	1,088	30,892	28,653	6,922
Receivable for share redemptions	7,437	58,803	4,085	6,169	171,825
Total assets	15,971,273	51,058,549	13,489,855	14,216,234	221,706,746

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,437	24,178	4,085	6,169	124,909
Minimum death benefit guarantee risk charge	—	—	—	—	905
Contract terminations	—	34,625	—	—	46,011
Payable for investments purchased	34,117	1,088	30,892	28,653	6,922
Total liabilities	41,554	59,891	34,977	34,822	178,747
Net assets applicable to Variable Life contracts in accumulation period	15,929,719	50,998,658	13,454,767	14,181,412	221,527,999
Net assets applicable to seed money	—	—	111	—	—
Total net assets	$15,929,719	$50,998,658	$13,454,878	$14,181,412	$221,527,999
(1) Investment shares	1,129,767	4,565,681	825,959	5,627,544	6,079,254
(2) Investments, at cost	$10,545,665	$33,840,682	$12,046,927	$12,136,487	$111,634,122

See accompanying notes to financial statements.

2	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3
Assets
Investments, at fair value(1),(2)	$308,476,600	$184,016,165	$62,312,007	$20,342,820	$49,384,137
Dividends receivable	—	—	—	—	14
Accounts receivable from RiverSource Life for contract purchase payments	7,170	72,991	32,459	19,054	59,845
Receivable for share redemptions	218,372	77,608	52,275	8,315	162,931
Total assets	308,702,142	184,166,764	62,396,741	20,370,189	49,606,927

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	187,928	77,608	25,468	8,315	21,286
Minimum death benefit guarantee risk charge	355	—	—	—	35
Contract terminations	30,089	—	26,807	—	141,610
Payable for investments purchased	7,170	72,991	32,459	19,054	59,845
Total liabilities	225,542	150,599	84,734	27,369	222,776
Net assets applicable to Variable Life contracts in accumulation period	308,476,600	184,016,165	62,312,007	20,342,820	49,382,090
Net assets applicable to seed money	—	—	—	—	2,061
Total net assets	$308,476,600	$184,016,165	$62,312,007	$20,342,820	$49,384,151
(1) Investment shares	4,683,823	6,233,610	2,858,349	2,272,941	49,384,137
(2) Investments, at cost	$101,024,713	$105,308,007	$47,199,816	$22,444,180	$49,383,949

December 31, 2020 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$51,630,050	$18,315,065	$112,164,489	$83,570,210	$132,339,257
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	45,627	6,632	139,736	87,123	6,189
Receivable for share redemptions	36,042	8,764	50,541	34,828	247,860
Total assets	51,711,719	18,330,461	112,354,766	83,692,161	132,593,306

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	21,710	7,958	50,408	34,828	51,314
Minimum death benefit guarantee risk charge	—	—	117	—	—
Contract terminations	14,332	806	16	—	196,546
Payable for investments purchased	45,627	6,632	139,736	87,123	6,189
Total liabilities	81,669	15,396	190,277	121,951	254,049
Net assets applicable to Variable Life contracts in accumulation period	51,630,050	18,315,065	112,164,489	83,570,210	132,339,257
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$51,630,050	$18,315,065	$112,164,489	$83,570,210	$132,339,257
(1) Investment shares	7,537,234	2,363,234	9,719,626	2,869,856	4,377,746
(2) Investments, at cost	$51,148,190	$19,013,330	$103,517,690	$34,354,340	$70,103,147

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	3

Statement of Assets and Liabilities

December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$14,161,171	$25,489,847	$61,801,267	$19,127,934	$13,386,274
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	130,150	20,649	7,293	15,584	95
Receivable for share redemptions	5,413	10,595	48,331	47,006	17,448
Total assets	14,296,734	25,521,091	61,856,891	19,190,524	13,403,817

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,413	10,590	37,596	8,115	5,458
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	5	10,735	38,891	11,990
Payable for investments purchased	130,150	20,649	7,293	15,584	95
Total liabilities	135,563	31,244	55,624	62,590	17,543
Net assets applicable to Variable Life contracts in accumulation period	14,161,084	25,489,847	61,801,267	19,127,934	13,386,274
Net assets applicable to seed money	87	—	—	—	—
Total net assets	$14,161,171	$25,489,847	$61,801,267	$19,127,934	$13,386,274
(1) Investment shares	1,414,702	574,484	4,367,581	654,618	486,067
(2) Investments, at cost	$13,782,595	$12,349,932	$48,033,388	$14,182,840	$9,225,949

December 31, 2020 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Assets
Investments, at fair value(1),(2)	$15,664,216	$22,822,652	$5,090,093	$12,147,064	$25,714,431
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	25,352	7,067	3,858	13,688
Receivable for share redemptions	32,096	9,915	5,749	5,017	41,117
Total assets	15,696,312	22,857,919	5,102,909	12,155,939	25,769,236

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,673	9,858	2,094	4,997	10,898
Minimum death benefit guarantee risk charge	—	57	—	—	—
Contract terminations	25,423	—	3,655	20	30,219
Payable for investments purchased	—	25,352	7,067	3,858	13,688
Total liabilities	32,096	35,267	12,816	8,875	54,805
Net assets applicable to Variable Life contracts in accumulation period	15,664,216	22,822,652	5,090,093	12,147,064	25,714,431
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$15,664,216	$22,822,652	$5,090,093	$12,147,064	$25,714,431
(1) Investment shares	580,586	2,107,355	1,505,945	2,024,511	794,882
(2) Investments, at cost	$9,832,381	$22,097,771	$7,046,409	$12,355,105	$18,652,546

See accompanying notes to financial statements.

4	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl
Assets
Investments, at fair value(1),(2)	$2,216,494	$14,701,013	$130,869,728	$49,950,391	$96,411,476
Dividends receivable	—	36,726	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	69	7,894	24,516	10,441	1,007
Receivable for share redemptions	639	12,000	90,104	46,496	75,858
Total assets	2,217,202	14,757,633	130,984,348	50,007,328	96,488,341

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	639	6,318	49,802	23,396	46,457
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	5,683	40,302	23,100	29,401
Payable for investments purchased	69	44,619	24,516	10,441	1,007
Total liabilities	708	56,620	114,620	56,937	76,865
Net assets applicable to Variable Life contracts in accumulation period	2,216,412	14,701,013	130,869,728	49,950,391	96,411,476
Net assets applicable to seed money	82	—	—	—	—
Total net assets	$2,216,494	$14,701,013	$130,869,728	$49,950,391	$96,411,476
(1) Investment shares	162,024	1,628,019	2,800,551	2,258,155	2,518,586
(2) Investments, at cost	$2,095,833	$14,912,889	$87,245,984	$35,965,568	$76,764,930

December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$19,635,993	$40,414,447	$5,263,070	$16,017,262	$40,047,949
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	43,543	41,033	5,461	3,111	8,942
Receivable for share redemptions	9,328	16,600	4,797	7,380	48,351
Total assets	19,688,864	40,472,080	5,273,328	16,027,753	40,105,242

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,328	16,600	1,845	5,778	15,173
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	2,952	1,602	33,178
Payable for investments purchased	43,543	41,033	5,461	3,111	8,942
Total liabilities	52,871	57,633	10,258	10,491	57,293
Net assets applicable to Variable Life contracts in accumulation period	19,635,993	40,414,447	5,262,978	16,017,262	40,047,949
Net assets applicable to seed money	—	—	92	—	—
Total net assets	$19,635,993	$40,414,447	$5,263,070	$16,017,262	$40,047,949
(1) Investment shares	743,788	2,844,085	349,938	965,477	2,761,928
(2) Investments, at cost	$13,451,291	$41,815,757	$5,348,851	$18,511,234	$44,514,680

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	5

Statement of Assets and Liabilities

December 31, 2020 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I
Assets
Investments, at fair value(1),(2)	$82,944,043	$1,207,438	$6,147,014	$53,951,626	$16,653,586
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	517	—	4,787	55,185
Receivable for share redemptions	131,245	296	4,151	30,750	11,927
Total assets	83,075,288	1,208,251	6,151,165	53,987,163	16,720,698

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	35,609	296	2,970	23,503	7,137
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	95,636	—	1,181	7,247	4,790
Payable for investments purchased	—	517	—	4,787	55,185
Total liabilities	131,245	813	4,151	35,537	67,112
Net assets applicable to Variable Life contracts in accumulation period	82,944,043	1,207,360	6,147,014	53,951,626	16,653,586
Net assets applicable to seed money	—	78	—	—	—
Total net assets	$82,944,043	$1,207,438	$6,147,014	$53,951,626	$16,653,586
(1) Investment shares	4,813,932	128,178	454,997	2,686,834	155,743
(2) Investments, at cost	$74,000,440	$1,165,752	$5,650,600	$43,714,925	$12,204,279

December 31, 2020 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Assets
Investments, at fair value(1),(2)	$30,817,129	$35,774,339	$27,277,211	$18,978,338	$6,778,240
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	46,313	33,585	2,935	32,686	4,352
Receivable for share redemptions	12,711	14,862	115,781	8,636	2,437
Total assets	30,876,153	35,822,786	27,395,927	19,019,660	6,785,029

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,659	14,862	9,391	8,636	2,437
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,052	—	106,390	—	—
Payable for investments purchased	46,313	33,585	2,935	32,686	4,352
Total liabilities	59,024	48,447	118,716	41,322	6,789
Net assets applicable to Variable Life contracts in accumulation period	30,817,129	35,774,339	27,277,211	18,978,338	6,778,139
Net assets applicable to seed money	—	—	—	—	101
Total net assets	$30,817,129	$35,774,339	$27,277,211	$18,978,338	$6,778,240
(1) Investment shares	600,022	7,154,868	1,013,646	213,000	658,721
(2) Investments, at cost	$24,310,730	$37,403,098	$23,340,345	$11,868,931	$7,013,775

See accompanying notes to financial statements.

6	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I
Assets
Investments, at fair value(1),(2)	$6,735,948	$106,410,529	$18,342,335	$24,077,055	$20,536,478
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	1,166	—	1,860	55,774
Receivable for share redemptions	5,024	95,267	14,157	73,921	8,401
Total assets	6,740,972	106,506,962	18,356,492	24,152,836	20,600,653

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,909	63,285	7,482	10,187	8,401
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	2,115	31,982	6,675	63,734	—
Payable for investments purchased	—	1,166	—	1,860	55,774
Total liabilities	5,024	96,433	14,157	75,781	64,175
Net assets applicable to Variable Life contracts in accumulation period	6,735,948	106,410,529	18,342,335	24,077,055	20,536,478
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$6,735,948	$106,410,529	$18,342,335	$24,077,055	$20,536,478
(1) Investment shares	419,163	3,496,895	713,155	574,906	561,874
(2) Investments, at cost	$6,968,170	$99,985,441	$17,569,755	$19,069,917	$14,007,429

December 31, 2020 (continued)	Ivy VIP Asset Strategy, Cl II	Janus Henderson VIT Enter, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Assets
Investments, at fair value(1),(2)	$2,193,854	$23,988,855	$53,738,726	$37,284,102	$15,838,638
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	4,059	—	32,649	—	5,482
Receivable for share redemptions	553	18,054	22,495	27,174	72,711
Total assets	2,198,466	24,006,909	53,793,870	37,311,276	15,916,831

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	553	10,939	22,495	15,867	5,788
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	7,115	—	11,307	66,923
Payable for investments purchased	4,059	—	32,649	—	5,482
Total liabilities	4,612	18,054	55,144	27,174	78,193
Net assets applicable to Variable Life contracts in accumulation period	2,193,756	23,988,855	53,738,726	37,284,102	15,838,638
Net assets applicable to seed money	98	—	—	—	—
Total net assets	$2,193,854	$23,988,855	$53,738,726	$37,284,102	$15,838,638
(1) Investment shares	210,091	274,284	2,621,401	1,019,248	331,491
(2) Investments, at cost	$1,984,267	$15,557,689	$28,781,275	$35,893,075	$11,270,338

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	7

Statement of Assets and Liabilities

December 31, 2020 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Assets
Investments, at fair value(1),(2)	$2,666,726	$47,490,646	$39,984,087	$22,350,394	$58,195,464
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	121	3,049	45,757	13,667	1,439
Receivable for share redemptions	901	60,604	20,282	8,368	129,713
Total assets	2,667,748	47,554,299	40,050,126	22,372,429	58,326,616

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	889	20,115	17,048	8,368	18,725
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	12	40,489	3,234	—	110,988
Payable for investments purchased	121	3,049	45,757	13,667	1,439
Total liabilities	1,022	63,653	66,039	22,035	131,152
Net assets applicable to Variable Life contracts in accumulation period	2,666,626	47,490,646	39,984,087	22,350,394	58,195,464
Net assets applicable to seed money	100	—	—	—	—
Total net assets	$2,666,726	$47,490,646	$39,984,087	$22,350,394	$58,195,464
(1) Investment shares	197,097	1,925,036	1,693,523	644,289	2,049,136
(2) Investments, at cost	$2,528,285	$35,547,225	$28,762,409	$19,058,897	$31,134,113

December 31, 2020 (continued)	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB
Assets
Investments, at fair value(1),(2)	$6,830,195	$502,502	$12,828,222	$15,102,758	$25,621,221
Dividends receivable	—	—	—	23,798	—
Accounts receivable from RiverSource Life for contract purchase payments	922	—	5,505	14,734	50,467
Receivable for share redemptions	8,588	1,393	16,478	5,991	10,920
Total assets	6,839,705	503,895	12,850,205	15,147,281	25,682,608

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,906	161	5,340	5,991	10,920
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	5,682	1,232	11,138	—	—
Payable for investments purchased	922	—	5,505	38,532	50,467
Total liabilities	9,510	1,393	21,983	44,523	61,387
Net assets applicable to Variable Life contracts in accumulation period	6,830,195	502,417	12,828,222	15,100,245	25,621,221
Net assets applicable to seed money	—	85	—	2,513	—
Total net assets	$6,830,195	$502,502	$12,828,222	$15,102,758	$25,621,221
(1) Investment shares	797,920	48,739	1,144,355	1,303,085	1,483,568
(2) Investments, at cost	$7,605,071	$475,463	$12,287,104	$14,598,765	$23,291,580

See accompanying notes to financial statements.

8	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$6,114,321	$6,531,192	$144,392,640	$31,936,429	$3,541,822
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,560	—	—	11,830	7,198
Receivable for share redemptions	29,088	6,972	135,675	57,222	3,810
Total assets	6,146,969	6,538,164	144,528,315	32,005,481	3,552,830

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,878	2,620	82,939	15,117	1,252
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	26,210	4,352	52,736	42,105	2,558
Payable for investments purchased	3,560	—	—	11,830	7,198
Total liabilities	32,648	6,972	135,675	69,052	11,008
Net assets applicable to Variable Life contracts in accumulation period	6,114,321	6,531,192	144,392,640	31,936,429	3,541,750
Net assets applicable to seed money	—	—	—	—	72
Total net assets	$6,114,321	$6,531,192	$144,392,640	$31,936,429	$3,541,822
(1) Investment shares	981,432	396,310	3,154,744	2,681,480	256,282
(2) Investments, at cost	$6,256,671	$5,505,969	$86,850,223	$27,609,269	$4,072,712

December 31, 2020 (continued)	Third Ave VST FFI Strat	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$20,951,320	$7,830,091	$324,256,477	$374,910,613	$32,926,448
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	941	34,706	29,596	—
Receivable for share redemptions	15,466	2,778	176,299	134,130	16,580
Total assets	20,966,786	7,833,810	324,467,482	375,074,339	32,943,028

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,099	2,778	99,502	133,358	13,679
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	5,367	—	76,797	772	2,901
Payable for investments purchased	—	941	34,706	29,596	—
Total liabilities	15,466	3,719	211,005	163,726	16,580
Net assets applicable to Variable Life contracts in accumulation period	20,951,320	7,829,886	324,256,477	374,910,613	32,926,448
Net assets applicable to seed money	—	205	—	—	—
Total net assets	$20,951,320	$7,830,091	$324,256,477	$374,910,613	$32,926,448
(1) Investment shares	1,372,058	670,385	12,806,338	14,783,542	2,016,316
(2) Investments, at cost	$20,180,757	$6,029,381	$214,877,971	$245,812,933	$29,240,621

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	9

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$29,321,548	$6,839,027	$7,037,413	$49,788,870	$44,786,286
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	45,990	213	633	8,002	5,589
Receivable for share redemptions	11,735	2,397	2,961	22,253	14,186
Total assets	29,379,273	6,841,637	7,041,007	49,819,125	44,806,061

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	11,295	2,396	2,863	13,453	14,186
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	440	1	98	8,800	—
Payable for investments purchased	45,990	213	633	8,002	5,589
Total liabilities	57,725	2,610	3,594	30,255	19,775
Net assets applicable to Variable Life contracts in accumulation period	29,321,548	6,839,001	7,037,387	49,788,842	44,786,258
Net assets applicable to seed money	—	26	26	28	28
Total net assets	$29,321,548	$6,839,027	$7,037,413	$49,788,870	$44,786,286
(1) Investment shares	1,796,663	498,835	479,715	2,990,323	2,614,494
(2) Investments, at cost	$25,158,791	$6,260,653	$5,935,875	$38,919,241	$36,284,931

December 31, 2020 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$420,314,760	$608,612,153	$726,401,286	$1,089,409,887	$62,370,470
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	28,830	107,812	77,716	33,984	1,104
Receivable for share redemptions	178,765	323,617	319,737	454,287	45,595
Total assets	420,522,355	609,043,582	726,798,739	1,089,898,158	62,417,169

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	175,811	243,741	233,201	404,722	27,273
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	2,954	79,876	86,536	49,565	18,322
Payable for investments purchased	28,830	107,812	77,716	33,984	1,104
Total liabilities	207,595	431,429	397,453	488,271	46,699
Net assets applicable to Variable Life contracts in accumulation period	420,314,760	608,612,153	726,401,286	1,089,409,887	62,370,470
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$420,314,760	$608,612,153	$726,401,286	$1,089,409,887	$62,370,470
(1) Investment shares	20,130,017	29,120,199	31,473,193	47,140,194	3,378,682
(2) Investments, at cost	$284,721,069	$403,347,365	$484,793,349	$714,500,876	$49,405,370

See accompanying notes to financial statements.

10	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Assets and Liabilities

December 31, 2020 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Assets
Investments, at fair value(1),(2)	$82,043,063	$6,274,812	$13,826,125	$89,520,287	$127,425,459
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,982	69	—	13,583	—
Receivable for share redemptions	32,969	5,455	26,570	41,166	144,432
Total assets	82,084,014	6,280,336	13,852,695	89,575,036	127,569,891

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	32,914	2,654	5,016	36,956	52,122
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	55	2,801	21,554	4,210	92,310
Payable for investments purchased	7,982	69	—	13,583	—
Total liabilities	40,951	5,524	26,570	54,749	144,432
Net assets applicable to Variable Life contracts in accumulation period	82,043,063	6,274,812	13,826,125	89,520,287	127,425,459
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$82,043,063	$6,274,812	$13,826,125	$89,520,287	$127,425,459
(1) Investment shares	4,437,159	227,844	463,187	3,193,731	5,173,587
(2) Investments, at cost	$61,278,157	$3,664,996	$10,360,291	$88,572,794	$132,730,906

December 31, 2020 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$20,834,589	$16,538,293	$37,277,401
Dividends receivable	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	5,891	7,966
Receivable for share redemptions	16,415	7,795	13,210
Total assets	20,851,004	16,551,979	37,298,577

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,397	6,355	12,152
Minimum death benefit guarantee risk charge	—	—	—
Contract terminations	7,018	1,440	1,058
Payable for investments purchased	—	5,891	7,966
Total liabilities	16,415	13,686	21,176
Net assets applicable to Variable Life contracts in accumulation period	20,834,589	16,538,293	37,277,401
Net assets applicable to seed money	—	—	—
Total net assets	$20,834,589	$16,538,293	$37,277,401
(1) Investment shares	10,851,349	558,160	2,532,432
(2) Investments, at cost	$32,344,062	$13,557,537	$25,792,130

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	11

Statement of Operations

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$7,304	$342,739	$517,143	$—	$136,042
Variable account expenses	927	117,235	148,530	195,422	19,210
Investment income (loss) — net	6,377	225,504	368,613	(195,422)	116,832

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	396,739	3,718,964	3,504,598	7,190,593	1,954,715
Cost of investments sold	432,102	4,127,929	4,122,595	6,061,146	2,788,994
Net realized gain (loss) on sales of investments	(35,363)	(408,965)	(617,997)	1,129,447	(834,279)
Distributions from capital gains	—	1,403,115	—	3,863,650	—
Net change in unrealized appreciation or depreciation of investments	225	(790,712)	744,715	9,912,733	(1,038,785)
Net gain (loss) on investments	(35,138)	203,438	126,718	14,905,830	(1,873,064)
Net increase (decrease) in net assets resulting from operations	$(28,761)	$428,942	$495,331	$14,710,408	$(1,756,232)

Year ended December 31, 2020 (continued)	AC VP Intl, Cl I	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Investment income
Dividend income	$62,969	$1,056,326	$153,526	$191,023	$—
Variable account expenses	72,723	256,538	45,258	63,319	1,333,490
Investment income (loss) — net	(9,754)	799,788	108,268	127,704	(1,333,490)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,832,962	6,247,811	3,425,950	1,275,616	17,796,997
Cost of investments sold	1,469,991	4,742,099	3,326,387	1,234,488	9,970,331
Net realized gain (loss) on sales of investments	362,971	1,505,712	99,563	41,128	7,826,666
Distributions from capital gains	189,920	1,227,891	745,719	394,182	—
Net change in unrealized appreciation or depreciation of investments	2,583,518	(4,105,216)	1,214,430	1,102,569	24,974,727
Net gain (loss) on investments	3,136,409	(1,371,613)	2,059,712	1,537,879	32,801,393
Net increase (decrease) in net assets resulting from operations	$3,126,655	$(571,825)	$2,167,980	$1,665,583	$31,467,903

Year ended December 31, 2020 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3
Investment income
Dividend income	$—	$—	$270,212	$953,934	$88,358
Variable account expenses	2,013,820	854,603	240,617	92,404	229,474
Investment income (loss) — net	(2,013,820)	(854,603)	29,595	861,530	(141,116)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	28,509,098	20,270,543	7,519,962	2,715,236	19,509,314
Cost of investments sold	10,845,082	12,609,204	7,135,886	3,128,441	19,509,147
Net realized gain (loss) on sales of investments	17,664,016	7,661,339	384,076	(413,205)	167
Distributions from capital gains	—	—	5,842,191	—	18,488
Net change in unrealized appreciation or depreciation of investments	19,721,409	(7,729,038)	8,518,844	293,415	(166)
Net gain (loss) on investments	37,385,425	(67,699)	14,745,111	(119,790)	18,489
Net increase (decrease) in net assets resulting from operations	$35,371,605	$(922,302)	$14,774,706	$741,740	$(122,627)

See accompanying notes to financial statements.

12	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$2,787,812	$836,585	$2,797,902	$—	$—
Variable account expenses	247,816	95,507	548,539	345,072	533,940
Investment income (loss) — net	2,539,996	741,078	2,249,363	(345,072)	(533,940)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,252,820	4,072,459	9,947,415	8,163,823	18,564,614
Cost of investments sold	7,656,855	4,585,380	9,538,084	3,878,716	11,347,341
Net realized gain (loss) on sales of investments	(404,035)	(512,921)	409,331	4,285,107	7,217,273
Distributions from capital gains	—	—	1,177,424	—	—
Net change in unrealized appreciation or depreciation of investments	493,095	497,396	7,420,582	17,093,797	13,139,869
Net gain (loss) on investments	89,060	(15,525)	9,007,337	21,378,904	20,357,142
Net increase (decrease) in net assets resulting from operations	$2,629,056	$725,553	$11,256,700	$21,033,832	$19,823,202

Year ended December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3
Investment income
Dividend income	$272,068	$—	$851,205	$—	$—
Variable account expenses	49,213	98,620	390,238	79,298	59,024
Investment income (loss) — net	222,855	(98,620)	460,967	(79,298)	(59,024)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	6,236,731	2,996,212	5,862,188	4,445,162	3,546,027
Cost of investments sold	6,126,559	1,718,656	5,369,699	3,850,106	3,011,470
Net realized gain (loss) on sales of investments	110,172	1,277,556	492,489	595,056	534,557
Distributions from capital gains	—	—	662,895	—	—
Net change in unrealized appreciation or depreciation of investments	177,062	5,259,036	2,552,522	327,847	(190,095)
Net gain (loss) on investments	287,234	6,536,592	3,707,906	922,903	344,462
Net increase (decrease) in net assets resulting from operations	$510,089	$6,437,972	$4,168,873	$843,605	$285,438

Year ended December 31, 2020 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Investment income
Dividend income	$—	$550,848	$269,370	$62,090	$—
Variable account expenses	66,723	113,715	22,700	55,874	112,094
Investment income (loss) — net	(66,723)	437,133	246,670	6,216	(112,094)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,131,748	4,035,690	907,457	2,247,752	4,558,569
Cost of investments sold	1,656,058	3,913,301	1,550,554	2,413,845	3,898,220
Net realized gain (loss) on sales of investments	475,690	122,389	(643,097)	(166,093)	660,349
Distributions from capital gains	—	79,632	—	200,049	—
Net change in unrealized appreciation or depreciation of investments	663,361	308,966	267,903	851,965	954,855
Net gain (loss) on investments	1,139,051	510,987	(375,194)	885,921	1,615,204
Net increase (decrease) in net assets resulting from operations	$1,072,328	$948,120	$(128,524)	$892,137	$1,503,110

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	13

Statement of Operations

Year ended December 31, 2020 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl
Investment income
Dividend income	$42,307	$544,425	$85,035	$909,088	$453,235
Variable account expenses	6,692	84,202	514,609	246,799	461,171
Investment income (loss) — net	35,615	460,223	(429,574)	662,289	(7,936)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	482,136	6,786,945	12,903,414	5,247,002	11,385,849
Cost of investments sold	507,207	7,213,020	9,872,252	4,297,656	11,411,917
Net realized gain (loss) on sales of investments	(25,071)	(426,075)	3,031,162	949,346	(26,068)
Distributions from capital gains	—	—	580,325	2,368,845	—
Net change in unrealized appreciation or depreciation of investments	93,959	50,799	27,147,446	(1,049,101)	13,524,796
Net gain (loss) on investments	68,888	(375,276)	30,758,933	2,269,090	13,498,728
Net increase (decrease) in net assets resulting from operations	$104,503	$84,947	$30,329,359	$2,931,379	$13,490,792

Year ended December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Investment income
Dividend income	$60,227	$1,262,942	$364,670	$425,624	$494,312
Variable account expenses	97,816	187,622	25,930	65,033	150,308
Investment income (loss) — net	(37,589)	1,075,320	338,740	360,591	344,004

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,513,783	5,101,077	2,756,092	2,791,550	4,479,392
Cost of investments sold	2,058,309	5,570,999	2,993,181	3,484,662	5,872,177
Net realized gain (loss) on sales of investments	455,474	(469,922)	(237,089)	(693,112)	(1,392,785)
Distributions from capital gains	80,098	4,057,210	5,165	591,732	2,102,438
Net change in unrealized appreciation or depreciation of investments	1,992,271	(7,572,837)	(233,422)	(1,530,807)	714,835
Net gain (loss) on investments	2,527,843	(3,985,549)	(465,346)	(1,632,187)	1,424,488
Net increase (decrease) in net assets resulting from operations	$2,490,254	$(2,910,229)	$(126,606)	$(1,271,596)	$1,768,492

Year ended December 31, 2020 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I(1)
Investment income
Dividend income	$461,411	$20,311	$11,878	$418,944	$4,907
Variable account expenses	367,112	3,880	30,209	249,389	48,388
Investment income (loss) — net	94,299	16,431	(18,331)	169,555	(43,481)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,214,458	546,541	1,053,267	7,038,485	1,085,842
Cost of investments sold	9,684,668	566,649	1,224,943	6,367,500	969,545
Net realized gain (loss) on sales of investments	(470,210)	(20,108)	(171,676)	670,985	116,297
Distributions from capital gains	1,172,059	—	73,860	2,104,699	1,022,910
Net change in unrealized appreciation or depreciation of investments	4,464,166	71,564	419,259	4,803,135	4,449,307
Net gain (loss) on investments	5,166,015	51,456	321,443	7,578,819	5,588,514
Net increase (decrease) in net assets resulting from operations	$5,260,314	$67,887	$303,112	$7,748,374	$5,545,033

(1) For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

14	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Investment income
Dividend income	$113,060	$1,852,902	$81,396	$11,174	$491,542
Variable account expenses	111,839	171,823	89,829	82,658	27,718
Investment income (loss) — net	1,221	1,681,079	(8,433)	(71,484)	463,824

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,712,166	5,619,530	4,239,732	1,589,778	1,541,443
Cost of investments sold	4,578,586	6,153,980	4,567,783	1,131,921	1,643,647
Net realized gain (loss) on sales of investments	133,580	(534,450)	(328,051)	457,857	(102,204)
Distributions from capital gains	937,574	—	324,578	1,165,899	328,361
Net change in unrealized appreciation or depreciation of investments	5,343,197	(546,129)	4,412,100	3,959,751	(128,189)
Net gain (loss) on investments	6,414,351	(1,080,579)	4,408,627	5,583,507	97,968
Net increase (decrease) in net assets resulting from operations	$6,415,572	$600,500	$4,400,194	$5,512,023	$561,792

Year ended December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I
Investment income
Dividend income	$132,154	$1,296,676	$522,028	$451,377	$—
Variable account expenses	32,949	676,268	83,319	106,615	73,923
Investment income (loss) — net	99,205	620,408	438,709	344,762	(73,923)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,075,930	9,897,580	3,274,771	3,567,382	1,706,759
Cost of investments sold	2,474,598	8,716,041	3,422,033	3,259,511	1,270,406
Net realized gain (loss) on sales of investments	(398,668)	1,181,539	(147,262)	307,871	436,353
Distributions from capital gains	164,317	22,368,407	434,136	492,017	1,511,860
Net change in unrealized appreciation or depreciation of investments	(228,543)	(12,113,062)	(1,072,140)	1,450,596	4,123,227
Net gain (loss) on investments	(462,894)	11,436,884	(785,266)	2,250,484	6,071,440
Net increase (decrease) in net assets resulting from operations	$(363,689)	$12,057,292	$(346,557)	$2,595,246	$5,997,517

Year ended December 31, 2020 (continued)	Ivy VIP Asset Strategy, Cl II	Janus Henderson VIT Enter, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Investment income
Dividend income	$40,311	$—	$—	$383,357	$29,182
Variable account expenses	6,323	110,806	207,590	158,660	59,373
Investment income (loss) — net	33,988	(110,806)	(207,590)	224,697	(30,191)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	556,174	2,588,745	5,620,380	4,441,370	2,809,109
Cost of investments sold	601,013	1,940,785	3,428,227	5,288,070	2,190,929
Net realized gain (loss) on sales of investments	(44,839)	647,960	2,192,153	(846,700)	618,180
Distributions from capital gains	33,676	1,578,802	3,575,236	—	1,108,118
Net change in unrealized appreciation or depreciation of investments	201,601	1,691,264	11,912,093	5,381,917	2,151,468
Net gain (loss) on investments	190,438	3,918,026	17,679,482	4,535,217	3,877,766
Net increase (decrease) in net assets resulting from operations	$224,426	$3,807,220	$17,471,892	$4,759,914	$3,847,575

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	15

Statement of Operations

Year ended December 31, 2020 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Investment income
Dividend income	$15,673	$91,824	$—	$480,984	$—
Variable account expenses	12,312	206,424	153,877	96,394	134,882
Investment income (loss) — net	3,361	(114,600)	(153,877)	384,590	(134,882)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,199,629	5,430,924	3,803,206	4,363,610	6,567,179
Cost of investments sold	1,199,124	4,445,417	3,309,119	4,041,580	4,628,228
Net realized gain (loss) on sales of investments	505	985,507	494,087	322,030	1,938,951
Distributions from capital gains	27,215	4,036,941	3,229,182	569,103	3,750,458
Net change in unrealized appreciation or depreciation of investments	(52,088)	3,596,420	8,952,362	(396,928)	26,443,393
Net gain (loss) on investments	(24,368)	8,618,868	12,675,631	494,205	32,132,802
Net increase (decrease) in net assets resulting from operations	$(21,007)	$8,504,268	$12,521,754	$878,795	$31,997,920

Year ended December 31, 2020 (continued)	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB
Investment income
Dividend income	$300,532	$3,466	$607,792	$220,065	$100,400
Variable account expenses	34,494	1,519	62,390	54,107	112,754
Investment income (loss) — net	266,038	1,947	545,402	165,958	(12,354)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,409,566	143,033	3,412,458	2,703,961	3,906,178
Cost of investments sold	3,013,285	153,934	3,617,047	2,631,524	3,928,599
Net realized gain (loss) on sales of investments	(603,719)	(10,901)	(204,589)	72,437	(22,421)
Distributions from capital gains	141,747	28,589	—	114,693	1,891,881
Net change in unrealized appreciation or depreciation of investments	(1,525,389)	1,128	396,513	408,885	1,493,250
Net gain (loss) on investments	(1,987,361)	18,816	191,924	596,015	3,362,710
Net increase (decrease) in net assets resulting from operations	$(1,721,323)	$20,763	$737,326	$761,973	$3,350,356

Year ended December 31, 2020 (continued)	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2
Investment income
Dividend income	$356,378	$79,031	$798,231	$—	$304,066
Variable account expenses	33,594	23,907	851,847	141,740	15,604
Investment income (loss) — net	322,784	55,124	(53,616)	(141,740)	288,462

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,267,204	783,238	12,948,177	3,718,664	1,279,540
Cost of investments sold	1,430,522	781,524	9,198,433	4,307,534	1,435,431
Net realized gain (loss) on sales of investments	(163,318)	1,714	3,749,744	(588,870)	(155,891)
Distributions from capital gains	—	—	10,596,898	407,495	—
Net change in unrealized appreciation or depreciation of investments	22,394	579,377	17,968,921	5,999,945	(355,451)
Net gain (loss) on investments	(140,924)	581,091	32,315,563	5,818,570	(511,342)
Net increase (decrease) in net assets resulting from operations	$181,860	$636,215	$32,261,947	$5,676,830	$(222,880)

See accompanying notes to financial statements.

16	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Operations

Year ended December 31, 2020 (continued)	Third Ave VST FFI Strat	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Investment income
Dividend income	$471,848	$172,372	$—	$—	$—
Variable account expenses	99,932	26,379	1,078,771	1,438,810	130,515
Investment income (loss) — net	371,916	145,993	(1,078,771)	(1,438,810)	(130,515)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,387,808	1,370,347	39,027,164	47,870,047	11,426,120
Cost of investments sold	2,872,964	1,063,851	28,517,981	32,490,832	10,394,170
Net realized gain (loss) on sales of investments	(485,156)	306,496	10,509,183	15,379,215	1,031,950
Distributions from capital gains	127,445	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,062,478)	1,218,112	30,747,907	33,127,108	1,870,583
Net gain (loss) on investments	(1,420,189)	1,524,608	41,257,090	48,506,323	2,902,533
Net increase (decrease) in net assets resulting from operations	$(1,048,273)	$1,670,601	$40,178,319	$47,067,513	$2,772,018

Year ended December 31, 2020 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	118,895	20,867	26,906	164,160	152,043
Investment income (loss) — net	(118,895)	(20,867)	(26,906)	(164,160)	(152,043)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,916,436	2,416,756	1,021,382	12,241,198	6,105,680
Cost of investments sold	7,109,478	2,275,955	916,847	10,346,554	5,259,142
Net realized gain (loss) on sales of investments	806,958	140,801	104,535	1,894,644	846,538
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,725,661	292,344	486,406	3,340,065	3,196,823
Net gain (loss) on investments	2,532,619	433,145	590,941	5,234,709	4,043,361
Net increase (decrease) in net assets resulting from operations	$2,413,724	$412,278	$564,035	$5,070,549	$3,891,318

Year ended December 31, 2020 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	1,957,961	2,708,232	2,628,604	4,415,033	290,124
Investment income (loss) — net	(1,957,961)	(2,708,232)	(2,628,604)	(4,415,033)	(290,124)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	51,507,934	71,399,704	91,824,112	114,047,350	13,836,155
Cost of investments sold	36,199,729	49,195,160	61,893,129	76,728,889	11,358,694
Net realized gain (loss) on sales of investments	15,308,205	22,204,544	29,930,983	37,318,461	2,477,461
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	32,681,660	46,326,263	58,039,009	95,553,038	3,802,199
Net gain (loss) on investments	47,989,865	68,530,807	87,969,992	132,871,499	6,279,660
Net increase (decrease) in net assets resulting from operations	$46,031,904	$65,822,575	$85,341,388	$128,456,466	$5,989,536

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	17

Statement of Operations

Year ended December 31, 2020 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Investment income
Dividend income	$—	$—	$—	$1,582,306	$—
Variable account expenses	377,452	28,304	48,365	384,408	510,170
Investment income (loss) — net	(377,452)	(28,304)	(48,365)	1,197,898	(510,170)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	15,818,659	892,590	1,472,173	12,195,171	13,529,489
Cost of investments sold	12,365,349	568,266	1,371,831	14,712,335	17,662,818
Net realized gain (loss) on sales of investments	3,453,310	324,324	100,342	(2,517,164)	(4,133,329)
Distributions from capital gains	—	—	—	2,824,042	11,328,761
Net change in unrealized appreciation or depreciation of investments	5,475,538	580,533	399,277	8,388,441	17,132,116
Net gain (loss) on investments	8,928,848	904,857	499,619	8,695,319	24,327,548
Net increase (decrease) in net assets resulting from operations	$8,551,396	$876,553	$451,254	$9,893,217	$23,817,378

Year ended December 31, 2020 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Investment income
Dividend income	$458,879	$62,936	$—
Variable account expenses	96,703	65,796	103,032
Investment income (loss) — net	362,176	(2,860)	(103,032)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,164,991	2,342,507	3,829,698
Cost of investments sold	5,942,789	2,242,962	3,542,163
Net realized gain (loss) on sales of investments	(2,777,798)	99,545	287,535
Distributions from capital gains	—	1,088,041	1,436,355
Net change in unrealized appreciation or depreciation of investments	3,010,563	1,543,610	11,427,159
Net gain (loss) on investments	232,765	2,731,196	13,151,049
Net increase (decrease) in net assets resulting from operations	$594,941	$2,728,336	$13,048,017

See accompanying notes to financial statements.

18	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$6,377	$225,504	$368,613	$(195,422)	$116,832
Net realized gain (loss) on sales of investments	(35,363)	(408,965)	(617,997)	1,129,447	(834,279)
Distributions from capital gains	—	1,403,115	—	3,863,650	—
Net change in unrealized appreciation or depreciation of investments	225	(790,712)	744,715	9,912,733	(1,038,785)
Net increase (decrease) in net assets resulting from operations	(28,761)	428,942	495,331	14,710,408	(1,756,232)

Contract transactions
Contract purchase payments	99,305	1,021,404	2,119,109	2,142,123	450,224
Net transfers(1)	(335,130)	(181,295)	(1,071,375)	9,084,781	(805,228)
Transfers for policy loans	(6,161)	(184,241)	107,335	(313,769)	(41,361)
Policy charges	(15,484)	(575,003)	(1,019,235)	(764,801)	(103,259)
Contract terminations:
Surrender benefits	(659)	(971,228)	(1,721,529)	(1,888,636)	(117,737)
Death benefits	—	(21,163)	—	(18,246)	—
Increase (decrease) from contract transactions	(258,129)	(911,526)	(1,585,695)	8,241,452	(617,361)
Net assets at beginning of year	791,226	29,457,620	39,381,805	37,472,162	7,151,900
Net assets at end of year	$504,336	$28,975,036	$38,291,441	$60,424,022	$4,778,307

Accumulation unit activity
Units outstanding at beginning of year	603,646	9,165,970	23,115,617	9,516,126	8,471,806
Contract purchase payments	79,436	343,761	1,460,683	542,042	717,468
Net transfers(1)	(293,237)	(47,726)	(767,132)	1,867,343	(1,236,313)
Transfers for policy loans	(4,999)	(78,650)	92,483	(76,643)	(68,720)
Policy charges	(12,158)	(203,342)	(700,340)	(185,346)	(165,720)
Contract terminations:
Surrender benefits	(545)	(332,512)	(1,153,568)	(440,951)	(185,167)
Death benefits	—	(8,313)	—	(5,487)	—
Units outstanding at end of year	372,143	8,839,188	22,047,743	11,217,084	7,533,354

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	19

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	AC VP Intl, Cl I	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$(9,754)	$799,788	$108,268	$127,704	$(1,333,490)
Net realized gain (loss) on sales of investments	362,971	1,505,712	99,563	41,128	7,826,666
Distributions from capital gains	189,920	1,227,891	745,719	394,182	—
Net change in unrealized appreciation or depreciation of investments	2,583,518	(4,105,216)	1,214,430	1,102,569	24,974,727
Net increase (decrease) in net assets resulting from operations	3,126,655	(571,825)	2,167,980	1,665,583	31,467,903

Contract transactions
Contract purchase payments	367,580	1,666,507	596,726	372,247	7,824,534
Net transfers(1)	43,543	(2,614,808)	(1,101,916)	1,784,951	6,774,011
Transfers for policy loans	5,351	(22,189)	(26,362)	(51,778)	192,412
Policy charges	(347,946)	(1,612,967)	(234,047)	(285,441)	(10,116,556)
Contract terminations:
Surrender benefits	(525,250)	(1,758,951)	(268,659)	(217,723)	(8,085,988)
Death benefits	(4,575)	(45,014)	(5,308)	(11,520)	(76,746)
Increase (decrease) from contract transactions	(461,297)	(4,387,422)	(1,039,566)	1,590,736	(3,488,333)
Net assets at beginning of year	13,264,361	55,957,905	12,326,464	10,925,093	193,548,429
Net assets at end of year	$15,929,719	$50,998,658	$13,454,878	$14,181,412	$221,527,999

Accumulation unit activity
Units outstanding at beginning of year	5,928,994	15,898,355	9,574,717	4,308,373	80,271,373
Contract purchase payments	167,693	756,987	422,652	145,418	3,272,655
Net transfers(1)	23,451	(639,400)	(937,367)	645,205	2,064,048
Transfers for policy loans	11,526	(4,763)	(14,948)	(10,712)	95,102
Policy charges	(163,635)	(573,301)	(169,930)	(115,243)	(4,267,277)
Contract terminations:
Surrender benefits	(248,573)	(564,507)	(206,397)	(90,070)	(3,293,945)
Death benefits	(1,507)	(14,179)	(4,716)	(4,548)	(30,082)
Units outstanding at end of year	5,717,949	14,859,192	8,664,011	4,878,423	78,111,874

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

20	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(2,013,820)	$(854,603)	$29,595	$861,530	$(141,116)
Net realized gain (loss) on sales of investments	17,664,016	7,661,339	384,076	(413,205)	167
Distributions from capital gains	—	—	5,842,191	—	18,488
Net change in unrealized appreciation or depreciation of investments	19,721,409	(7,729,038)	8,518,844	293,415	(166)
Net increase (decrease) in net assets resulting from operations	35,371,605	(922,302)	14,774,706	741,740	(122,627)

Contract transactions
Contract purchase payments	10,196,024	6,724,164	1,969,880	850,677	5,546,332
Net transfers(1)	(7,435,688)	(8,276,146)	(2,495,147)	490,226	18,364,644
Transfers for policy loans	39,631	(105,296)	8,510	48,098	373,102
Policy charges	(14,280,321)	(5,339,574)	(1,168,058)	(654,921)	(4,190,823)
Contract terminations:
Surrender benefits	(13,063,066)	(8,620,295)	(1,947,073)	(773,884)	(7,639,278)
Death benefits	(68,554)	(48,522)	—	—	(604,858)
Increase (decrease) from contract transactions	(24,611,974)	(15,665,669)	(3,631,888)	(39,804)	11,849,119
Net assets at beginning of year	297,716,969	200,604,136	51,169,189	19,640,884	37,657,659
Net assets at end of year	$308,476,600	$184,016,165	$62,312,007	$20,342,820	$49,384,151

Accumulation unit activity
Units outstanding at beginning of year	117,024,904	64,371,902	21,111,136	16,008,309	37,229,016
Contract purchase payments	4,223,098	2,405,355	810,810	695,290	5,497,053
Net transfers(1)	(2,850,104)	(2,925,109)	(1,249,089)	387,540	18,215,843
Transfers for policy loans	138,272	(11,875)	36,406	35,823	360,641
Policy charges	(6,291,722)	(1,868,642)	(459,459)	(516,555)	(4,137,236)
Contract terminations:
Surrender benefits	(5,154,457)	(2,975,473)	(767,309)	(635,620)	(7,528,977)
Death benefits	(32,727)	(15,650)	—	—	(571,651)
Units outstanding at end of year	107,057,264	58,980,508	19,482,495	15,974,787	49,064,689

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	21

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$2,539,996	$741,078	$2,249,363	$(345,072)	$(533,940)
Net realized gain (loss) on sales of investments	(404,035)	(512,921)	409,331	4,285,107	7,217,273
Distributions from capital gains	—	—	1,177,424	—	—
Net change in unrealized appreciation or depreciation of investments	493,095	497,396	7,420,582	17,093,797	13,139,869
Net increase (decrease) in net assets resulting from operations	2,629,056	725,553	11,256,700	21,033,832	19,823,202

Contract transactions
Contract purchase payments	1,799,056	673,623	3,848,255	1,946,740	4,585,220
Net transfers(1)	(1,995,340)	(1,650,473)	11,807,830	2,543,554	(1,650,692)
Transfers for policy loans	(74,732)	(98,436)	(60,385)	(316,376)	(370,096)
Policy charges	(1,559,637)	(589,580)	(3,985,782)	(1,549,562)	(2,443,190)
Contract terminations:
Surrender benefits	(2,075,633)	(960,449)	(4,440,689)	(3,040,444)	(4,811,658)
Death benefits	(23,305)	(1,707)	(31,703)	(3,851)	(4,236)
Increase (decrease) from contract transactions	(3,929,591)	(2,627,022)	7,137,526	(419,939)	(4,694,652)
Net assets at beginning of year	52,930,585	20,216,534	93,770,263	62,956,317	117,210,707
Net assets at end of year	$51,630,050	$18,315,065	$112,164,489	$83,570,210	$132,339,257

Accumulation unit activity
Units outstanding at beginning of year	21,302,624	9,469,328	57,051,863	18,685,753	35,382,604
Contract purchase payments	743,785	337,251	2,177,925	529,975	1,554,782
Net transfers(1)	(803,755)	(798,188)	7,287,548	519,737	(566,018)
Transfers for policy loans	(6,409)	(51,670)	(114,684)	(64,288)	(88,864)
Policy charges	(623,859)	(276,753)	(2,196,445)	(446,497)	(771,801)
Contract terminations:
Surrender benefits	(858,587)	(491,785)	(2,532,589)	(800,607)	(1,415,202)
Death benefits	(7,992)	(775)	(14,809)	(1,944)	(1,858)
Units outstanding at end of year	19,745,807	8,187,408	61,658,809	18,422,129	34,093,643

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

22	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$222,855	$(98,620)	$460,967	$(79,298)	$(59,024)
Net realized gain (loss) on sales of investments	110,172	1,277,556	492,489	595,056	534,557
Distributions from capital gains	—	—	662,895	—	—
Net change in unrealized appreciation or depreciation of investments	177,062	5,259,036	2,552,522	327,847	(190,095)
Net increase (decrease) in net assets resulting from operations	510,089	6,437,972	4,168,873	843,605	285,438

Contract transactions
Contract purchase payments	413,680	601,327	2,731,545	454,277	535,999
Net transfers(1)	7,319,792	1,606,703	(1,869,367)	293,924	(2,223,601)
Transfers for policy loans	24,692	(163,834)	290,808	77,548	(6,832)
Policy charges	(252,245)	(501,093)	(3,000,276)	(325,277)	(250,576)
Contract terminations:
Surrender benefits	(1,233,113)	(764,500)	(2,471,536)	(624,786)	(334,843)
Death benefits	—	—	(13,188)	—	—
Increase (decrease) from contract transactions	6,272,806	778,603	(4,332,014)	(124,314)	(2,279,853)
Net assets at beginning of year	7,378,276	18,273,272	61,964,408	18,408,643	15,380,689
Net assets at end of year	$14,161,171	$25,489,847	$61,801,267	$19,127,934	$13,386,274

Accumulation unit activity
Units outstanding at beginning of year	7,025,368	4,675,324	39,742,753	5,651,328	4,859,861
Contract purchase payments	380,362	146,760	1,976,281	158,600	190,536
Net transfers(1)	6,799,617	354,955	(1,494,458)	(104,705)	(875,820)
Transfers for policy loans	23,108	(40,400)	214,929	46,413	(2,192)
Policy charges	(238,268)	(122,442)	(2,252,750)	(111,515)	(92,603)
Contract terminations:
Surrender benefits	(1,142,205)	(183,008)	(1,736,081)	(230,884)	(109,011)
Death benefits	—	—	(10,287)	—	—
Units outstanding at end of year	12,847,982	4,831,189	36,440,387	5,409,237	3,970,771

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	23

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$(66,723)	$437,133	$246,670	$6,216	$(112,094)
Net realized gain (loss) on sales of investments	475,690	122,389	(643,097)	(166,093)	660,349
Distributions from capital gains	—	79,632	—	200,049	—
Net change in unrealized appreciation or depreciation of investments	663,361	308,966	267,903	851,965	954,855
Net increase (decrease) in net assets resulting from operations	1,072,328	948,120	(128,524)	892,137	1,503,110

Contract transactions
Contract purchase payments	503,783	1,065,987	245,253	615,380	714,188
Net transfers(1)	(600,729)	2,196,551	(27,232)	524,512	(526,289)
Transfers for policy loans	75,686	39,738	43,742	2,190	(72,690)
Policy charges	(384,994)	(1,110,049)	(131,719)	(291,515)	(374,532)
Contract terminations:
Surrender benefits	(579,525)	(1,116,320)	(220,555)	(377,113)	(890,703)
Death benefits	(4,714)	—	—	—	(493)
Increase (decrease) from contract transactions	(990,493)	1,075,907	(90,511)	473,454	(1,150,519)
Net assets at beginning of year	15,582,381	20,798,625	5,309,128	10,781,473	25,361,840
Net assets at end of year	$15,664,216	$22,822,652	$5,090,093	$12,147,064	$25,714,431

Accumulation unit activity
Units outstanding at beginning of year	4,561,251	15,921,649	8,533,026	7,497,416	7,111,519
Contract purchase payments	174,346	782,024	460,912	402,589	229,596
Net transfers(1)	(193,051)	1,663,459	(81,661)	325,070	(260,994)
Transfers for policy loans	26,327	30,429	82,600	166	(33,522)
Policy charges	(130,173)	(807,921)	(246,047)	(193,797)	(122,193)
Contract terminations:
Surrender benefits	(186,898)	(822,825)	(418,509)	(246,232)	(246,227)
Death benefits	(1,752)	—	—	—	(130)
Units outstanding at end of year	4,250,050	16,766,815	8,330,321	7,785,212	6,678,049

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

24	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$35,615	$460,223	$(429,574)	$662,289	$(7,936)
Net realized gain (loss) on sales of investments	(25,071)	(426,075)	3,031,162	949,346	(26,068)
Distributions from capital gains	—	—	580,325	2,368,845	—
Net change in unrealized appreciation or depreciation of investments	93,959	50,799	27,147,446	(1,049,101)	13,524,796
Net increase (decrease) in net assets resulting from operations	104,503	84,947	30,329,359	2,931,379	13,490,792

Contract transactions
Contract purchase payments	144,921	565,182	4,343,127	1,140,317	2,253,295
Net transfers(1)	245,500	(4,718,226)	(19,240)	(2,210,610)	(5,670,287)
Transfers for policy loans	(24,855)	(25,188)	(806,534)	6,698	9,703
Policy charges	(32,122)	(424,690)	(2,458,253)	(1,434,123)	(2,758,876)
Contract terminations:
Surrender benefits	(15,037)	(519,252)	(3,850,729)	(1,879,590)	(3,952,309)
Death benefits	—	—	(75,664)	(33,674)	(54,102)
Increase (decrease) from contract transactions	318,407	(5,122,174)	(2,867,293)	(4,410,982)	(10,172,576)
Net assets at beginning of year	1,793,584	19,738,240	103,407,662	51,429,994	93,093,260
Net assets at end of year	$2,216,494	$14,701,013	$130,869,728	$49,950,391	$96,411,476

Accumulation unit activity
Units outstanding at beginning of year	1,673,823	12,116,067	33,381,946	13,949,165	22,918,495
Contract purchase payments	135,309	366,898	1,422,823	343,855	607,116
Net transfers(1)	219,126	(2,898,152)	(234,788)	(726,893)	(1,530,664)
Transfers for policy loans	(22,605)	(12,809)	(247,742)	6,584	(4,994)
Policy charges	(31,162)	(268,068)	(753,356)	(447,179)	(721,102)
Contract terminations:
Surrender benefits	(14,314)	(325,243)	(1,063,229)	(567,058)	(1,003,344)
Death benefits	—	—	(22,875)	(10,055)	(12,474)
Units outstanding at end of year	1,960,177	8,978,693	32,482,779	12,548,419	20,253,033

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	25

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Fid VIP Overseas, Serv Cl	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$(37,589)	$1,075,320	$338,740	$360,591	$344,004
Net realized gain (loss) on sales of investments	455,474	(469,922)	(237,089)	(693,112)	(1,392,785)
Distributions from capital gains	80,098	4,057,210	5,165	591,732	2,102,438
Net change in unrealized appreciation or depreciation of investments	1,992,271	(7,572,837)	(233,422)	(1,530,807)	714,835
Net increase (decrease) in net assets resulting from operations	2,490,254	(2,910,229)	(126,606)	(1,271,596)	1,768,492

Contract transactions
Contract purchase payments	620,227	1,761,977	312,425	871,515	1,552,184
Net transfers(1)	(395,719)	(1,594,086)	(1,837,189)	(1,483,805)	(303,116)
Transfers for policy loans	7,588	157,519	(25,973)	(13,130)	(29,360)
Policy charges	(584,500)	(1,229,901)	(153,124)	(479,497)	(946,692)
Contract terminations:
Surrender benefits	(1,126,642)	(1,829,016)	(209,018)	(795,017)	(1,512,149)
Death benefits	(36,173)	(7,523)	(15,470)	—	(22,008)
Increase (decrease) from contract transactions	(1,515,219)	(2,741,030)	(1,928,349)	(1,899,934)	(1,261,141)
Net assets at beginning of year	18,660,958	46,065,706	7,318,025	19,188,792	39,540,598
Net assets at end of year	$19,635,993	$40,414,447	$5,263,070	$16,017,262	$40,047,949

Accumulation unit activity
Units outstanding at beginning of year	8,262,212	18,319,204	5,908,778	7,714,382	11,461,857
Contract purchase payments	300,152	816,353	256,909	437,734	599,148
Net transfers(1)	(210,591)	(696,698)	(1,596,275)	(672,524)	52,144
Transfers for policy loans	6,895	60,921	(24,219)	(6,165)	(12,088)
Policy charges	(280,661)	(543,003)	(133,863)	(233,896)	(314,695)
Contract terminations:
Surrender benefits	(501,109)	(814,731)	(183,798)	(373,295)	(465,402)
Death benefits	(19,536)	(3,181)	(14,508)	—	(5,508)
Units outstanding at end of year	7,557,362	17,138,865	4,213,024	6,866,236	11,315,456

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

26	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Inv Opp VI Dis Mid Cap Gro, Ser I(2)
Operations
Investment income (loss) — net	$94,299	$16,431	$(18,331)	$169,555	$(43,481)
Net realized gain (loss) on sales of investments	(470,210)	(20,108)	(171,676)	670,985	116,297
Distributions from capital gains	1,172,059	—	73,860	2,104,699	1,022,910
Net change in unrealized appreciation or depreciation of investments	4,464,166	71,564	419,259	4,803,135	4,449,307
Net increase (decrease) in net assets resulting from operations	5,260,314	67,887	303,112	7,748,374	5,545,033

Contract transactions
Contract purchase payments	2,542,125	83,870	165,210	1,359,343	270,314
Net transfers(1)	(4,074,921)	(151,593)	(470,312)	(2,352,013)	11,373,796
Transfers for policy loans	28,037	969	(20,797)	(2,866)	(6,156)
Policy charges	(2,242,077)	(21,660)	(160,530)	(1,208,671)	(236,740)
Contract terminations:
Surrender benefits	(3,478,746)	(14,786)	(317,140)	(1,849,562)	(291,266)
Death benefits	(6,486)	—	(1,330)	—	(1,395)
Increase (decrease) from contract transactions	(7,232,068)	(103,200)	(804,899)	(4,053,769)	11,108,553
Net assets at beginning of year	84,915,797	1,242,751	6,648,801	50,257,021	—
Net assets at end of year	$82,944,043	$1,207,438	$6,147,014	$53,951,626	$16,653,586

Accumulation unit activity
Units outstanding at beginning of year	23,535,774	1,293,536	1,565,885	14,289,469	—
Contract purchase payments	815,060	86,445	45,343	384,077	215,580
Net transfers(1)	(1,223,892)	(168,813)	(136,706)	(798,895)	11,229,847
Transfers for policy loans	17,629	877	(2,641)	33,234	(5,056)
Policy charges	(670,324)	(22,549)	(44,891)	(352,190)	(189,119)
Contract terminations:
Surrender benefits	(1,059,638)	(15,308)	(83,276)	(509,915)	(226,332)
Death benefits	(1,161)	—	(436)	—	(1,047)
Units outstanding at end of year	21,413,448	1,174,188	1,343,278	13,045,780	11,023,873

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	27

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco Opp VI Global, Ser II	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$1,221	$1,681,079	$(8,433)	$(71,484)	$463,824
Net realized gain (loss) on sales of investments	133,580	(534,450)	(328,051)	457,857	(102,204)
Distributions from capital gains	937,574	—	324,578	1,165,899	328,361
Net change in unrealized appreciation or depreciation of investments	5,343,197	(546,129)	4,412,100	3,959,751	(128,189)
Net increase (decrease) in net assets resulting from operations	6,415,572	600,500	4,400,194	5,512,023	561,792

Contract transactions
Contract purchase payments	1,166,347	1,423,936	1,117,053	366,631	346,865
Net transfers(1)	394,617	(1,826,448)	(1,123,624)	362,654	(653,705)
Transfers for policy loans	16,857	(72,956)	(101,185)	(20,253)	(61,244)
Policy charges	(492,052)	(1,171,038)	(472,261)	(379,294)	(177,857)
Contract terminations:
Surrender benefits	(643,398)	(1,380,160)	(936,530)	(392,856)	(264,054)
Death benefits	(10,610)	—	(8,170)	(3,637)	—
Increase (decrease) from contract transactions	431,761	(3,026,666)	(1,524,717)	(66,755)	(809,995)
Net assets at beginning of year	23,969,796	38,200,505	24,401,734	13,533,070	7,026,443
Net assets at end of year	$30,817,129	$35,774,339	$27,277,211	$18,978,338	$6,778,240

Accumulation unit activity
Units outstanding at beginning of year	8,141,360	24,251,301	7,713,677	5,285,180	5,670,862
Contract purchase payments	414,214	952,065	444,099	127,239	284,838
Net transfers(1)	7,445	(1,291,473)	(353,605)	96,635	(557,421)
Transfers for policy loans	7,879	(49,472)	(33,081)	(9,084)	(51,369)
Policy charges	(171,540)	(778,233)	(168,780)	(133,773)	(146,954)
Contract terminations:
Surrender benefits	(199,286)	(906,483)	(302,234)	(132,476)	(215,939)
Death benefits	(3,950)	—	(2,776)	(1,087)	—
Units outstanding at end of year	8,196,122	22,177,705	7,297,300	5,232,634	4,984,017

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

28	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I
Operations
Investment income (loss) — net	$99,205	$620,408	$438,709	$344,762	$(73,923)
Net realized gain (loss) on sales of investments	(398,668)	1,181,539	(147,262)	307,871	436,353
Distributions from capital gains	164,317	22,368,407	434,136	492,017	1,511,860
Net change in unrealized appreciation or depreciation of investments	(228,543)	(12,113,062)	(1,072,140)	1,450,596	4,123,227
Net increase (decrease) in net assets resulting from operations	(363,689)	12,057,292	(346,557)	2,595,246	5,997,517

Contract transactions
Contract purchase payments	232,821	3,547,938	540,475	708,089	516,094
Net transfers(1)	(1,033,938)	(2,800,316)	(1,012,836)	(1,660,995)	3,203,245
Transfers for policy loans	(71,015)	72,886	69,664	(17,360)	90,604
Policy charges	(151,160)	(4,871,657)	(349,200)	(434,190)	(357,015)
Contract terminations:
Surrender benefits	(224,204)	(4,702,125)	(845,574)	(812,068)	(418,674)
Death benefits	(5,658)	(24,371)	(9,744)	(5,993)	—
Increase (decrease) from contract transactions	(1,253,154)	(8,777,645)	(1,607,215)	(2,222,517)	3,034,254
Net assets at beginning of year	8,352,791	103,130,882	20,296,107	23,704,326	11,504,707
Net assets at end of year	$6,735,948	$106,410,529	$18,342,335	$24,077,055	$20,536,478

Accumulation unit activity
Units outstanding at beginning of year	2,966,600	29,656,180	9,047,765	11,515,526	2,825,543
Contract purchase payments	111,323	1,046,624	272,271	375,600	117,963
Net transfers(1)	(418,172)	(849,513)	(555,383)	(904,182)	674,591
Transfers for policy loans	(24,624)	22,838	36,654	1,032	17,768
Policy charges	(67,057)	(1,418,079)	(176,332)	(229,395)	(77,188)
Contract terminations:
Surrender benefits	(96,868)	(1,376,898)	(417,315)	(411,718)	(96,863)
Death benefits	(3,479)	(6,658)	(4,426)	(2,807)	—
Units outstanding at end of year	2,467,723	27,074,494	8,203,234	10,344,056	3,461,814

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	29

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Ivy VIP Asset Strategy, Cl II	Janus Henderson VIT Enter, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv
Operations
Investment income (loss) — net	$33,988	$(110,806)	$(207,590)	$224,697	$(30,191)
Net realized gain (loss) on sales of investments	(44,839)	647,960	2,192,153	(846,700)	618,180
Distributions from capital gains	33,676	1,578,802	3,575,236	—	1,108,118
Net change in unrealized appreciation or depreciation of investments	201,601	1,691,264	11,912,093	5,381,917	2,151,468
Net increase (decrease) in net assets resulting from operations	224,426	3,807,220	17,471,892	4,759,914	3,847,575

Contract transactions
Contract purchase payments	142,182	463,182	1,049,226	1,508,281	497,611
Net transfers(1)	(317,058)	(828,778)	3,533,245	(2,270,670)	(409,388)
Transfers for policy loans	(38,198)	(81,096)	(360,963)	106,438	(64,982)
Policy charges	(47,272)	(444,111)	(750,194)	(1,014,930)	(286,190)
Contract terminations:
Surrender benefits	(23,079)	(534,300)	(1,354,562)	(1,396,354)	(359,925)
Death benefits	(10,208)	—	(9,302)	—	(2,741)
Increase (decrease) from contract transactions	(293,633)	(1,425,103)	2,107,450	(3,067,235)	(625,615)
Net assets at beginning of year	2,263,061	21,606,738	34,159,384	35,591,423	12,616,678
Net assets at end of year	$2,193,854	$23,988,855	$53,738,726	$37,284,102	$15,838,638

Accumulation unit activity
Units outstanding at beginning of year	1,923,865	4,627,553	7,219,905	19,652,428	3,750,465
Contract purchase payments	120,267	100,789	199,531	922,791	150,850
Net transfers(1)	(308,128)	(226,013)	336,979	(1,365,920)	(105,194)
Transfers for policy loans	(36,295)	(5,720)	(44,107)	59,869	(11,649)
Policy charges	(40,357)	(105,441)	(146,436)	(614,899)	(82,700)
Contract terminations:
Surrender benefits	(19,583)	(138,671)	(273,347)	(801,063)	(100,640)
Death benefits	(10,170)	—	(3,935)	—	(627)
Units outstanding at end of year	1,629,599	4,252,497	7,288,590	17,853,206	3,600,505

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

30	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II
Operations
Investment income (loss) — net	$3,361	$(114,600)	$(153,877)	$384,590	$(134,882)
Net realized gain (loss) on sales of investments	505	985,507	494,087	322,030	1,938,951
Distributions from capital gains	27,215	4,036,941	3,229,182	569,103	3,750,458
Net change in unrealized appreciation or depreciation of investments	(52,088)	3,596,420	8,952,362	(396,928)	26,443,393
Net increase (decrease) in net assets resulting from operations	(21,007)	8,504,268	12,521,754	878,795	31,997,920

Contract transactions
Contract purchase payments	132,984	909,891	710,943	857,323	1,312,529
Net transfers(1)	(194,798)	(715,004)	289,931	(2,044,910)	9,068,904
Transfers for policy loans	46,202	(184,079)	(189,720)	(93,354)	(347,359)
Policy charges	(51,248)	(906,970)	(682,724)	(639,694)	(499,978)
Contract terminations:
Surrender benefits	(196,756)	(1,507,368)	(1,119,978)	(971,396)	(1,211,855)
Death benefits	(1,021)	(63,226)	—	(17,425)	—
Increase (decrease) from contract transactions	(264,637)	(2,466,756)	(991,548)	(2,909,456)	8,322,241
Net assets at beginning of year	2,952,370	41,453,134	28,453,881	24,381,055	17,875,303
Net assets at end of year	$2,666,726	$47,490,646	$39,984,087	$22,350,394	$58,195,464

Accumulation unit activity
Units outstanding at beginning of year	2,201,995	22,674,541	6,154,257	8,489,869	4,958,242
Contract purchase payments	98,004	490,276	145,521	342,623	267,514
Net transfers(1)	(173,797)	(391,184)	104,661	(717,980)	1,681,112
Transfers for policy loans	38,531	(92,852)	(55,994)	(37,385)	(77,315)
Policy charges	(40,012)	(491,501)	(144,047)	(236,018)	(95,797)
Contract terminations:
Surrender benefits	(158,060)	(794,291)	(186,524)	(342,538)	(183,946)
Death benefits	(814)	(31,227)	—	(3,925)	—
Units outstanding at end of year	1,965,847	21,363,762	6,017,874	7,494,646	6,549,810

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	31

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	MS VIF Global Real Est, Cl II	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB
Operations
Investment income (loss) — net	$266,038	$1,947	$545,402	$165,958	$(12,354)
Net realized gain (loss) on sales of investments	(603,719)	(10,901)	(204,589)	72,437	(22,421)
Distributions from capital gains	141,747	28,589	—	114,693	1,891,881
Net change in unrealized appreciation or depreciation of investments	(1,525,389)	1,128	396,513	408,885	1,493,250
Net increase (decrease) in net assets resulting from operations	(1,721,323)	20,763	737,326	761,973	3,350,356

Contract transactions
Contract purchase payments	291,819	31,941	503,225	289,076	738,541
Net transfers(1)	(997,127)	33,171	(1,765,553)	6,763,667	1,997,232
Transfers for policy loans	(27,418)	363	11,554	(46,090)	(2,449)
Policy charges	(154,250)	(12,825)	(375,879)	(187,481)	(485,552)
Contract terminations:
Surrender benefits	(444,622)	(10,534)	(720,504)	(333,888)	(1,074,499)
Death benefits	(10,792)	—	(515)	—	(10,976)
Increase (decrease) from contract transactions	(1,342,390)	42,116	(2,347,672)	6,485,284	1,162,297
Net assets at beginning of year	9,893,908	439,623	14,438,568	7,855,501	21,108,568
Net assets at end of year	$6,830,195	$502,502	$12,828,222	$15,102,758	$25,621,221

Accumulation unit activity
Units outstanding at beginning of year	5,039,292	419,185	8,557,027	6,815,493	6,068,036
Contract purchase payments	194,151	30,996	319,542	236,410	207,582
Net transfers(1)	(814,668)	15,989	(1,105,998)	5,548,148	596,940
Transfers for policy loans	(15,225)	336	3,482	(48,351)	3,472
Policy charges	(97,333)	(12,648)	(238,243)	(154,995)	(134,648)
Contract terminations:
Surrender benefits	(259,713)	(9,948)	(423,048)	(277,925)	(295,622)
Death benefits	(6,573)	—	(437)	—	(2,999)
Units outstanding at end of year	4,039,931	443,910	7,112,325	12,118,780	6,442,761

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

32	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2
Operations
Investment income (loss) — net	$322,784	$55,124	$(53,616)	$(141,740)	$288,462
Net realized gain (loss) on sales of investments	(163,318)	1,714	3,749,744	(588,870)	(155,891)
Distributions from capital gains	—	—	10,596,898	407,495	—
Net change in unrealized appreciation or depreciation of investments	22,394	579,377	17,968,921	5,999,945	(355,451)
Net increase (decrease) in net assets resulting from operations	181,860	636,215	32,261,947	5,676,830	(222,880)

Contract transactions
Contract purchase payments	152,208	235,106	3,246,066	967,555	163,836
Net transfers(1)	(422,739)	558,410	(3,864,178)	(1,790,348)	(183,770)
Transfers for policy loans	(50,943)	18,720	(626,097)	197,492	(8,590)
Policy charges	(234,014)	(107,551)	(4,768,251)	(1,001,903)	(81,244)
Contract terminations:
Surrender benefits	(274,588)	(130,671)	(5,475,580)	(1,207,808)	(106,326)
Death benefits	—	—	(52,821)	(8,893)	(5,736)
Increase (decrease) from contract transactions	(830,076)	574,014	(11,540,861)	(2,843,905)	(221,830)
Net assets at beginning of year	6,762,537	5,320,963	123,671,554	29,103,504	3,986,532
Net assets at end of year	$6,114,321	$6,531,192	$144,392,640	$31,936,429	$3,541,822

Accumulation unit activity
Units outstanding at beginning of year	2,581,271	2,706,262	25,919,737	9,642,629	3,921,608
Contract purchase payments	59,892	128,779	651,272	356,369	162,680
Net transfers(1)	(190,428)	307,620	(799,934)	(681,559)	(189,615)
Transfers for policy loans	(21,788)	10,359	(114,466)	69,499	(8,899)
Policy charges	(91,801)	(57,217)	(967,006)	(357,789)	(83,292)
Contract terminations:
Surrender benefits	(105,535)	(75,503)	(1,080,671)	(416,295)	(110,842)
Death benefits	—	—	(9,947)	(3,425)	(5,820)
Units outstanding at end of year	2,231,611	3,020,300	23,598,985	8,609,429	3,685,820

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	33

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	Third Ave VST FFI Strat	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$371,916	$145,993	$(1,078,771)	$(1,438,810)	$(130,515)
Net realized gain (loss) on sales of investments	(485,156)	306,496	10,509,183	15,379,215	1,031,950
Distributions from capital gains	127,445	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,062,478)	1,218,112	30,747,907	33,127,108	1,870,583
Net increase (decrease) in net assets resulting from operations	(1,048,273)	1,670,601	40,178,319	47,067,513	2,772,018

Contract transactions
Contract purchase payments	1,018,950	280,052	20,458,356	12,846,925	856,170
Net transfers(1)	(1,083,265)	1,992,784	(9,373,503)	(15,723,706)	16,062,250
Transfers for policy loans	134,604	(48,705)	(985,816)	123,063	(485,913)
Policy charges	(868,001)	(80,658)	(5,832,976)	(5,482,910)	(807,332)
Contract terminations:
Surrender benefits	(832,285)	(124,923)	(9,086,420)	(15,636,540)	(1,722,167)
Death benefits	(10,258)	—	(59,216)	(19,724)	—
Increase (decrease) from contract transactions	(1,640,255)	2,018,550	(4,879,575)	(23,892,892)	13,903,008
Net assets at beginning of year	23,639,848	4,140,940	288,957,733	351,735,992	16,251,422
Net assets at end of year	$20,951,320	$7,830,091	$324,256,477	$374,910,613	$32,926,448

Accumulation unit activity
Units outstanding at beginning of year	9,990,697	3,769,702	148,098,773	177,280,775	11,798,369
Contract purchase payments	565,494	199,766	10,970,038	6,623,292	619,559
Net transfers(1)	(588,836)	1,368,975	(5,116,175)	(7,815,411)	11,580,866
Transfers for policy loans	76,218	(30,509)	(518,676)	136,593	(344,808)
Policy charges	(466,644)	(58,678)	(3,097,087)	(2,823,950)	(569,208)
Contract terminations:
Surrender benefits	(425,317)	(103,933)	(4,710,714)	(7,999,813)	(1,232,982)
Death benefits	(4,734)	—	(28,790)	(9,001)	—
Units outstanding at end of year	9,146,878	5,145,323	145,597,369	165,392,485	21,851,796

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

34	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(118,895)	$(20,867)	$(26,906)	$(164,160)	$(152,043)
Net realized gain (loss) on sales of investments	806,958	140,801	104,535	1,894,644	846,538
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,725,661	292,344	486,406	3,340,065	3,196,823
Net increase (decrease) in net assets resulting from operations	2,413,724	412,278	564,035	5,070,549	3,891,318

Contract transactions
Contract purchase payments	1,096,819	51,595	158,235	3,230,994	2,200,556
Net transfers(1)	7,588,241	3,054,542	1,607,402	(5,317,628)	3,742,667
Transfers for policy loans	(84,751)	705	(24,230)	263,419	(94,762)
Policy charges	(896,498)	(114,575)	(192,421)	(881,380)	(1,100,074)
Contract terminations:
Surrender benefits	(3,219,998)	(57,398)	(163,391)	(1,978,281)	(1,151,537)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	4,483,813	2,934,869	1,385,595	(4,682,876)	3,596,850
Net assets at beginning of year	22,424,011	3,491,880	5,087,783	49,401,197	37,298,118
Net assets at end of year	$29,321,548	$6,839,027	$7,037,413	$49,788,870	$44,786,286

Accumulation unit activity
Units outstanding at beginning of year	16,343,789	2,952,215	4,190,999	38,882,662	29,853,158
Contract purchase payments	787,952	42,167	128,732	2,535,203	1,742,946
Net transfers(1)	5,350,259	2,497,114	1,333,628	(4,146,401)	2,788,497
Transfers for policy loans	(74,197)	754	(19,437)	223,510	(73,171)
Policy charges	(632,183)	(95,806)	(156,662)	(697,343)	(879,057)
Contract terminations:
Surrender benefits	(2,232,563)	(46,806)	(130,902)	(1,554,640)	(903,404)
Death benefits	—	—	—	—	—
Units outstanding at end of year	19,543,057	5,349,638	5,346,358	35,242,991	32,528,969

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	35

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$(1,957,961)	$(2,708,232)	$(2,628,604)	$(4,415,033)	$(290,124)
Net realized gain (loss) on sales of investments	15,308,205	22,204,544	29,930,983	37,318,461	2,477,461
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	32,681,660	46,326,263	58,039,009	95,553,038	3,802,199
Net increase (decrease) in net assets resulting from operations	46,031,904	65,822,575	85,341,388	128,456,466	5,989,536

Contract transactions
Contract purchase payments	18,277,408	20,630,192	44,362,985	38,193,922	2,295,677
Net transfers(1)	1,332,333	(9,576,972)	(22,804,313)	(44,118,350)	9,822,935
Transfers for policy loans	(631,889)	(3,033,433)	(2,125,288)	(3,434,470)	(690,522)
Policy charges	(12,611,312)	(18,709,056)	(17,326,387)	(20,765,845)	(2,161,223)
Contract terminations:
Surrender benefits	(15,255,060)	(29,302,375)	(20,109,377)	(46,482,023)	(2,473,451)
Death benefits	(65,523)	(518,468)	(182,271)	(310,251)	(3,118)
Increase (decrease) from contract transactions	(8,954,043)	(40,510,112)	(18,184,651)	(76,917,017)	6,790,298
Net assets at beginning of year	383,236,899	583,299,690	659,244,549	1,037,870,438	49,590,636
Net assets at end of year	$420,314,760	$608,612,153	$726,401,286	$1,089,409,887	$62,370,470

Accumulation unit activity
Units outstanding at beginning of year	227,792,935	343,553,336	366,783,649	566,475,289	32,291,182
Contract purchase payments	10,967,153	12,058,515	25,363,304	21,002,329	1,488,363
Net transfers(1)	667,976	(5,598,776)	(12,754,253)	(24,646,594)	6,615,947
Transfers for policy loans	(402,599)	(1,912,497)	(1,240,745)	(1,920,947)	(427,634)
Policy charges	(7,460,372)	(10,908,203)	(9,801,158)	(11,383,696)	(1,388,079)
Contract terminations:
Surrender benefits	(8,871,946)	(17,430,912)	(10,963,838)	(25,432,966)	(1,632,294)
Death benefits	(39,348)	(290,171)	(92,897)	(188,792)	(1,935)
Units outstanding at end of year	222,653,799	319,471,292	357,294,062	523,904,623	36,945,550

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

36	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA
Operations
Investment income (loss) — net	$(377,452)	$(28,304)	$(48,365)	$1,197,898	$(510,170)
Net realized gain (loss) on sales of investments	3,453,310	324,324	100,342	(2,517,164)	(4,133,329)
Distributions from capital gains	—	—	—	2,824,042	11,328,761
Net change in unrealized appreciation or depreciation of investments	5,475,538	580,533	399,277	8,388,441	17,132,116
Net increase (decrease) in net assets resulting from operations	8,551,396	876,553	451,254	9,893,217	23,817,378

Contract transactions
Contract purchase payments	2,693,921	180,748	504,143	2,928,043	3,166,760
Net transfers(1)	2,015,606	(399,082)	(2,768)	(7,466,387)	(7,975,319)
Transfers for policy loans	(517,400)	(47,297)	(12,380)	117,988	(347,076)
Policy charges	(3,011,619)	(123,757)	(300,931)	(1,955,880)	(2,545,624)
Contract terminations:
Surrender benefits	(3,376,721)	(97,560)	(553,540)	(3,402,887)	(4,017,703)
Death benefits	(41,382)	—	—	(5,704)	(26,272)
Increase (decrease) from contract transactions	(2,237,595)	(486,948)	(365,476)	(9,784,827)	(11,745,234)
Net assets at beginning of year	75,729,262	5,885,207	13,740,347	89,411,897	115,353,315
Net assets at end of year	$82,043,063	$6,274,812	$13,826,125	$89,520,287	$127,425,459

Accumulation unit activity
Units outstanding at beginning of year	49,660,174	2,154,385	5,162,183	32,682,631	26,201,713
Contract purchase payments	1,733,724	67,676	227,766	1,198,341	768,386
Net transfers(1)	2,032,514	(191,507)	24,036	(2,862,751)	(1,832,086)
Transfers for policy loans	(337,306)	(16,813)	(14,814)	89,344	(54,722)
Policy charges	(1,937,860)	(49,060)	(136,820)	(763,785)	(600,065)
Contract terminations:
Surrender benefits	(2,176,822)	(35,595)	(264,445)	(1,279,722)	(888,668)
Death benefits	(25,149)	—	—	(2,137)	(4,760)
Units outstanding at end of year	48,949,275	1,929,086	4,997,906	29,061,921	23,589,798

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	37

Statement of Changes in Net Assets

Year ended December 31, 2020 (continued)	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$362,176	$(2,860)	$(103,032)
Net realized gain (loss) on sales of investments	(2,777,798)	99,545	287,535
Distributions from capital gains	—	1,088,041	1,436,355
Net change in unrealized appreciation or depreciation of investments	3,010,563	1,543,610	11,427,159
Net increase (decrease) in net assets resulting from operations	594,941	2,728,336	13,048,017

Contract transactions
Contract purchase payments	747,828	483,853	1,267,166
Net transfers(1)	(1,082,434)	(1,069,046)	2,498,521
Transfers for policy loans	(12,019)	(54,147)	(128,752)
Policy charges	(562,882)	(359,945)	(546,374)
Contract terminations:
Surrender benefits	(701,335)	(535,222)	(829,530)
Death benefits	—	—	(5,142)
Increase (decrease) from contract transactions	(1,610,842)	(1,534,507)	2,255,889
Net assets at beginning of year	21,850,490	15,344,464	21,973,495
Net assets at end of year	$20,834,589	$16,538,293	$37,277,401

Accumulation unit activity
Units outstanding at beginning of year	11,303,092	4,162,514	6,009,675
Contract purchase payments	449,360	137,355	375,124
Net transfers(1)	(686,439)	(259,769)	607,858
Transfers for policy loans	(8,577)	(17,840)	(23,739)
Policy charges	(330,958)	(97,862)	(147,464)
Contract terminations:
Surrender benefits	(400,426)	(142,152)	(185,316)
Death benefits	—	—	(1,111)
Units outstanding at end of year	10,326,052	3,782,246	6,635,027

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

38	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$13,327	$154,903	$133,015	$(144,683)	$87,967
Net realized gain (loss) on sales of investments	3,138	79,077	(387,781)	409,055	(126,797)
Distributions from capital gains	910	2,952,321	—	4,271,079	—
Net change in unrealized appreciation or depreciation of investments	88,720	2,317,179	5,922,151	4,452,861	1,273,451
Net increase (decrease) in net assets resulting from operations	106,095	5,503,480	5,667,385	8,988,312	1,234,621

Contract transactions
Contract purchase payments	70,473	1,018,532	2,278,781	1,689,146	529,381
Net transfers(1)	(27,286)	1,688,090	(857,758)	3,928,306	(533,515)
Transfers for policy loans	(10,161)	(81,825)	(46,419)	(269,188)	(32,822)
Policy charges	(17,290)	(581,651)	(1,095,655)	(570,044)	(150,339)
Contract terminations:
Surrender benefits	(33,944)	(1,506,441)	(2,314,383)	(1,504,673)	(250,829)
Death benefits	—	—	(2,374)	(6,246)	—
Increase (decrease) from contract transactions	(18,208)	536,705	(2,037,808)	3,267,301	(438,124)
Net assets at beginning of year	703,339	23,417,435	35,752,228	25,216,549	6,355,403
Net assets at end of year	$791,226	$29,457,620	$39,381,805	$37,472,162	$7,151,900

Accumulation unit activity
Units outstanding at beginning of year	620,253	8,870,008	24,431,061	8,583,138	9,080,673
Contract purchase payments	55,936	341,625	1,439,726	530,357	606,619
Net transfers(1)	(23,295)	655,215	(564,048)	1,061,713	(688,185)
Transfers for policy loans	(7,969)	(16,961)	(22,465)	(66,565)	(36,972)
Policy charges	(13,881)	(196,572)	(688,420)	(173,168)	(177,260)
Contract terminations:
Surrender benefits	(27,398)	(487,345)	(1,478,874)	(417,818)	(313,069)
Death benefits	—	—	(1,363)	(1,531)	—
Units outstanding at end of year	603,646	9,165,970	23,115,617	9,516,126	8,471,806

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	39

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	AC VP Intl, Cl I	AC VP Val, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3
Operations
Investment income (loss) — net	$39,288	$810,151	$101,481	$97,213	$(1,292,098)
Net realized gain (loss) on sales of investments	254,318	2,055,964	(18,144)	121,408	8,408,021
Distributions from capital gains	659,474	3,078,471	470,861	334,725	—
Net change in unrealized appreciation or depreciation of investments	2,078,994	6,282,800	1,334,326	1,268,762	29,142,869
Net increase (decrease) in net assets resulting from operations	3,032,074	12,227,386	1,888,524	1,822,108	36,258,792

Contract transactions
Contract purchase payments	376,311	1,605,357	782,794	384,470	8,681,115
Net transfers(1)	(624,092)	(1,595,430)	(821,985)	2,186,850	(464,364)
Transfers for policy loans	(17,627)	(224,849)	(115,159)	904	(637,568)
Policy charges	(334,105)	(1,690,938)	(230,231)	(262,734)	(10,087,164)
Contract terminations:
Surrender benefits	(626,686)	(2,776,013)	(451,324)	(465,675)	(9,910,565)
Death benefits	(286)	(167,977)	—	(51,830)	(283,031)
Increase (decrease) from contract transactions	(1,226,485)	(4,849,850)	(835,905)	1,791,985	(12,701,577)
Net assets at beginning of year	11,458,772	48,580,369	11,273,845	7,311,000	169,991,214
Net assets at end of year	$13,264,361	$55,957,905	$12,326,464	$10,925,093	$193,548,429

Accumulation unit activity
Units outstanding at beginning of year	6,632,538	17,119,452	10,341,562	3,608,211	86,317,481
Contract purchase payments	192,014	612,927	611,728	170,112	4,063,774
Net transfers(1)	(361,416)	(314,414)	(709,378)	875,660	(479,023)
Transfers for policy loans	(13,222)	(70,449)	(92,035)	2,080	(308,854)
Policy charges	(177,020)	(534,787)	(184,247)	(116,957)	(4,726,757)
Contract terminations:
Surrender benefits	(343,686)	(862,343)	(392,913)	(202,535)	(4,458,451)
Death benefits	(214)	(52,031)	—	(28,198)	(136,797)
Units outstanding at end of year	5,928,994	15,898,355	9,574,717	4,308,373	80,271,373

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

40	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 3	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 3
Operations
Investment income (loss) — net	$(2,092,050)	$(980,195)	$(156,544)	$(94,391)	$452,605
Net realized gain (loss) on sales of investments	19,621,629	7,406,099	509,705	(415,208)	213
Distributions from capital gains	—	—	5,629,507	—	15,339
Net change in unrealized appreciation or depreciation of investments	43,335,581	33,217,272	6,555,190	2,333,045	(214)
Net increase (decrease) in net assets resulting from operations	60,865,160	39,643,176	12,537,858	1,823,446	467,943

Contract transactions
Contract purchase payments	10,904,204	7,095,907	2,059,651	891,797	5,017,497
Net transfers(1)	(7,446,892)	(4,710,003)	(1,106,723)	974,762	3,208,922
Transfers for policy loans	(2,474,298)	(1,059,263)	(384,741)	(20,431)	1,427,023
Policy charges	(14,786,033)	(5,704,237)	(1,150,873)	(674,576)	(4,248,464)
Contract terminations:
Surrender benefits	(16,073,484)	(10,318,635)	(2,768,390)	(1,060,446)	(6,369,677)
Death benefits	(400,856)	(184,666)	(41,536)	(3,830)	(392,856)
Increase (decrease) from contract transactions	(30,277,359)	(14,880,897)	(3,392,612)	107,276	(1,357,555)
Net assets at beginning of year	267,129,168	175,841,857	42,023,943	17,710,162	38,547,271
Net assets at end of year	$297,716,969	$200,604,136	$51,169,189	$19,640,884	$37,657,659

Accumulation unit activity
Units outstanding at beginning of year	130,718,210	69,418,396	22,417,862	15,687,505	38,435,702
Contract purchase payments	4,828,845	2,489,678	942,583	741,192	4,978,261
Net transfers(1)	(3,238,114)	(1,600,268)	(187,019)	1,050,594	3,353,722
Transfers for policy loans	(1,012,892)	(372,119)	(149,984)	(17,702)	1,358,786
Policy charges	(6,935,132)	(1,943,256)	(505,227)	(537,942)	(4,196,962)
Contract terminations:
Surrender benefits	(7,126,818)	(3,560,008)	(1,391,463)	(912,811)	(6,335,484)
Death benefits	(209,195)	(60,521)	(15,616)	(2,527)	(365,009)
Units outstanding at end of year	117,024,904	64,371,902	21,111,136	16,008,309	37,229,016

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	41

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$2,700,951	$835,711	$2,258,132	$(296,944)	$(519,538)
Net realized gain (loss) on sales of investments	(118,816)	(320,236)	2,969	3,648,660	5,092,057
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	5,001,471	2,226,625	4,915,921	14,026,979	23,331,393
Net increase (decrease) in net assets resulting from operations	7,583,606	2,742,100	7,177,022	17,378,695	27,903,912

Contract transactions
Contract purchase payments	1,937,346	736,464	3,829,911	1,820,645	4,959,781
Net transfers(1)	(137,817)	717,460	7,632,948	(2,221,355)	1,171,106
Transfers for policy loans	(40,271)	(188,292)	(304,285)	(502,240)	(381,703)
Policy charges	(1,634,768)	(615,806)	(3,826,553)	(1,493,264)	(2,406,743)
Contract terminations:
Surrender benefits	(2,936,410)	(1,077,266)	(6,587,904)	(3,694,813)	(6,574,821)
Death benefits	(93,115)	(5,284)	(31,166)	(204,613)	(90,063)
Increase (decrease) from contract transactions	(2,905,035)	(432,724)	712,951	(6,295,640)	(3,322,443)
Net assets at beginning of year	48,252,014	17,907,158	85,880,290	51,873,262	92,629,238
Net assets at end of year	$52,930,585	$20,216,534	$93,770,263	$62,956,317	$117,210,707

Accumulation unit activity
Units outstanding at beginning of year	22,533,350	9,632,030	56,411,617	21,072,422	36,452,657
Contract purchase payments	820,829	357,546	2,353,169	632,896	1,798,916
Net transfers(1)	23,530	402,233	4,974,776	(934,588)	318,773
Transfers for policy loans	(2,425)	(79,742)	(172,945)	(154,377)	(120,551)
Policy charges	(670,094)	(292,718)	(2,262,141)	(535,789)	(841,729)
Contract terminations:
Surrender benefits	(1,367,977)	(547,499)	(4,236,676)	(1,275,407)	(2,183,915)
Death benefits	(34,589)	(2,522)	(15,937)	(119,404)	(41,547)
Units outstanding at end of year	21,302,624	9,469,328	57,051,863	18,685,753	35,382,604

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

42	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Val, Cl 3
Operations
Investment income (loss) — net	$102,003	$(88,538)	$728,328	$(91,819)	$(74,124)
Net realized gain (loss) on sales of investments	25,051	1,040,590	1,280,223	707,116	601,636
Distributions from capital gains	—	—	8,438,295	—	—
Net change in unrealized appreciation or depreciation of investments	272,334	4,003,092	2,391,835	3,218,308	3,218,740
Net increase (decrease) in net assets resulting from operations	399,388	4,955,144	12,838,681	3,833,605	3,746,252

Contract transactions
Contract purchase payments	629,249	610,165	2,880,641	467,749	663,294
Net transfers(1)	2,530,746	(638,683)	(1,986,526)	770,235	(482,947)
Transfers for policy loans	(13,053)	(102,188)	(33,704)	(208,289)	29,523
Policy charges	(255,703)	(480,282)	(3,172,367)	(348,979)	(289,391)
Contract terminations:
Surrender benefits	(570,806)	(891,335)	(3,544,606)	(1,119,342)	(628,148)
Death benefits	—	—	(17,273)	(1,329)	(7,366)
Increase (decrease) from contract transactions	2,320,433	(1,502,323)	(5,873,835)	(439,955)	(715,035)
Net assets at beginning of year	4,658,455	14,820,451	54,999,562	15,014,993	12,349,472
Net assets at end of year	$7,378,276	$18,273,272	$61,964,408	$18,408,643	$15,380,689

Accumulation unit activity
Units outstanding at beginning of year	4,748,113	5,128,844	44,069,213	5,821,321	5,112,784
Contract purchase payments	609,080	174,719	2,080,016	161,346	228,769
Net transfers(1)	2,493,402	(176,684)	(1,442,426)	246,274	(186,720)
Transfers for policy loans	(12,145)	(30,114)	(13,467)	(62,564)	18,428
Policy charges	(252,447)	(138,450)	(2,381,956)	(119,024)	(101,737)
Contract terminations:
Surrender benefits	(560,635)	(282,991)	(2,554,265)	(395,486)	(208,460)
Death benefits	—	—	(14,362)	(539)	(3,203)
Units outstanding at end of year	7,025,368	4,675,324	39,742,753	5,651,328	4,859,861

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	43

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP Vty Sycamore Estb Val, Cl 3
Operations
Investment income (loss) — net	$(81,686)	$440,398	$18,657	$280,695	$(122,417)
Net realized gain (loss) on sales of investments	690,182	45,527	(470,719)	(238,216)	651,725
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,793,727	720,569	755,190	705,175	4,838,032
Net increase (decrease) in net assets resulting from operations	2,402,223	1,206,494	303,128	747,654	5,367,340

Contract transactions
Contract purchase payments	559,259	1,097,697	273,394	464,980	829,649
Net transfers(1)	(387,819)	821,903	55,037	142,607	1,786,205
Transfers for policy loans	(100,830)	13,655	10,891	(209,433)	(165,549)
Policy charges	(431,236)	(1,138,753)	(150,821)	(285,646)	(393,749)
Contract terminations:
Surrender benefits	(914,698)	(1,394,826)	(247,847)	(699,487)	(1,338,173)
Death benefits	(38,304)	(20,031)	—	(6,111)	(1,210)
Increase (decrease) from contract transactions	(1,313,628)	(620,355)	(59,346)	(593,090)	717,173
Net assets at beginning of year	14,493,786	20,212,486	5,065,346	10,626,909	19,277,327
Net assets at end of year	$15,582,381	$20,798,625	$5,309,128	$10,781,473	$25,361,840

Accumulation unit activity
Units outstanding at beginning of year	4,964,570	16,362,699	8,774,108	7,886,126	6,879,034
Contract purchase payments	171,365	840,882	465,367	329,031	256,242
Net transfers(1)	(106,238)	675,186	(57,109)	126,879	586,983
Transfers for policy loans	(30,236)	8,103	15,906	(145,758)	(42,840)
Policy charges	(130,202)	(862,707)	(253,059)	(200,925)	(125,552)
Contract terminations:
Surrender benefits	(294,607)	(1,088,848)	(412,187)	(493,803)	(442,011)
Death benefits	(13,401)	(13,666)	—	(4,134)	(337)
Units outstanding at end of year	4,561,251	15,921,649	8,533,026	7,497,416	7,111,519

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

44	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$45,904	$893,199	$(259,281)	$1,433,206	$188,841
Net realized gain (loss) on sales of investments	(4,295)	(141,404)	1,457,392	1,380,277	183,684
Distributions from capital gains	—	—	11,186,437	4,167,364	10,234,119
Net change in unrealized appreciation or depreciation of investments	156,842	769,698	13,091,069	5,364,052	7,925,843
Net increase (decrease) in net assets resulting from operations	198,451	1,521,493	25,475,617	12,344,899	18,532,487

Contract transactions
Contract purchase payments	140,076	741,485	4,333,871	1,232,747	2,444,334
Net transfers(1)	175,124	(5,443,772)	(4,570,427)	(1,988,208)	(4,820,678)
Transfers for policy loans	(10,092)	(187,948)	(532,387)	(133,297)	(382,242)
Policy charges	(31,470)	(576,202)	(2,289,795)	(1,461,622)	(2,903,359)
Contract terminations:
Surrender benefits	(46,353)	(1,759,182)	(4,737,276)	(2,827,125)	(5,005,292)
Death benefits	—	—	(75,667)	(54,628)	(150,204)
Increase (decrease) from contract transactions	227,285	(7,225,619)	(7,871,681)	(5,232,133)	(10,817,441)
Net assets at beginning of year	1,367,848	25,442,366	85,803,726	44,317,228	85,378,214
Net assets at end of year	$1,793,584	$19,738,240	$103,407,662	$51,429,994	$93,093,260

Accumulation unit activity
Units outstanding at beginning of year	1,457,599	16,691,829	36,231,834	15,576,864	25,731,280
Contract purchase payments	131,244	466,318	1,701,312	378,363	644,670
Net transfers(1)	171,243	(3,411,069)	(1,808,632)	(631,779)	(1,250,026)
Transfers for policy loans	(10,090)	(116,316)	(192,401)	(42,155)	(110,984)
Policy charges	(30,255)	(371,131)	(856,545)	(464,513)	(742,743)
Contract terminations:
Surrender benefits	(45,918)	(1,143,564)	(1,657,449)	(853,046)	(1,314,748)
Death benefits	—	—	(36,173)	(14,569)	(38,954)
Units outstanding at end of year	1,673,823	12,116,067	33,381,946	13,949,165	22,918,495

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	45

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Fid VIP Overseas, Serv Cl	Frank Global Real Est, Cl 2	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$187,523	$957,631	$294,487	$252,373	$212,388
Net realized gain (loss) on sales of investments	395,773	327,766	688	(86,675)	(660,569)
Distributions from capital gains	629,948	923,883	97,592	1,787,057	6,141,344
Net change in unrealized appreciation or depreciation of investments	2,924,566	6,381,355	451,257	1,653,914	2,620,052
Net increase (decrease) in net assets resulting from operations	4,137,810	8,590,635	844,024	3,606,669	8,313,215

Contract transactions
Contract purchase payments	619,011	1,943,983	365,370	907,384	1,678,297
Net transfers(1)	(259,539)	(720,808)	1,657,469	(731,199)	(246,685)
Transfers for policy loans	18,303	(267,380)	(87,757)	(58,302)	(212,977)
Policy charges	(585,622)	(1,346,719)	(160,566)	(530,740)	(1,025,544)
Contract terminations:
Surrender benefits	(1,183,511)	(2,302,373)	(196,793)	(912,769)	(2,082,931)
Death benefits	(4,211)	(80,856)	—	—	(2,522)
Increase (decrease) from contract transactions	(1,395,569)	(2,774,153)	1,577,723	(1,325,626)	(1,892,362)
Net assets at beginning of year	15,918,717	40,249,224	4,896,278	16,907,749	33,119,745
Net assets at end of year	$18,660,958	$46,065,706	$7,318,025	$19,188,792	$39,540,598

Accumulation unit activity
Units outstanding at beginning of year	8,964,017	19,285,200	4,571,720	8,268,925	11,878,246
Contract purchase payments	305,715	825,988	298,135	413,313	597,177
Net transfers(1)	(113,764)	(148,464)	1,422,838	(315,288)	43,271
Transfers for policy loans	13,603	(116,913)	(75,402)	(30,654)	(66,871)
Policy charges	(302,956)	(540,941)	(135,490)	(235,816)	(317,726)
Contract terminations:
Surrender benefits	(601,397)	(955,306)	(173,023)	(386,098)	(671,697)
Death benefits	(3,006)	(30,360)	—	—	(543)
Units outstanding at end of year	8,262,212	18,319,204	5,908,778	7,714,382	11,461,857

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

46	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco Opp VI Global, Ser II
Operations
Investment income (loss) — net	$216,931	$25,998	$(5,711)	$351,754	$35,977
Net realized gain (loss) on sales of investments	(44,476)	(5,169)	(46,468)	576,323	84,132
Distributions from capital gains	2,986,940	—	135,718	1,751,250	3,302,826
Net change in unrealized appreciation or depreciation of investments	18,148,125	70,423	1,249,984	7,880,060	2,592,020
Net increase (decrease) in net assets resulting from operations	21,307,520	91,252	1,333,523	10,559,387	6,014,955

Contract transactions
Contract purchase payments	2,791,682	78,245	184,808	1,390,129	1,065,936
Net transfers(1)	(3,876,438)	6,370	38,010	(2,186,978)	(1,182,004)
Transfers for policy loans	(495,377)	(5,506)	(81,129)	(238,028)	(272,199)
Policy charges	(2,410,307)	(21,153)	(186,170)	(1,211,525)	(477,138)
Contract terminations:
Surrender benefits	(4,455,738)	(15,731)	(300,349)	(2,889,672)	(1,487,482)
Death benefits	(38,648)	—	—	(63,636)	(32,254)
Increase (decrease) from contract transactions	(8,484,826)	42,225	(344,830)	(5,199,710)	(2,385,141)
Net assets at beginning of year	72,093,103	1,109,274	5,660,108	44,897,344	20,339,982
Net assets at end of year	$84,915,797	$1,242,751	$6,648,801	$50,257,021	$23,969,796

Accumulation unit activity
Units outstanding at beginning of year	26,053,373	1,249,566	1,665,132	16,023,548	8,951,747
Contract purchase payments	861,007	83,261	47,228	430,730	423,534
Net transfers(1)	(1,101,496)	6,013	2,188	(721,042)	(420,138)
Transfers for policy loans	(167,817)	(5,755)	(20,397)	(73,232)	(107,984)
Policy charges	(702,337)	(22,477)	(48,616)	(384,832)	(184,723)
Contract terminations:
Surrender benefits	(1,398,031)	(17,072)	(79,650)	(969,097)	(507,273)
Death benefits	(8,925)	—	—	(16,606)	(13,803)
Units outstanding at end of year	23,535,774	1,293,536	1,565,885	14,289,469	8,141,360

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	47

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Inves Opp VI Gbl Strat Inc, Ser II	Inves Opp VI Mn St Sm Cap, Ser II	Invesco VI Am Fran, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II
Operations
Investment income (loss) — net	$1,086,012	$(99,861)	$(68,536)	$(29,697)	$93,161
Net realized gain (loss) on sales of investments	(328,354)	(228,038)	395,331	(76,369)	24,032
Distributions from capital gains	—	2,200,070	1,772,084	—	1,035,108
Net change in unrealized appreciation or depreciation of investments	2,832,484	3,312,648	1,617,174	945,138	582,737
Net increase (decrease) in net assets resulting from operations	3,590,142	5,184,819	3,716,053	839,072	1,735,038

Contract transactions
Contract purchase payments	1,473,575	1,219,779	344,740	405,419	296,558
Net transfers(1)	(273,752)	(806,236)	(173,801)	525,367	(603,442)
Transfers for policy loans	(344,395)	(261,589)	(37,649)	2,526	(117,152)
Policy charges	(1,219,728)	(505,694)	(356,283)	(177,299)	(186,233)
Contract terminations:
Surrender benefits	(2,017,269)	(963,372)	(529,325)	(306,550)	(280,226)
Death benefits	(5,088)	—	(16)	(1,268)	(1,188)
Increase (decrease) from contract transactions	(2,386,657)	(1,317,112)	(752,334)	448,195	(891,683)
Net assets at beginning of year	36,997,020	20,534,027	10,569,351	5,739,176	7,509,436
Net assets at end of year	$38,200,505	$24,401,734	$13,533,070	$7,026,443	$8,352,791

Accumulation unit activity
Units outstanding at beginning of year	25,781,703	8,092,935	5,616,448	5,305,952	3,320,766
Contract purchase payments	975,975	478,340	151,852	338,539	121,673
Net transfers(1)	(158,626)	(251,576)	(74,688)	440,676	(255,005)
Transfers for policy loans	(229,928)	(96,311)	(16,270)	889	(37,787)
Policy charges	(795,771)	(182,196)	(158,234)	(150,069)	(76,125)
Contract terminations:
Surrender benefits	(1,318,794)	(327,515)	(233,920)	(263,949)	(106,251)
Death benefits	(3,258)	—	(8)	(1,176)	(671)
Units outstanding at end of year	24,251,301	7,713,677	5,285,180	5,670,862	2,966,600

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

48	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy, Cl II
Operations
Investment income (loss) — net	$230,260	$448,355	$168,979	$(53,854)	$38,050
Net realized gain (loss) on sales of investments	2,104,957	318,478	490,424	387,204	(20,976)
Distributions from capital gains	11,283,945	1,011,009	1,439,430	909,204	87,058
Net change in unrealized appreciation or depreciation of investments	10,365,308	2,336,039	3,261,457	1,922,728	278,006
Net increase (decrease) in net assets resulting from operations	23,984,470	4,113,881	5,360,290	3,165,282	382,138

Contract transactions
Contract purchase payments	3,818,124	635,074	803,038	366,672	146,352
Net transfers(1)	(2,555,839)	(543,579)	(592,110)	(395,297)	44,320
Transfers for policy loans	(285,870)	(136,037)	(176,931)	(146,896)	(54,781)
Policy charges	(4,959,258)	(390,859)	(452,252)	(274,583)	(47,281)
Contract terminations:
Surrender benefits	(5,751,151)	(786,613)	(1,266,703)	(519,225)	(22,536)
Death benefits	(68,127)	(3,979)	(440)	—	—
Increase (decrease) from contract transactions	(9,802,121)	(1,225,993)	(1,685,398)	(969,329)	66,074
Net assets at beginning of year	88,948,533	17,408,219	20,029,434	9,308,754	1,814,849
Net assets at end of year	$103,130,882	$20,296,107	$23,704,326	$11,504,707	$2,263,061

Accumulation unit activity
Units outstanding at beginning of year	32,738,608	9,647,120	12,623,610	3,088,971	1,865,371
Contract purchase payments	1,211,721	310,253	446,974	104,771	129,465
Net transfers(1)	(807,627)	(264,158)	(485,201)	(120,638)	43,959
Transfers for policy loans	(89,441)	(65,750)	(107,665)	(29,510)	(51,128)
Policy charges	(1,549,542)	(191,449)	(249,054)	(78,665)	(42,799)
Contract terminations:
Surrender benefits	(1,825,896)	(386,180)	(712,957)	(139,386)	(21,003)
Death benefits	(21,643)	(2,071)	(181)	—	—
Units outstanding at end of year	29,656,180	9,047,765	11,515,526	2,825,543	1,923,865

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	49

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Janus Henderson VIT Enter, Serv	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Serv
Operations
Investment income (loss) — net	$(101,744)	$(157,912)	$433,938	$(19,888)	$(14,144)
Net realized gain (loss) on sales of investments	900,625	1,339,570	(952,382)	415,228	12,106
Distributions from capital gains	1,276,443	2,169,643	—	1,284,609	4,243
Net change in unrealized appreciation or depreciation of investments	3,704,254	7,225,344	8,163,423	1,763,655	464,857
Net increase (decrease) in net assets resulting from operations	5,779,578	10,576,645	7,644,979	3,443,604	467,062

Contract transactions
Contract purchase payments	458,271	910,083	1,585,668	407,766	169,983
Net transfers(1)	617,271	681,568	(1,165,563)	(371,546)	(227,848)
Transfers for policy loans	(376,568)	(219,568)	(55,026)	(180,090)	(59,531)
Policy charges	(434,903)	(590,090)	(1,053,721)	(275,206)	(55,373)
Contract terminations:
Surrender benefits	(1,251,718)	(1,536,769)	(2,034,622)	(721,191)	(94,600)
Death benefits	(2,774)	(7,947)	(36,840)	—	—
Increase (decrease) from contract transactions	(990,421)	(762,723)	(2,760,104)	(1,140,267)	(267,369)
Net assets at beginning of year	16,817,581	24,345,462	30,706,548	10,313,341	2,752,677
Net assets at end of year	$21,606,738	$34,159,384	$35,591,423	$12,616,678	$2,952,370

Accumulation unit activity
Units outstanding at beginning of year	4,836,279	7,749,599	21,452,322	4,168,406	2,415,877
Contract purchase payments	106,733	261,600	990,001	146,478	128,921
Net transfers(1)	155,073	(180,916)	(731,112)	(161,859)	(181,838)
Transfers for policy loans	(96,189)	(65,534)	(24,619)	(64,977)	(43,511)
Policy charges	(108,486)	(153,087)	(664,374)	(96,188)	(43,250)
Contract terminations:
Surrender benefits	(264,568)	(388,051)	(1,346,835)	(241,395)	(74,204)
Death benefits	(1,289)	(3,706)	(22,955)	—	—
Units outstanding at end of year	4,627,553	7,219,905	19,652,428	3,750,465	2,201,995

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

50	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II
Operations
Investment income (loss) — net	$(63,730)	$(133,186)	$765,889	$(66,350)	$186,265
Net realized gain (loss) on sales of investments	670,943	364,513	435,325	223,892	118,849
Distributions from capital gains	2,955,507	5,096,995	69,270	2,344,430	434,460
Net change in unrealized appreciation or depreciation of investments	8,422,558	3,008,657	3,615,955	1,991,534	662,707
Net increase (decrease) in net assets resulting from operations	11,985,278	8,336,979	4,886,439	4,493,506	1,402,281

Contract transactions
Contract purchase payments	988,231	688,569	931,519	726,203	355,562
Net transfers(1)	(709,756)	580,074	108,550	2,735,110	614,874
Transfers for policy loans	(263,541)	(52,211)	(162,977)	(97,117)	(55,158)
Policy charges	(861,543)	(623,064)	(664,571)	(331,650)	(191,503)
Contract terminations:
Surrender benefits	(1,583,896)	(1,301,223)	(1,228,050)	(849,811)	(334,205)
Death benefits	—	(1,616)	(5,858)	(5,771)	—
Increase (decrease) from contract transactions	(2,430,505)	(709,471)	(1,021,387)	2,176,964	389,570
Net assets at beginning of year	31,898,361	20,826,373	20,516,003	11,204,833	8,102,057
Net assets at end of year	$41,453,134	$28,453,881	$24,381,055	$17,875,303	$9,893,908

Accumulation unit activity
Units outstanding at beginning of year	24,243,971	6,336,201	8,556,491	4,343,014	4,762,145
Contract purchase payments	619,645	165,608	369,911	240,787	189,802
Net transfers(1)	(496,599)	174,720	291,763	739,547	373,772
Transfers for policy loans	(165,262)	(10,925)	(65,507)	(20,422)	(14,586)
Policy charges	(540,387)	(154,772)	(242,312)	(102,518)	(100,251)
Contract terminations:
Surrender benefits	(986,827)	(356,149)	(418,599)	(239,993)	(171,590)
Death benefits	—	(426)	(1,878)	(2,173)	—
Units outstanding at end of year	22,674,541	6,154,257	8,489,869	4,958,242	5,039,292

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	51

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB
Operations
Investment income (loss) — net	$(1,270)	$325,688	$139,366	$(105,928)	$367,581
Net realized gain (loss) on sales of investments	592	(63,321)	13,691	(298,358)	(59,803)
Distributions from capital gains	—	—	—	894,822	—
Net change in unrealized appreciation or depreciation of investments	65,773	1,246,870	224,884	4,563,945	564,598
Net increase (decrease) in net assets resulting from operations	65,095	1,509,237	377,941	5,054,481	872,376

Contract transactions
Contract purchase payments	31,572	609,432	303,480	695,048	164,745
Net transfers(1)	(108,931)	(426,682)	3,395,040	(727,332)	(252,512)
Transfers for policy loans	(10,948)	(22,980)	(107,018)	(196,889)	(23,402)
Policy charges	(12,950)	(433,176)	(121,680)	(443,008)	(245,328)
Contract terminations:
Surrender benefits	(4,071)	(983,119)	(276,508)	(772,904)	(339,832)
Death benefits	—	—	—	(4,898)	—
Increase (decrease) from contract transactions	(105,328)	(1,256,525)	3,193,314	(1,449,983)	(696,329)
Net assets at beginning of year	479,856	14,185,856	4,284,246	17,504,070	6,586,490
Net assets at end of year	$439,623	$14,438,568	$7,855,501	$21,108,568	$6,762,537

Accumulation unit activity
Units outstanding at beginning of year	525,999	9,330,322	3,999,387	6,501,167	2,860,221
Contract purchase payments	31,882	389,965	265,835	233,394	65,885
Net transfers(1)	(110,284)	(293,608)	2,992,772	(193,391)	(101,974)
Transfers for policy loans	(11,068)	(20,416)	(91,476)	(66,564)	(9,525)
Policy charges	(13,118)	(273,565)	(107,583)	(145,429)	(97,652)
Contract terminations:
Surrender benefits	(4,226)	(575,671)	(243,442)	(259,487)	(135,684)
Death benefits	—	—	—	(1,654)	—
Units outstanding at end of year	419,185	8,557,027	6,815,493	6,068,036	2,581,271

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

52	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave VST FFI Strat
Operations
Investment income (loss) — net	$44,007	$(5,855)	$(158,603)	$275,630	$(71,782)
Net realized gain (loss) on sales of investments	(5,091)	3,237,726	(166,122)	(28,920)	78,198
Distributions from capital gains	8,825	16,012,156	2,594,526	—	—
Net change in unrealized appreciation or depreciation of investments	1,065,624	15,120,098	2,540,194	(188,273)	2,637,932
Net increase (decrease) in net assets resulting from operations	1,113,365	34,364,125	4,809,995	58,437	2,644,348

Contract transactions
Contract purchase payments	241,024	3,405,995	1,082,940	230,231	1,091,924
Net transfers(1)	(406,559)	(1,892,836)	(839,037)	197,286	(815,565)
Transfers for policy loans	(27,899)	(758,522)	(9,796)	(32,861)	26,975
Policy charges	(113,588)	(4,649,364)	(1,057,748)	(89,021)	(1,012,624)
Contract terminations:
Surrender benefits	(251,512)	(6,346,134)	(1,369,282)	(260,917)	(1,350,169)
Death benefits	(271)	(69,683)	(69,382)	—	(58,202)
Increase (decrease) from contract transactions	(558,805)	(10,310,544)	(2,262,305)	44,718	(2,117,661)
Net assets at beginning of year	4,766,403	99,617,973	26,555,814	3,883,377	23,113,161
Net assets at end of year	$5,320,963	$123,671,554	$29,103,504	$3,986,532	$23,639,848

Accumulation unit activity
Units outstanding at beginning of year	2,967,243	28,381,936	10,454,254	3,891,759	10,914,814
Contract purchase payments	134,911	804,807	387,011	221,331	485,049
Net transfers(1)	(179,069)	(458,675)	(296,910)	184,956	(357,662)
Transfers for policy loans	(19,073)	(173,360)	(10,318)	(31,373)	9,036
Policy charges	(62,799)	(1,110,457)	(368,028)	(87,091)	(439,018)
Contract terminations:
Surrender benefits	(134,797)	(1,506,257)	(498,720)	(257,974)	(596,566)
Death benefits	(154)	(18,257)	(24,660)	—	(24,956)
Units outstanding at end of year	2,706,262	25,919,737	9,642,629	3,921,608	9,990,697

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	53

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 2	VP Conserv, Cl 4
Operations
Investment income (loss) — net	$(16,173)	$(1,108,264)	$(1,596,062)	$(81,875)	$(96,786)
Net realized gain (loss) on sales of investments	57,063	6,001,448	19,037,767	376,676	364,371
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,118,265	45,408,596	46,963,032	1,142,704	1,600,009
Net increase (decrease) in net assets resulting from operations	1,159,155	50,301,780	64,404,737	1,437,505	1,867,594

Contract transactions
Contract purchase payments	189,486	22,108,324	14,194,728	479,999	831,583
Net transfers(1)	214,018	(4,164,071)	(15,301,220)	2,423,171	4,658,893
Transfers for policy loans	(38,593)	(2,531,226)	(3,143,363)	(297,612)	(32,282)
Policy charges	(58,775)	(5,767,783)	(5,672,150)	(611,034)	(776,566)
Contract terminations:
Surrender benefits	(159,048)	(8,875,790)	(17,213,321)	(1,295,784)	(1,742,661)
Death benefits	(576)	(29,441)	(1,269)	—	—
Increase (decrease) from contract transactions	146,512	740,013	(27,136,595)	698,740	2,938,967
Net assets at beginning of year	2,835,273	237,915,940	314,467,850	14,115,177	17,617,450
Net assets at end of year	$4,140,940	$288,957,733	$351,735,992	$16,251,422	$22,424,011

Accumulation unit activity
Units outstanding at beginning of year	3,568,904	147,085,906	191,454,858	11,229,897	14,037,292
Contract purchase payments	209,006	12,538,833	7,705,160	365,121	628,042
Net transfers(1)	249,235	(2,106,199)	(7,650,833)	1,846,527	3,615,790
Transfers for policy loans	(39,999)	(1,352,181)	(1,726,049)	(226,698)	(22,732)
Policy charges	(63,003)	(3,230,347)	(3,077,488)	(460,259)	(581,931)
Contract terminations:
Surrender benefits	(153,714)	(4,821,545)	(9,424,272)	(956,219)	(1,332,672)
Death benefits	(727)	(15,694)	(601)	—	—
Units outstanding at end of year	3,769,702	148,098,773	177,280,775	11,798,369	16,343,789

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

54	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2	VP Mod, Cl 2
Operations
Investment income (loss) — net	$(12,732)	$(23,565)	$(177,769)	$(151,237)	$(1,935,932)
Net realized gain (loss) on sales of investments	23,672	133,548	752,196	509,662	7,180,702
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	234,820	506,569	7,013,709	4,633,489	46,584,992
Net increase (decrease) in net assets resulting from operations	245,760	616,552	7,588,136	4,991,914	51,829,762

Contract transactions
Contract purchase payments	10,165	172,166	3,583,072	2,077,254	19,760,415
Net transfers(1)	1,887,374	(115,050)	(1,495,681)	1,243,333	4,714,839
Transfers for policy loans	(71,264)	(44,149)	(302,591)	(191,717)	(1,183,818)
Policy charges	(83,829)	(191,216)	(841,414)	(1,074,220)	(12,407,413)
Contract terminations:
Surrender benefits	(182,581)	(108,568)	(1,304,411)	(1,199,717)	(16,706,450)
Death benefits	—	—	—	(38,475)	(216,765)
Increase (decrease) from contract transactions	1,559,865	(286,817)	(361,025)	816,458	(6,039,192)
Net assets at beginning of year	1,686,255	4,758,048	42,174,086	31,489,746	337,446,329
Net assets at end of year	$3,491,880	$5,087,783	$49,401,197	$37,298,118	$383,236,899

Accumulation unit activity
Units outstanding at beginning of year	1,592,537	4,455,845	39,161,928	29,200,259	231,274,894
Contract purchase payments	8,904	148,650	2,993,874	1,745,792	12,592,413
Net transfers(1)	1,642,115	(115,239)	(1,219,910)	1,017,209	2,936,507
Transfers for policy loans	(60,531)	(38,345)	(257,814)	(156,913)	(716,443)
Policy charges	(74,339)	(166,355)	(704,282)	(910,451)	(7,789,719)
Contract terminations:
Surrender benefits	(156,471)	(93,557)	(1,091,134)	(1,010,672)	(10,370,574)
Death benefits	—	—	—	(32,066)	(134,143)
Units outstanding at end of year	2,952,215	4,190,999	38,882,662	29,853,158	227,792,935

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	55

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4
Operations
Investment income (loss) — net	$(2,975,700)	$(2,713,658)	$(4,877,334)	$(267,324)	$(372,864)
Net realized gain (loss) on sales of investments	30,108,041	10,859,551	53,813,608	1,261,593	2,465,712
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	55,249,965	93,586,217	118,182,067	4,593,922	6,622,705
Net increase (decrease) in net assets resulting from operations	82,382,306	101,732,110	167,118,341	5,588,191	8,715,553

Contract transactions
Contract purchase payments	21,800,935	48,465,502	42,050,393	2,301,499	2,862,799
Net transfers(1)	(5,570,393)	(5,188,992)	(28,620,239)	4,203,940	2,971,368
Transfers for policy loans	(1,680,874)	(2,659,977)	(7,002,841)	100,650	(126,648)
Policy charges	(19,564,748)	(17,416,562)	(21,553,184)	(2,136,208)	(3,066,064)
Contract terminations:
Surrender benefits	(36,708,714)	(25,030,019)	(61,575,533)	(3,558,623)	(3,886,856)
Death benefits	(1,807,300)	(302,872)	—	—	(101,899)
Increase (decrease) from contract transactions	(43,531,094)	(2,132,920)	(76,701,404)	911,258	(1,347,300)
Net assets at beginning of year	544,448,478	559,645,359	947,453,501	43,091,187	68,361,009
Net assets at end of year	$583,299,690	$659,244,549	$1,037,870,438	$49,590,636	$75,729,262

Accumulation unit activity
Units outstanding at beginning of year	370,021,173	366,697,164	609,531,431	31,627,635	50,525,456
Contract purchase payments	13,501,625	29,431,665	24,461,823	1,617,821	1,955,775
Net transfers(1)	(2,809,826)	(2,701,110)	(15,047,418)	2,855,912	2,063,394
Transfers for policy loans	(1,106,769)	(1,487,044)	(4,055,060)	69,043	(89,789)
Policy charges	(12,094,751)	(10,445,055)	(12,502,095)	(1,455,678)	(2,092,317)
Contract terminations:
Surrender benefits	(22,823,756)	(14,538,218)	(35,913,392)	(2,423,551)	(2,624,702)
Death benefits	(1,134,360)	(173,753)	—	—	(77,643)
Units outstanding at end of year	343,553,336	366,783,649	566,475,289	32,291,182	49,660,174

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

56	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Sm Cap Val, Cl 3	Wanger Intl	Wanger USA	WF VT Intl Eq, Cl 2
Operations
Investment income (loss) — net	$(29,603)	$(58,584)	$257,306	$(260,134)	$668,403
Net realized gain (loss) on sales of investments	372,619	320,075	(1,693,560)	(2,990,835)	(1,728,019)
Distributions from capital gains	—	—	7,592,744	19,270,376	8,750,341
Net change in unrealized appreciation or depreciation of investments	934,917	2,038,125	15,068,774	12,536,915	(4,771,257)
Net increase (decrease) in net assets resulting from operations	1,277,933	2,299,616	21,225,264	28,556,322	2,919,468

Contract transactions
Contract purchase payments	187,728	545,340	3,304,803	3,482,112	836,663
Net transfers(1)	(320,265)	(307,756)	(3,790,307)	(4,754,369)	(291,952)
Transfers for policy loans	(65,339)	(75,083)	(365,759)	(1,009,054)	(85,599)
Policy charges	(125,773)	(330,769)	(2,014,338)	(2,621,853)	(611,422)
Contract terminations:
Surrender benefits	(282,075)	(643,982)	(4,677,550)	(5,526,732)	(1,027,659)
Death benefits	—	(285)	(10,457)	(119,752)	(256)
Increase (decrease) from contract transactions	(605,724)	(812,535)	(7,553,608)	(10,549,648)	(1,180,225)
Net assets at beginning of year	5,212,998	12,253,266	75,740,241	97,346,641	20,111,247
Net assets at end of year	$5,885,207	$13,740,347	$89,411,897	$115,353,315	$21,850,490

Accumulation unit activity
Units outstanding at beginning of year	2,416,019	5,459,934	35,662,521	28,624,782	11,856,089
Contract purchase payments	77,592	213,292	1,374,644	878,633	467,943
Net transfers(1)	(128,328)	(105,726)	(1,432,380)	(997,674)	(69,996)
Transfers for policy loans	(24,439)	(20,410)	(158,595)	(259,894)	(44,981)
Policy charges	(53,660)	(129,132)	(814,998)	(646,305)	(330,766)
Contract terminations:
Surrender benefits	(132,799)	(255,690)	(1,944,618)	(1,372,030)	(575,064)
Death benefits	—	(85)	(3,943)	(25,799)	(133)
Units outstanding at end of year	2,154,385	5,162,183	32,682,631	26,201,713	11,303,092

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	57

Statement of Changes in Net Assets

Year ended December 31, 2019 (continued)	WF VT Opp, Cl 2	WF VT Sm Cap Gro, Cl 2
Operations
Investment income (loss) — net	$(28,876)	$(97,212)
Net realized gain (loss) on sales of investments	187,272	106,556
Distributions from capital gains	1,643,470	3,721,703
Net change in unrealized appreciation or depreciation of investments	2,027,006	1,044,543
Net increase (decrease) in net assets resulting from operations	3,828,872	4,775,590

Contract transactions
Contract purchase payments	520,220	1,106,614
Net transfers(1)	(709,295)	(2,165,192)
Transfers for policy loans	(51,601)	(195,091)
Policy charges	(360,924)	(514,144)
Contract terminations:
Surrender benefits	(782,994)	(1,233,769)
Death benefits	(603)	(5,794)
Increase (decrease) from contract transactions	(1,385,197)	(3,007,376)
Net assets at beginning of year	12,900,789	20,205,281
Net assets at end of year	$15,344,464	$21,973,495

Accumulation unit activity
Units outstanding at beginning of year	4,554,049	6,750,278
Contract purchase payments	160,607	369,071
Net transfers(1)	(199,729)	(557,189)
Transfers for policy loans	(8,667)	(54,984)
Policy charges	(105,956)	(159,184)
Contract terminations:
Surrender benefits	(237,661)	(336,922)
Death benefits	(129)	(1,395)
Units outstanding at end of year	4,162,514	6,009,675

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Variable Life Separate Account (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for RiverSource Succession Select® Variable Life Insurance (Succession Select) policies issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through Succession Select policies and the corresponding division name are provided below. There are various other divisions offered in the Account that are not available under Succession Select policies. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2020, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period. These financial statements are of the Divisions of the Account offered through Succession Select.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Val, Cl I	American Century VP Value, Class I
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	59

Division	Fund
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Inv Opp VI Dis Mid Cap Gro, Ser I

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I Shares(1)
(effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares)

Invesco Opp VI Global, Ser II	Invesco Oppenheimer V.I. Global Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Fund, Series II Shares)
Inves Opp VI Gbl Strat Inc, Ser II	Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Global Strategic Income Fund, Series II Shares)
Inves Opp VI Mn St Sm Cap, Ser II	Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II Shares (effective on or about April 30, 2021, this Fund will be renamed to Invesco V.I. Main Street Small Cap Fund®, Series II Shares)
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Ivy VIP Asset Strategy, Cl II	Ivy VIP Asset Strategy, Class II
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares (previously Janus Henderson VIT Global Technology Portfolio: Service Shares)
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST FFI Strat	Third Avenue VST FFI Strategies Portfolio (previously Third Avenue Value Portfolio; effective on or about April 30, 2021, this Fund will be renamed to Third Avenue VST Third Avenue Value Portfolio)
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Intl	Wanger International
Wanger USA	Wanger USA
WF VT Intl Eq, Cl 2	Wells Fargo VT International Equity Fund – Class 2
WF VT Opp, Cl 2	Wells Fargo VT Opportunity Fund – Class 2
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2

(1)	For the period April 24, 2020 (commencement of operations) to December 31, 2020.

60	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as the issuer of the policy.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2020.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncement

Accounting Standards Update 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. The Account adopted the standard on January 1, 2020. There was no impact of the standard to the Account’s financials condition or results of operations.

3.  VARIABLE ACCOUNT EXPENSES

For Succession Select policies, RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount for policy years 1-10; and 0.45% of the average daily net assets of each subaccount for policy years 11+.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	61

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee may be deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

5.  SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2020 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$144,987
AB VPS Gro & Inc, Cl B	4,436,057
AB VPS Intl Val, Cl B	2,287,516
AB VPS Lg Cap Gro, Cl B	19,100,273
ALPS Alerian Engy Infr, Class III	1,454,186
AC VP Intl, Cl I	1,551,831
AC VP Val, Cl I	3,888,068
BlackRock Global Alloc, Cl III	3,240,371
Calvert VP SRI Bal, Cl I	3,388,238
Col VP Bal, Cl 3	12,975,174
Col VP Disciplined Core, Cl 3	1,883,304
Col VP Divd Opp, Cl 3	3,750,271
Col VP Emer Mkts, Cl 3	9,759,860
Col VP Global Strategic Inc, Cl 3	3,536,962
Col VP Govt Money Mkt, Cl 3	31,236,977
Col VP Hi Yield Bond, Cl 3	5,863,225
Col VP Inc Opp, Cl 3	2,186,515
Col VP Inter Bond, Cl 3	20,511,728
Col VP Lg Cap Gro, Cl 3	7,398,812
Col VP Lg Cap Index, Cl 3	13,336,022
Col VP Limited Duration Cr, Cl 2	12,732,392
Col VP Mid Cap Gro, Cl 3	3,676,195
Col VP Overseas Core, Cl 3	2,654,036
Col VP Select Lg Cap Val, Cl 3	4,241,550
Col VP Select Mid Cap Val, Cl 3	1,207,150
Col VP Select Sm Cap Val, Cl 3	1,074,532

Division	Purchases
Col VP US Govt Mtge, Cl 3	$5,628,362
CS Commodity Return	1,063,616
CTIVP BR Gl Infl Prot Sec, Cl 3	2,927,471
CTIVP Vty Sycamore Estb Val, Cl 3	3,295,956
DWS Alt Asset Alloc VIP, Cl B	836,158
EV VT Floating-Rate Inc, Init Cl	2,124,994
Fid VIP Contrafund, Serv Cl 2	10,186,872
Fid VIP Gro & Inc, Serv Cl	3,867,154
Fid VIP Mid Cap, Serv Cl	1,205,337
Fid VIP Overseas, Serv Cl	1,041,073
Frank Global Real Est, Cl 2	7,492,577
Frank Inc, Cl 2	1,171,648
Frank Mutual Shares, Cl 2	1,843,939
Frank Sm Cap Val, Cl 2	5,664,693
GS VIT Mid Cap Val, Inst	3,248,748
GS VIT Multi-Strategy Alt, Advisor	459,772
GS VIT Sm Cap Eq Insights, Inst	303,897
GS VIT U.S. Eq Insights, Inst	5,258,970
Inv Opp VI Dis Mid Cap Gro, Ser I	13,173,824
Invesco Opp VI Global, Ser II	6,082,722
Inves Opp VI Gbl Strat Inc, Ser II	4,273,943
Inves Opp VI Mn St Sm Cap, Ser II	3,031,160
Invesco VI Am Fran, Ser I	2,617,438
Invesco VI Bal Risk Alloc, Ser II	1,523,633
Invesco VI Comstock, Ser II	1,086,298
Invesco VI Core Eq, Ser I	24,108,750

62	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

Division	Purchases
Invesco VI Div Divd, Ser I	$2,540,401
Invesco VI Intl Gro, Ser II	2,181,644
Invesco VI Tech, Ser I	6,178,950
Ivy VIP Asset Strategy, Cl II	330,205
Janus Henderson VIT Enter, Serv	2,631,638
Janus Hend VIT Gbl Tech Innov, Srv	11,095,476
Janus Henderson VIT Overseas, Serv	1,598,832
Janus Henderson VIT Res, Serv	3,261,421
Lazard Ret Global Dyn MA, Serv	965,568
MFS Mass Inv Gro Stock, Serv Cl	6,886,509
MFS New Dis, Serv Cl	5,886,963
MFS Utilities, Serv Cl	2,407,847
MS VIF Dis, Cl II	18,504,996
MS VIF Global Real Est, Cl II	1,474,961
NB AMT US Eq Index PW Strat, Cl S	215,685
PIMCO VIT All Asset, Advisor Cl	1,610,188
PIMCO VIT Tot Return, Advisor Cl	9,469,896
Put VT Global Hlth Care, Cl IB	6,948,002
Put VT Hi Yield, Cl IB	759,912
Put VT Intl Eq, Cl IB	1,412,376
Put VT Sus Leaders, Cl IA	11,950,598
Royce Micro-Cap, Invest Cl	1,140,514
Temp Global Bond, Cl 2	1,346,172

Division	Purchases
Third Ave VST FFI Strat	$1,246,914
VanEck VIP Global Gold, Cl S	3,534,890
VP Aggr, Cl 2	33,068,818
VP Aggr, Cl 4	22,538,345
VP Conserv, Cl 2	25,198,613
VP Conserv, Cl 4	12,281,354
VP Man Vol Conserv, Cl 2	5,330,758
VP Man Vol Conserv Gro, Cl 2	2,380,071
VP Man Vol Gro, Cl 2	7,394,162
VP Man Vol Mod Gro, Cl 2	9,550,487
VP Mod, Cl 2	40,595,930
VP Mod, Cl 4	28,181,360
VP Mod Aggr, Cl 2	71,010,857
VP Mod Aggr, Cl 4	32,715,300
VP Mod Conserv, Cl 2	20,336,329
VP Mod Conserv, Cl 4	13,203,612
VP Ptnrs Core Eq, Cl 3	377,338
VP Ptnrs Sm Cap Val, Cl 3	1,058,332
Wanger Intl	6,432,284
Wanger USA	12,602,846
WF VT Intl Eq, Cl 2	1,916,325
WF VT Opp, Cl 2	1,893,181
WF VT Sm Cap Gro, Cl 2	7,418,910

8.   FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2020	372	$1.41	to	$1.24	$504	1.35%	0.00%	to	0.90%	4.86%	to	3.92%
2019	604	$1.34	to	$1.19	$791	1.86%	0.00%	to	0.90%	15.24%	to	14.21%
2018	620	$1.16	to	$1.05	$703	1.97%	0.00%	to	0.90%	(7.35%)	to	(8.18%)
2017	304	$1.26	to	$1.14	$363	2.28%	0.00%	to	0.90%	14.32%	to	13.30%
2016	189	$1.10	to	$1.00	$195	0.35%	0.00%	to	0.90%	3.37%	to	2.44%
AB VPS Gro & Inc, Cl B
2020	8,839	$2.30	to	$2.94	$28,975	1.34%	0.30%	to	0.90%	2.17%	to	1.55%
2019	9,166	$2.25	to	$2.90	$29,458	1.04%	0.30%	to	0.90%	23.24%	to	22.50%
2018	8,870	$1.82	to	$2.36	$23,417	0.74%	0.30%	to	0.90%	(6.13%)	to	(6.69%)
2017	9,091	$1.94	to	$2.53	$25,513	1.24%	0.30%	to	0.90%	18.24%	to	17.54%
2016	10,271	$1.64	to	$2.16	$24,139	0.82%	0.30%	to	0.90%	10.74%	to	10.08%
AB VPS Intl Val, Cl B
2020	22,048	$1.39	to	$1.70	$38,291	1.55%	0.30%	to	0.90%	1.90%	to	1.29%
2019	23,116	$1.37	to	$1.68	$39,382	0.81%	0.30%	to	0.90%	16.44%	to	15.74%
2018	24,431	$1.17	to	$1.45	$35,752	1.09%	0.30%	to	0.90%	(23.21%)	to	(23.67%)
2017	25,595	$1.53	to	$1.90	$48,930	1.99%	0.30%	to	0.90%	24.72%	to	23.98%
2016	26,378	$1.23	to	$1.54	$41,047	1.08%	0.30%	to	0.90%	(1.09%)	to	(1.69%)
AB VPS Lg Cap Gro, Cl B
2020	11,217	$4.36	to	$4.17	$60,424	—	0.00%	to	0.90%	35.15%	to	33.94%
2019	9,516	$3.23	to	$3.11	$37,472	—	0.00%	to	0.90%	34.37%	to	33.16%
2018	8,583	$2.40	to	$2.34	$25,217	—	0.00%	to	0.90%	2.32%	to	1.40%
2017	7,628	$2.35	to	$2.31	$21,733	—	0.00%	to	0.90%	31.67%	to	30.50%
2016	6,072	$1.78	to	$1.77	$12,543	—	0.00%	to	0.90%	2.35%	to	1.44%
ALPS Alerian Engy Infr, Class III
2020	7,533	$0.77	to	$0.59	$4,778	2.74%	0.00%	to	0.90%	(25.12%)	to	(25.80%)
2019	8,472	$1.02	to	$0.79	$7,152	1.60%	0.00%	to	0.90%	20.41%	to	19.33%
2018	9,081	$0.85	to	$0.66	$6,355	1.82%	0.00%	to	0.90%	(18.95%)	to	(19.68%)
2017	9,249	$1.05	to	$0.82	$8,003	1.80%	0.00%	to	0.90%	(0.84%)	to	(1.73%)
2016	9,479	$1.06	to	$0.84	$8,289	2.58%	0.00%	to	0.90%	40.79%	to	39.54%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	63

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Intl, Cl I
2020	5,718	$3.35	to	$1.80	$15,930	0.48%	0.45%	to	0.90%	25.32%		to	24.75%
2019	5,929	$2.68	to	$1.44	$13,264	0.88%	0.45%	to	0.90%	27.84%		to	27.27%
2018	6,633	$2.09	to	$1.13	$11,459	1.27%	0.45%	to	0.90%	(15.60%)		to	(15.99%)
2017	6,784	$2.48	to	$1.35	$14,003	0.88%	0.45%	to	0.90%	30.62%		to	30.03%
2016	7,583	$1.90	to	$1.04	$11,859	1.08%	0.45%	to	0.90%	(5.92%)		to	(6.34%)
AC VP Val, Cl I
2020	14,859	$1.15	to	$3.73	$50,999	2.30%	0.00%	to	0.90%	0.98%		to	0.07%
2019	15,898	$1.14	to	$3.73	$55,958	2.12%	0.00%	to	0.90%	13.24	%(6)	to	25.90%
2018	17,119	$2.79	to	$2.96	$48,580	1.64%	0.45%	to	0.90%	(9.56%)		to	(9.97%)
2017	19,186	$3.09	to	$3.29	$60,280	1.66%	0.45%	to	0.90%	8.26%		to	7.77%
2016	20,776	$2.85	to	$3.05	$60,449	1.75%	0.45%	to	0.90%	19.94%		to	19.40%
BlackRock Global Alloc, Cl III
2020	8,664	$1.85	to	$1.44	$13,455	1.31%	0.00%	to	0.90%	20.71%		to	19.63%
2019	9,575	$1.53	to	$1.20	$12,326	1.27%	0.00%	to	0.90%	17.75%		to	16.70%
2018	10,342	$1.30	to	$1.03	$11,274	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
2017	10,065	$1.41	to	$1.12	$11,792	1.43%	0.00%	to	0.90%	13.71%		to	12.69%
2016	7,723	$1.24	to	$1.00	$7,948	1.30%	0.00%	to	0.90%	3.81%		to	2.88%
Calvert VP SRI Bal, Cl I
2020	4,878	$2.09	to	$2.41	$14,181	1.58%	0.30%	to	0.90%	14.91%		to	14.22%
2019	4,308	$1.82	to	$2.11	$10,925	1.64%	0.30%	to	0.90%	24.03%		to	23.29%
2018	3,608	$1.47	to	$1.71	$7,311	1.75%	0.30%	to	0.90%	(2.96%)		to	(3.55%)
2017	3,368	$1.51	to	$1.77	$7,093	1.99%	0.30%	to	0.90%	11.66%		to	10.99%
2016	4,001	$1.35	to	$1.60	$7,493	1.85%	0.30%	to	0.90%	7.53%		to	6.89%
Col VP Bal, Cl 3
2020	78,112	$2.32	to	$2.57	$221,528	—	0.00%	to	0.90%	17.59%		to	16.53%
2019	80,271	$1.97	to	$2.20	$193,548	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	86,317	$1.60	to	$1.81	$169,991	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)
2017	92,846	$1.70	to	$1.94	$195,459	—	0.00%	to	0.90%	14.52%		to	13.50%
2016	95,608	$1.49	to	$1.71	$175,745	—	0.00%	to	0.90%	6.41%		to	5.45%
Col VP Disciplined Core, Cl 3
2020	107,057	$2.76	to	$2.24	$308,477	—	0.30%	to	0.90%	13.64%		to	12.96%
2019	117,025	$2.43	to	$1.99	$297,717	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	130,718	$1.96	to	$1.61	$267,129	—	0.30%	to	0.90%	(4.03%)		to	(4.60%)
2017	144,302	$2.04	to	$1.69	$307,465	—	0.30%	to	0.90%	23.85%		to	23.11%
2016	160,720	$1.65	to	$1.37	$274,822	—	0.30%	to	0.90%	7.61%		to	6.97%
Col VP Divd Opp, Cl 3
2020	58,981	$2.03	to	$3.32	$184,016	—	0.30%	to	0.90%	0.72%		to	0.12%
2019	64,372	$2.02	to	$3.31	$200,604	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	69,418	$1.63	to	$2.70	$175,842	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
2017	76,997	$1.74	to	$2.89	$209,234	—	0.30%	to	0.90%	13.94%		to	13.26%
2016	81,382	$1.53	to	$2.55	$203,016	—	0.30%	to	0.90%	13.18%		to	12.50%
Col VP Emer Mkts, Cl 3
2020	19,482	$1.92	to	$4.43	$62,312	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
2019	21,111	$1.44	to	$3.35	$51,169	0.17%	0.30%	to	0.90%	31.04%		to	30.25%
2018	22,418	$1.10	to	$2.57	$42,024	0.46%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
2017	22,826	$1.41	to	$3.31	$56,003	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
2016	19,191	$0.96	to	$2.27	$36,907	0.10%	0.30%	to	0.90%	4.66%		to	4.03%
Col VP Global Strategic Inc, Cl 3
2020	15,975	$0.98	to	$1.87	$20,343	5.05%	0.30%	to	0.90%	4.36%		to	3.74%
2019	16,008	$0.94	to	$1.80	$19,641	—	0.30%	to	0.90%	10.58%		to	9.91%
2018	15,688	$0.85	to	$1.64	$17,710	4.24%	0.30%	to	0.90%	(5.62%)		to	(6.19%)
2017	17,075	$0.90	to	$1.75	$20,798	—	0.30%	to	0.90%	5.46%		to	4.83%
2016	17,191	$0.86	to	$1.67	$21,415	—	0.30%	to	0.90%	(1.52%)		to	(2.11%)

64	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Govt Money Mkt, Cl 3
2020	49,065	$1.03	to	$1.09	$49,384	0.20%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	37,229	$1.03	to	$1.10	$37,658	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	38,436	$1.01	to	$1.09	$38,547	1.36%	0.20%	to	0.90%	1.17%		to	0.47%
2017	42,266	$1.00	to	$1.09	$42,162	0.29%	0.20%	to	0.90%	0.17	%(5)	to	(0.60%)
2016	46,641	$0.99	to	$1.09	$47,393	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.87%)
Col VP Hi Yield Bond, Cl 3
2020	19,746	$1.54	to	$3.08	$51,630	5.68%	0.30%	to	0.90%	6.23%		to	5.59%
2019	21,303	$1.45	to	$2.91	$52,931	5.78%	0.30%	to	0.90%	16.37%		to	15.67%
2018	22,533	$1.25	to	$2.52	$48,252	5.53%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
2017	25,316	$1.30	to	$2.65	$57,290	5.40%	0.30%	to	0.90%	6.09%		to	5.45%
2016	25,517	$1.23	to	$2.51	$58,044	6.04%	0.30%	to	0.90%	11.39%		to	10.72%
Col VP Inc Opp, Cl 3
2020	8,187	$1.50	to	$2.33	$18,315	4.57%	0.30%	to	0.90%	5.42%		to	4.79%
2019	9,469	$1.42	to	$2.22	$20,217	4.90%	0.30%	to	0.90%	15.88%		to	15.19%
2018	9,632	$1.23	to	$1.93	$17,907	4.87%	0.30%	to	0.90%	(4.15%)		to	(4.73%)
2017	11,844	$1.28	to	$2.02	$23,430	6.09%	0.30%	to	0.90%	6.07%		to	5.43%
2016	12,080	$1.21	to	$1.92	$23,585	12.07%	0.30%	to	0.90%	10.53%		to	9.86%
Col VP Inter Bond, Cl 3
2020	61,659	$1.34	to	$2.28	$112,164	2.76%	0.30%	to	0.90%	12.11%		to	11.44%
2019	57,052	$1.20	to	$2.05	$93,770	3.08%	0.30%	to	0.90%	8.79%		to	8.14%
2018	56,412	$1.10	to	$1.89	$85,880	2.22%	0.30%	to	0.90%	(0.04%)		to	(0.64%)
2017	61,383	$1.10	to	$1.91	$94,676	2.67%	0.30%	to	0.90%	3.42%		to	2.80%
2016	60,870	$1.06	to	$1.85	$96,573	1.66%	0.30%	to	0.90%	4.23%		to	3.60%
Col VP Lg Cap Gro, Cl 3
2020	18,422	$3.61	to	$2.05	$83,570	—	0.30%	to	0.90%	34.16%		to	33.36%
2019	18,686	$2.69	to	$1.54	$62,956	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	21,072	$1.99	to	$1.14	$51,873	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
2017	23,195	$2.08	to	$1.20	$58,878	—	0.30%	to	0.90%	27.56%		to	26.80%
2016	30,115	$1.63	to	$0.95	$49,268	—	0.30%	to	0.90%	0.87%		to	0.26%
Col VP Lg Cap Index, Cl 3
2020	34,094	$3.05	to	$2.93	$132,339	—	0.00%	to	0.90%	17.90%		to	16.85%
2019	35,383	$2.58	to	$2.50	$117,211	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	36,453	$1.97	to	$1.93	$92,629	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
2017	35,936	$2.07	to	$2.05	$96,909	—	0.00%	to	0.90%	21.29%		to	20.20%
2016	34,342	$1.71	to	$1.70	$75,415	—	0.00%	to	0.90%	11.51%		to	10.50%
Col VP Limited Duration Cr, Cl 2
2020	12,848	$1.22	to	$1.06	$14,161	2.59%	0.00%	to	0.90%	5.57%		to	4.62%
2019	7,025	$1.16	to	$1.02	$7,378	2.12%	0.00%	to	0.90%	7.47%		to	6.50%
2018	4,748	$1.08	to	$0.96	$4,658	1.58%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
2017	3,929	$1.08	to	$0.96	$3,869	2.10%	0.00%	to	0.90%	1.80%		to	0.89%
2016	3,365	$1.06	to	$0.96	$3,262	3.48%	0.00%	to	0.90%	5.28%		to	4.33%
Col VP Mid Cap Gro, Cl 3
2020	4,831	$3.19	to	$4.25	$25,490	—	0.30%	to	0.90%	34.83%		to	34.02%
2019	4,675	$2.37	to	$3.17	$18,273	—	0.30%	to	0.90%	34.62%		to	33.81%
2018	5,129	$1.76	to	$2.37	$14,820	—	0.30%	to	0.90%	(5.14%)		to	(5.71%)
2017	5,459	$1.85	to	$2.51	$16,552	—	0.30%	to	0.90%	22.42%		to	21.69%
2016	5,658	$1.51	to	$2.07	$14,078	—	0.30%	to	0.90%	1.86%		to	1.24%
Col VP Overseas Core, Cl 3
2020	36,440	$1.63	to	$1.43	$61,801	1.56%	0.30%	to	0.90%	8.60%		to	7.95%
2019	39,743	$1.51	to	$1.32	$61,964	1.96%	0.30%	to	0.90%	24.95%		to	24.20%
2018	44,069	$1.20	to	$1.06	$55,000	2.68%	0.30%	to	0.90%	(16.95%)		to	(17.45%)
2017	48,797	$1.45	to	$1.29	$73,432	1.96%	0.30%	to	0.90%	26.99%		to	26.23%
2016	54,426	$1.14	to	$1.02	$63,844	1.50%	0.30%	to	0.90%	(6.38%)		to	(6.95%)
Col VP Select Lg Cap Val, Cl 3
2020	5,409	$2.50	to	$2.85	$19,128	—	0.30%	to	0.90%	6.63%		to	6.00%
2019	5,651	$2.35	to	$2.69	$18,409	—	0.30%	to	0.90%	26.16%		to	25.41%
2018	5,821	$1.86	to	$2.15	$15,015	—	0.30%	to	0.90%	(12.57%)		to	(13.10%)
2017	4,985	$2.13	to	$2.47	$14,543	—	0.30%	to	0.90%	20.44%		to	19.73%
2016	4,453	$1.77	to	$2.06	$10,717	—	0.30%	to	0.90%	19.46%		to	18.74%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	65

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Mid Cap Val, Cl 3
2020	3,971	$2.32	to	$2.81	$13,386	—	0.30%	to	0.90%	7.09%	to	6.45%
2019	4,860	$2.17	to	$2.64	$15,381	—	0.30%	to	0.90%	31.03%	to	30.24%
2018	5,113	$1.65	to	$2.02	$12,349	—	0.30%	to	0.90%	(13.67%)	to	(14.18%)
2017	5,846	$1.92	to	$2.36	$15,927	—	0.30%	to	0.90%	13.05%	to	12.37%
2016	6,498	$1.69	to	$2.10	$15,053	—	0.30%	to	0.90%	13.66%	to	12.98%
Col VP Select Sm Cap Val, Cl 3
2020	4,250	$2.21	to	$3.24	$15,664	—	0.30%	to	0.90%	8.73%	to	8.08%
2019	4,561	$2.04	to	$2.99	$15,582	—	0.30%	to	0.90%	17.23%	to	16.53%
2018	4,965	$1.74	to	$2.57	$14,494	—	0.30%	to	0.90%	(12.96%)	to	(13.48%)
2017	5,313	$2.00	to	$2.97	$17,913	—	0.30%	to	0.90%	11.86%	to	11.20%
2016	5,874	$1.78	to	$2.67	$17,690	—	0.30%	to	0.90%	13.49%	to	12.81%
Col VP US Govt Mtge, Cl 3
2020	16,767	$1.24	to	$1.58	$22,823	2.52%	0.30%	to	0.90%	4.64%	to	4.01%
2019	15,922	$1.18	to	$1.52	$20,799	2.66%	0.30%	to	0.90%	6.30%	to	5.66%
2018	16,363	$1.11	to	$1.44	$20,212	2.72%	0.30%	to	0.90%	1.41%	to	0.80%
2017	19,074	$1.10	to	$1.43	$23,460	2.81%	0.30%	to	0.90%	2.91%	to	2.29%
2016	19,608	$1.07	to	$1.40	$24,105	2.81%	0.30%	to	0.90%	2.28%	to	1.66%
CS Commodity Return
2020	8,330	$0.56	to	$0.46	$5,090	5.87%	0.30%	to	0.90%	(1.77%)	to	(2.36%)
2019	8,533	$0.57	to	$0.48	$5,309	0.88%	0.30%	to	0.90%	6.37%	to	5.73%
2018	8,774	$0.54	to	$0.45	$5,065	2.58%	0.30%	to	0.90%	(11.92%)	to	(12.46%)
2017	9,656	$0.61	to	$0.51	$6,247	9.11%	0.30%	to	0.90%	1.21%	to	0.61%
2016	10,897	$0.60	to	$0.51	$6,640	—	0.30%	to	0.90%	11.69%	to	11.02%
CTIVP BR Gl Infl Prot Sec, Cl 3
2020	7,785	$1.30	to	$1.64	$12,147	0.56%	0.30%	to	0.90%	8.79%	to	8.14%
2019	7,497	$1.20	to	$1.52	$10,781	3.14%	0.30%	to	0.90%	7.49%	to	6.85%
2018	7,886	$1.11	to	$1.42	$10,627	—	0.30%	to	0.90%	(0.81%)	to	(1.41%)
2017	8,216	$1.12	to	$1.44	$11,277	2.36%	0.30%	to	0.90%	2.24%	to	1.63%
2016	8,297	$1.10	to	$1.42	$11,487	—	0.30%	to	0.90%	8.18%	to	7.52%
CTIVP Vty Sycamore Estb Val, Cl 3
2020	6,678	$2.61	to	$3.24	$25,714	—	0.30%	to	0.90%	7.58%	to	6.94%
2019	7,112	$2.43	to	$3.03	$25,362	—	0.30%	to	0.90%	27.63%	to	26.86%
2018	6,879	$1.90	to	$2.39	$19,277	—	0.30%	to	0.90%	(10.37%)	to	(10.91%)
2017	6,555	$2.12	to	$2.68	$20,583	—	0.30%	to	0.90%	15.38%	to	14.69%
2016	4,969	$1.84	to	$2.33	$13,505	—	0.30%	to	0.90%	20.28%	to	19.55%
DWS Alt Asset Alloc VIP, Cl B
2020	1,960	$1.22	to	$1.06	$2,216	2.33%	0.00%	to	0.90%	5.32%	to	4.38%
2019	1,674	$1.16	to	$1.02	$1,794	3.30%	0.00%	to	0.90%	14.35%	to	13.32%
2018	1,458	$1.02	to	$0.90	$1,368	1.94%	0.00%	to	0.90%	(9.35%)	to	(10.16%)
2017	1,554	$1.12	to	$1.00	$1,614	2.00%	0.00%	to	0.90%	7.01%	to	6.05%
2016	1,345	$1.05	to	$0.94	$1,310	1.88%	0.00%	to	0.90%	4.99%	to	4.05%
EV VT Floating-Rate Inc, Init Cl
2020	8,979	$1.25	to	$1.40	$14,701	3.33%	0.30%	to	0.90%	1.69%	to	1.08%
2019	12,116	$1.23	to	$1.39	$19,738	4.32%	0.30%	to	0.90%	6.76%	to	6.12%
2018	16,692	$1.15	to	$1.31	$25,442	3.76%	0.30%	to	0.90%	(0.37%)	to	(0.97%)
2017	15,290	$1.15	to	$1.32	$23,189	3.26%	0.30%	to	0.90%	3.11%	to	2.49%
2016	15,959	$1.12	to	$1.29	$23,522	3.49%	0.30%	to	0.90%	8.62%	to	7.97%
Fid VIP Contrafund, Serv Cl 2
2020	32,483	$3.14	to	$3.03	$130,870	0.08%	0.00%	to	0.90%	30.23%	to	29.07%
2019	33,382	$2.41	to	$2.35	$103,408	0.21%	0.00%	to	0.90%	31.28%	to	30.10%
2018	36,232	$1.83	to	$1.80	$85,804	0.43%	0.00%	to	0.90%	(6.64%)	to	(7.48%)
2017	38,383	$1.96	to	$1.95	$96,718	0.78%	0.00%	to	0.90%	21.59%	to	20.50%
2016	42,055	$1.62	to	$1.62	$85,135	0.61%	0.00%	to	0.90%	7.73%	to	6.77%
Fid VIP Gro & Inc, Serv Cl
2020	12,548	$4.52	to	$2.83	$49,950	2.03%	0.45%	to	0.90%	7.25%	to	6.77%
2019	13,949	$4.21	to	$2.65	$51,430	3.51%	0.45%	to	0.90%	29.36%	to	28.78%
2018	15,577	$3.26	to	$2.06	$44,317	0.25%	0.45%	to	0.90%	(9.48%)	to	(9.89%)
2017	17,484	$3.60	to	$2.28	$54,838	1.18%	0.45%	to	0.90%	16.25%	to	15.73%
2016	19,497	$3.10	to	$1.97	$52,017	1.64%	0.45%	to	0.90%	15.43%	to	14.91%

66	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Mid Cap, Serv Cl
2020	20,253	$4.42	to	$6.08	$96,411	0.56%	0.45%	to	0.90%	17.51%	to	16.98%
2019	22,918	$3.77	to	$5.20	$93,093	0.78%	0.45%	to	0.90%	22.79%	to	22.24%
2018	25,731	$3.07	to	$4.25	$85,378	0.54%	0.45%	to	0.90%	(15.02%)	to	(15.41%)
2017	28,380	$3.61	to	$5.03	$111,280	0.62%	0.45%	to	0.90%	20.16%	to	19.62%
2016	31,367	$3.00	to	$4.20	$102,814	0.42%	0.45%	to	0.90%	11.61%	to	11.11%
Fid VIP Overseas, Serv Cl
2020	7,557	$2.96	to	$1.90	$19,636	0.35%	0.45%	to	0.90%	14.98%	to	14.46%
2019	8,262	$2.57	to	$1.66	$18,661	1.64%	0.45%	to	0.90%	27.10%	to	26.53%
2018	8,964	$2.03	to	$1.31	$15,919	1.44%	0.45%	to	0.90%	(15.27%)	to	(15.65%)
2017	9,507	$2.39	to	$1.55	$19,898	1.34%	0.45%	to	0.90%	29.52%	to	28.94%
2016	9,938	$1.85	to	$1.20	$15,844	1.31%	0.45%	to	0.90%	(5.55%)	to	(5.97%)
Frank Global Real Est, Cl 2
2020	17,139	$1.45	to	$2.92	$40,414	3.26%	0.30%	to	0.90%	(5.67%)	to	(6.24%)
2019	18,319	$1.54	to	$3.11	$46,066	2.64%	0.30%	to	0.90%	22.01%	to	21.28%
2018	19,285	$1.26	to	$2.57	$40,249	2.62%	0.30%	to	0.90%	(7.06%)	to	(7.62%)
2017	20,907	$1.36	to	$2.78	$47,465	3.12%	0.30%	to	0.90%	10.14%	to	9.49%
2016	20,874	$1.23	to	$2.54	$46,447	1.20%	0.30%	to	0.90%	0.24%	to	(0.36%)
Frank Inc, Cl 2
2020	4,213	$1.43	to	$1.18	$5,263	6.04%	0.00%	to	0.90%	0.69%	to	(0.21%)
2019	5,909	$1.42	to	$1.18	$7,318	5.22%	0.00%	to	0.90%	16.06%	to	15.02%
2018	4,572	$1.22	to	$1.03	$4,896	4.83%	0.00%	to	0.90%	(4.30%)	to	(5.17%)
2017	4,742	$1.28	to	$1.08	$5,300	4.55%	0.00%	to	0.90%	9.67%	to	8.69%
2016	3,209	$1.17	to	$1.00	$3,276	4.91%	0.00%	to	0.90%	14.02%	to	13.00%
Frank Mutual Shares, Cl 2
2020	6,866	$1.79	to	$2.33	$16,017	2.79%	0.00%	to	0.90%	(5.04%)	to	(5.89%)
2019	7,714	$1.89	to	$2.47	$19,189	1.82%	0.00%	to	0.90%	22.57%	to	21.47%
2018	8,269	$1.54	to	$2.04	$16,908	2.37%	0.00%	to	0.90%	(9.07%)	to	(9.89%)
2017	9,228	$1.69	to	$2.26	$20,911	2.25%	0.00%	to	0.90%	8.35%	to	7.38%
2016	9,712	$1.56	to	$2.10	$20,875	1.98%	0.00%	to	0.90%	16.06%	to	15.02%
Frank Sm Cap Val, Cl 2
2020	11,315	$2.38	to	$5.32	$40,048	1.49%	0.00%	to	0.90%	5.19%	to	4.25%
2019	11,462	$2.26	to	$5.10	$39,541	1.05%	0.00%	to	0.90%	26.35%	to	25.22%
2018	11,878	$1.79	to	$4.08	$33,120	0.88%	0.00%	to	0.90%	(12.88%)	to	(13.66%)
2017	12,544	$2.06	to	$4.72	$41,035	0.51%	0.00%	to	0.90%	10.65%	to	9.66%
2016	12,266	$1.86	to	$4.30	$40,529	0.81%	0.00%	to	0.90%	30.19%	to	29.02%
GS VIT Mid Cap Val, Inst
2020	21,413	$2.20	to	$6.00	$82,944	0.64%	0.30%	to	0.90%	8.08%	to	7.43%
2019	23,536	$2.04	to	$5.58	$84,916	0.79%	0.30%	to	0.90%	31.13%	to	30.35%
2018	26,053	$1.55	to	$4.28	$72,093	1.28%	0.30%	to	0.90%	(10.73%)	to	(11.27%)
2017	28,937	$1.74	to	$4.83	$90,572	0.73%	0.30%	to	0.90%	10.74%	to	10.08%
2016	28,414	$1.57	to	$4.38	$89,356	1.34%	0.30%	to	0.90%	13.19%	to	12.52%
GS VIT Multi-Strategy Alt, Advisor
2020	1,174	$1.05	to	$0.99	$1,207	1.72%	0.00%	to	0.90%	6.58%	to	5.62%
2019	1,294	$0.98	to	$0.94	$1,243	2.61%	0.00%	to	0.90%	8.60%	to	7.63%
2018	1,250	$0.91	to	$0.87	$1,109	2.26%	0.00%	to	0.90%	(7.09%)	to	(7.93%)
2017	1,193	$0.97	to	$0.94	$1,139	2.12%	0.00%	to	0.90%	5.14%	to	4.20%
2016	1,036	$0.93	to	$0.91	$945	0.82%	0.00%	to	0.90%	0.27%	to	(0.62%)
GS VIT Sm Cap Eq Insights, Inst
2020	1,343	$4.90	to	$3.84	$6,147	0.22%	0.45%	to	0.90%	8.09%	to	7.61%
2019	1,566	$4.53	to	$3.57	$6,649	0.48%	0.45%	to	0.90%	24.28%	to	23.72%
2018	1,665	$3.65	to	$2.88	$5,660	0.49%	0.45%	to	0.90%	(9.03%)	to	(9.45%)
2017	1,629	$4.01	to	$3.18	$6,123	0.55%	0.45%	to	0.90%	11.07%	to	10.57%
2016	1,700	$3.61	to	$2.88	$5,764	1.19%	0.45%	to	0.90%	22.65%	to	22.10%
GS VIT U.S. Eq Insights, Inst
2020	13,046	$2.98	to	$2.85	$53,952	0.87%	0.30%	to	0.90%	17.19%	to	16.49%
2019	14,289	$2.54	to	$2.45	$50,257	1.25%	0.30%	to	0.90%	24.83%	to	24.09%
2018	16,024	$2.03	to	$1.97	$44,897	1.22%	0.30%	to	0.90%	(6.48%)	to	(7.04%)
2017	16,929	$2.18	to	$2.12	$50,655	1.41%	0.30%	to	0.90%	23.70%	to	22.96%
2016	19,039	$1.76	to	$1.73	$43,369	1.32%	0.30%	to	0.90%	10.40%	to	9.74%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	67

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Inv Opp VI Dis Mid Cap Gro, Ser I
2020	11,024	$1.51	to	$1.51	$16,654	0.05%	0.30%	to	0.90%	51.28	%(7)	to	50.66	%(7)
Invesco Opp VI Global, Ser II
2020	8,196	$2.92	to	$3.32	$30,817	0.46%	0.00%	to	0.90%	27.34%		to	26.20%
2019	8,141	$2.29	to	$2.63	$23,970	0.64%	0.00%	to	0.90%	31.45%		to	30.28%
2018	8,952	$1.75	to	$2.02	$20,340	0.75%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
2017	8,565	$2.02	to	$2.35	$22,586	0.71%	0.00%	to	0.90%	36.32%		to	35.10%
2016	7,751	$1.48	to	$1.74	$14,759	0.78%	0.00%	to	0.90%	(0.16%)		to	(1.05%)
Inves Opp VI Gbl Strat Inc, Ser II
2020	22,178	$1.24	to	$1.66	$35,774	5.34%	0.00%	to	0.90%	2.99%		to	2.07%
2019	24,251	$1.20	to	$1.62	$38,201	3.39%	0.00%	to	0.90%	10.61%		to	9.61%
2018	25,782	$1.09	to	$1.48	$36,997	4.54%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
2017	27,692	$1.14	to	$1.57	$42,335	1.98%	0.00%	to	0.90%	6.04%		to	5.08%
2016	27,639	$1.07	to	$1.49	$41,543	4.62%	0.00%	to	0.90%	6.26%		to	5.31%
Inves Opp VI Mn St Sm Cap, Ser II
2020	7,297	$2.80	to	$3.34	$27,277	0.37%	0.00%	to	0.90%	19.63%		to	18.56%
2019	7,714	$2.34	to	$2.82	$24,402	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	8,093	$1.85	to	$2.25	$20,534	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
2017	8,352	$2.07	to	$2.54	$24,088	0.65%	0.00%	to	0.90%	13.91%		to	12.89%
2016	7,409	$1.82	to	$2.25	$18,842	0.25%	0.00%	to	0.90%	17.67%		to	16.62%
Invesco VI Am Fran, Ser I
2020	5,233	$3.66	to	$3.52	$18,978	0.07%	0.45%	to	0.90%	41.71%		to	41.08%
2019	5,285	$2.58	to	$2.49	$13,533	—	0.45%	to	0.90%	36.14%		to	35.53%
2018	5,616	$1.89	to	$1.84	$10,569	—	0.45%	to	0.90%	(4.06%)		to	(4.49%)
2017	5,729	$1.98	to	$1.93	$11,250	0.08%	0.45%	to	0.90%	26.77%		to	26.20%
2016	6,134	$1.56	to	$1.53	$9,511	—	0.45%	to	0.90%	1.81%		to	1.35%
Invesco VI Bal Risk Alloc, Ser II
2020	4,984	$1.46	to	$1.31	$6,778	7.66%	0.00%	to	0.90%	9.99%		to	9.00%
2019	5,671	$1.33	to	$1.20	$7,026	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	5,306	$1.16	to	$1.06	$5,739	1.30%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
2017	5,691	$1.24	to	$1.14	$6,610	4.03%	0.00%	to	0.90%	9.83%		to	8.85%
2016	4,342	$1.13	to	$1.05	$4,605	0.21%	0.00%	to	0.90%	11.51%		to	10.52%
Invesco VI Comstock, Ser II
2020	2,468	$2.05	to	$1.87	$6,736	2.04%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
2019	2,967	$2.07	to	$1.90	$8,353	1.67%	0.30%	to	0.90%	24.57%		to	23.82%
2018	3,321	$1.67	to	$1.54	$7,509	1.41%	0.30%	to	0.90%	(12.63%)		to	(13.16%)
2017	3,824	$1.91	to	$1.77	$9,519	1.93%	0.30%	to	0.90%	17.22%		to	16.52%
2016	4,393	$1.63	to	$1.52	$8,878	1.26%	0.30%	to	0.90%	16.64%		to	15.94%
Invesco VI Core Eq, Ser I
2020	27,074	$3.58	to	$4.26	$106,411	1.34%	0.45%	to	0.90%	13.34%		to	12.83%
2019	29,656	$3.16	to	$3.78	$103,131	0.94%	0.45%	to	0.90%	28.39%		to	27.81%
2018	32,739	$2.46	to	$2.95	$88,949	0.88%	0.45%	to	0.90%	(9.80%)		to	(10.21%)
2017	36,303	$2.73	to	$3.29	$109,639	1.03%	0.45%	to	0.90%	12.67%		to	12.16%
2016	40,315	$2.42	to	$2.93	$108,518	0.75%	0.45%	to	0.90%	9.77%		to	9.28%
Invesco VI Div Divd, Ser I
2020	8,203	$2.14	to	$2.19	$18,342	3.03%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2019	9,048	$2.15	to	$2.20	$20,296	2.87%	0.30%	to	0.90%	24.72%		to	23.97%
2018	9,647	$1.72	to	$1.78	$17,408	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
2017	11,793	$1.87	to	$1.94	$23,160	1.70%	0.30%	to	0.90%	8.25%		to	7.60%
2016	12,201	$1.72	to	$1.80	$22,220	1.49%	0.30%	to	0.90%	14.47%		to	13.79%
Invesco VI Intl Gro, Ser II
2020	10,344	$1.76	to	$1.56	$24,077	2.13%	0.30%	to	0.90%	13.40%		to	12.72%
2019	11,516	$1.55	to	$1.38	$23,704	1.27%	0.30%	to	0.90%	27.85%		to	27.09%
2018	12,624	$1.21	to	$1.09	$20,029	1.75%	0.30%	to	0.90%	(15.46%)		to	(15.97%)
2017	14,709	$1.44	to	$1.29	$27,062	1.26%	0.30%	to	0.90%	22.36%		to	21.63%
2016	16,524	$1.17	to	$1.06	$23,731	1.20%	0.30%	to	0.90%	(0.99%)		to	(1.58%)

68	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Tech, Ser I
2020	3,462	$3.95	to	$4.76	$20,536	—	0.30%	to	0.90%	45.68%	to	44.81%
2019	2,826	$2.71	to	$3.29	$11,505	—	0.30%	to	0.90%	35.47%	to	34.66%
2018	3,089	$2.00	to	$2.44	$9,309	—	0.30%	to	0.90%	(0.75%)	to	(1.35%)
2017	3,215	$2.02	to	$2.47	$9,530	—	0.30%	to	0.90%	34.73%	to	33.93%
2016	3,553	$1.50	to	$1.85	$7,689	—	0.30%	to	0.90%	(1.05%)	to	(1.64%)
Ivy VIP Asset Strategy, Cl II
2020	1,630	$1.43	to	$1.26	$2,194	2.00%	0.00%	to	0.90%	13.88%	to	12.86%
2019	1,924	$1.26	to	$1.12	$2,263	2.26%	0.00%	to	0.90%	21.78%	to	20.69%
2018	1,865	$1.03	to	$0.93	$1,815	1.93%	0.00%	to	0.90%	(5.44%)	to	(6.29%)
2017	1,692	$1.09	to	$0.99	$1,736	1.50%	0.00%	to	0.90%	18.27%	to	17.22%
2016	2,419	$0.92	to	$0.84	$2,091	0.55%	0.00%	to	0.90%	(2.57%)	to	(3.44%)
Janus Henderson VIT Enter, Serv
2020	4,252	$7.39	to	$2.81	$23,989	—	0.45%	to	0.90%	18.65%	to	18.12%
2019	4,628	$6.23	to	$2.38	$21,607	0.05%	0.45%	to	0.90%	34.55%	to	33.95%
2018	4,836	$4.63	to	$1.77	$16,818	0.11%	0.45%	to	0.90%	(1.11%)	to	(1.56%)
2017	4,758	$4.68	to	$1.80	$16,847	0.14%	0.45%	to	0.90%	26.52%	to	25.95%
2016	4,849	$3.70	to	$1.43	$13,476	0.03%	0.45%	to	0.90%	11.60%	to	11.10%
Janus Hend VIT Gbl Tech Innov, Srv
2020	7,289	$5.66	to	$3.21	$53,739	—	0.30%	to	0.90%	50.28%	to	49.38%
2019	7,220	$3.77	to	$2.15	$34,159	—	0.30%	to	0.90%	44.38%	to	43.52%
2018	7,750	$2.61	to	$1.50	$24,345	—	0.30%	to	0.90%	0.61%	to	0.00%
2017	8,044	$2.59	to	$1.50	$24,274	—	0.30%	to	0.90%	44.48%	to	43.62%
2016	8,959	$1.79	to	$1.04	$16,410	0.09%	0.30%	to	0.90%	13.51%	to	12.83%
Janus Henderson VIT Overseas, Serv
2020	17,853	$1.47	to	$1.79	$37,284	1.21%	0.30%	to	0.90%	15.68%	to	14.98%
2019	19,652	$1.27	to	$1.56	$35,591	1.83%	0.30%	to	0.90%	26.33%	to	25.57%
2018	21,452	$1.01	to	$1.24	$30,707	1.65%	0.30%	to	0.90%	(15.39%)	to	(15.90%)
2017	22,471	$1.19	to	$1.48	$38,147	1.59%	0.30%	to	0.90%	30.41%	to	29.64%
2016	24,229	$0.91	to	$1.14	$31,600	4.69%	0.30%	to	0.90%	(6.99%)	to	(7.54%)
Janus Henderson VIT Res, Serv
2020	3,601	$3.50	to	$3.31	$15,839	0.22%	0.00%	to	0.90%	32.57%	to	31.39%
2019	3,750	$2.64	to	$2.52	$12,617	0.31%	0.00%	to	0.90%	35.23%	to	34.01%
2018	4,168	$1.95	to	$1.88	$10,313	0.36%	0.00%	to	0.90%	(2.84%)	to	(3.71%)
2017	4,434	$2.01	to	$1.95	$11,178	0.24%	0.00%	to	0.90%	27.56%	to	26.42%
2016	5,161	$1.58	to	$1.55	$9,728	0.38%	0.00%	to	0.90%	0.27%	to	(0.63%)
Lazard Ret Global Dyn MA, Serv
2020	1,966	$1.51	to	$1.29	$2,667	0.60%	0.00%	to	0.90%	0.81%	to	(0.10%)
2019	2,202	$1.50	to	$1.29	$2,952	0.05%	0.00%	to	0.90%	17.79%	to	16.73%
2018	2,416	$1.27	to	$1.11	$2,753	1.45%	0.00%	to	0.90%	(6.57%)	to	(7.41%)
2017	1,648	$1.36	to	$1.20	$2,026	—	0.00%	to	0.90%	20.53%	to	19.45%
2016	1,587	$1.13	to	$1.00	$1,614	0.21%	0.00%	to	0.90%	3.30%	to	2.38%
MFS Mass Inv Gro Stock, Serv Cl
2020	21,364	$2.25	to	$2.17	$47,491	0.22%	0.30%	to	0.90%	21.83%	to	21.10%
2019	22,675	$1.85	to	$1.79	$41,453	0.34%	0.30%	to	0.90%	39.17%	to	38.33%
2018	24,244	$1.33	to	$1.30	$31,898	0.33%	0.30%	to	0.90%	0.27%	to	(0.33%)
2017	27,149	$1.32	to	$1.30	$35,688	0.42%	0.30%	to	0.90%	27.72%	to	26.96%
2016	29,260	$1.04	to	$1.02	$30,145	0.38%	0.30%	to	0.90%	5.53%	to	4.89%
MFS New Dis, Serv Cl
2020	6,018	$3.50	to	$4.62	$39,984	—	0.30%	to	0.90%	45.15%	to	44.28%
2019	6,154	$2.41	to	$3.20	$28,454	—	0.30%	to	0.90%	40.85%	to	40.01%
2018	6,336	$1.71	to	$2.28	$20,826	—	0.30%	to	0.90%	(2.01%)	to	(2.60%)
2017	6,766	$1.75	to	$2.35	$22,794	—	0.30%	to	0.90%	25.95%	to	25.20%
2016	7,476	$1.39	to	$1.87	$19,951	—	0.30%	to	0.90%	8.47%	to	7.83%
MFS Utilities, Serv Cl
2020	7,495	$2.05	to	$5.69	$22,350	2.21%	0.00%	to	0.90%	5.62%	to	4.67%
2019	8,490	$1.94	to	$5.44	$24,381	3.79%	0.00%	to	0.90%	24.80%	to	23.68%
2018	8,556	$1.55	to	$4.40	$20,516	0.84%	0.00%	to	0.90%	0.81%	to	(0.10%)
2017	9,358	$1.54	to	$4.40	$22,959	4.11%	0.00%	to	0.90%	14.49%	to	13.47%
2016	8,643	$1.35	to	$3.88	$22,773	3.68%	0.00%	to	0.90%	11.23%	to	10.24%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	69

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MS VIF Dis, Cl II
2020	6,550	$6.78	to	$6.98	$58,195	—	0.00%	to	0.90%	152.04%	to	149.79%
2019	4,958	$2.69	to	$2.80	$17,875	—	0.00%	to	0.90%	39.97%	to	38.71%
2018	4,343	$1.92	to	$2.02	$11,205	—	0.00%	to	0.90%	10.53%	to	9.53%
2017	3,218	$1.74	to	$1.84	$7,487	—	0.00%	to	0.90%	38.60%	to	37.36%
2016	3,387	$1.26	to	$1.34	$5,490	—	0.00%	to	0.90%	(8.84%)	to	(9.66%)
MS VIF Global Real Est, Cl II
2020	4,040	$1.23	to	$1.04	$6,830	4.30%	0.30%	to	0.90%	(15.11%)	to	(15.62%)
2019	5,039	$1.45	to	$1.24	$9,894	2.59%	0.30%	to	0.90%	17.70%	to	17.00%
2018	4,762	$1.24	to	$1.06	$8,102	3.13%	0.30%	to	0.90%	(8.48%)	to	(9.03%)
2017	5,698	$1.35	to	$1.16	$10,115	2.42%	0.30%	to	0.90%	9.38%	to	8.73%
2016	6,975	$1.23	to	$1.07	$10,236	1.35%	0.30%	to	0.90%	2.81%	to	2.20%
NB AMT US Eq Index PW Strat, Cl S
2020	444	$1.16	to	$1.09	$503	0.83%	0.00%	to	0.90%	8.26%	to	7.29%
2019	419	$1.07	to	$1.02	$440	0.14%	0.00%	to	0.90%	15.26%	to	14.22%
2018	526	$0.93	to	$0.89	$480	—	0.00%	to	0.90%	(6.78%)	to	(7.62%)
2017	530	$1.00	to	$0.97	$519	—	0.00%	to	0.90%	6.68%	to	5.72%
2016	433	$0.93	to	$0.91	$398	—	0.00%	to	0.90%	(0.64%)	to	(1.54%)
PIMCO VIT All Asset, Advisor Cl
2020	7,112	$1.38	to	$1.68	$12,828	4.84%	0.00%	to	0.90%	7.91%	to	6.94%
2019	8,557	$1.28	to	$1.57	$14,439	2.81%	0.00%	to	0.90%	11.74%	to	10.74%
2018	9,330	$1.15	to	$1.42	$14,186	2.98%	0.00%	to	0.90%	(5.45%)	to	(6.30%)
2017	10,586	$1.21	to	$1.52	$17,224	4.51%	0.00%	to	0.90%	13.38%	to	12.36%
2016	11,365	$1.07	to	$1.35	$16,502	2.46%	0.00%	to	0.90%	12.91%	to	11.90%
PIMCO VIT Tot Return, Advisor Cl
2020	12,119	$1.31	to	$1.21	$15,103	1.96%	0.00%	to	0.90%	8.54%	to	7.57%
2019	6,815	$1.21	to	$1.13	$7,856	2.87%	0.00%	to	0.90%	8.25%	to	7.28%
2018	3,999	$1.11	to	$1.05	$4,284	2.45%	0.00%	to	0.90%	(0.63%)	to	(1.53%)
2017	3,467	$1.12	to	$1.07	$3,743	1.93%	0.00%	to	0.90%	4.81%	to	3.87%
2016	2,097	$1.07	to	$1.03	$2,172	1.98%	0.00%	to	0.90%	2.58%	to	1.66%
Put VT Global Hlth Care, Cl IB
2020	6,443	$2.94	to	$4.17	$25,621	0.46%	0.30%	to	0.90%	15.93%	to	15.24%
2019	6,068	$2.54	to	$3.62	$21,109	—	0.30%	to	0.90%	29.90%	to	29.13%
2018	6,501	$1.95	to	$2.80	$17,504	0.97%	0.30%	to	0.90%	(0.89%)	to	(1.49%)
2017	6,777	$1.97	to	$2.84	$18,570	0.53%	0.30%	to	0.90%	14.95%	to	14.27%
2016	7,099	$1.72	to	$2.49	$17,596	—	0.30%	to	0.90%	(11.62%)	to	(12.14%)
Put VT Hi Yield, Cl IB
2020	2,232	$2.72	to	$2.81	$6,114	5.90%	0.45%	to	0.90%	4.74%	to	4.26%
2019	2,581	$2.60	to	$2.69	$6,763	5.98%	0.45%	to	0.90%	13.89%	to	13.37%
2018	2,860	$2.28	to	$2.38	$6,586	5.76%	0.45%	to	0.90%	(4.50%)	to	(4.93%)
2017	3,035	$2.39	to	$2.50	$7,330	6.01%	0.45%	to	0.90%	6.50%	to	6.02%
2016	3,441	$2.24	to	$2.36	$7,819	6.39%	0.45%	to	0.90%	15.03%	to	14.51%
Put VT Intl Eq, Cl IB
2020	3,020	$1.71	to	$2.09	$6,531	1.54%	0.30%	to	0.90%	11.76%	to	11.09%
2019	2,706	$1.53	to	$1.88	$5,321	1.36%	0.30%	to	0.90%	24.78%	to	24.03%
2018	2,967	$1.23	to	$1.52	$4,766	1.34%	0.30%	to	0.90%	(19.36%)	to	(19.84%)
2017	2,990	$1.52	to	$1.89	$5,892	2.14%	0.30%	to	0.90%	26.20%	to	25.45%
2016	2,908	$1.21	to	$1.51	$4,631	3.35%	0.30%	to	0.90%	(2.75%)	to	(3.33%)
Put VT Sus Leaders, Cl IA
2020	23,599	$6.65	to	$5.67	$144,393	0.64%	0.45%	to	0.90%	28.48%	to	27.91%
2019	25,920	$5.18	to	$4.43	$123,672	0.68%	0.45%	to	0.90%	36.11%	to	35.50%
2018	28,382	$3.80	to	$3.27	$99,618	0.01%	0.45%	to	0.90%	(1.73%)	to	(2.17%)
2017	31,396	$3.87	to	$3.34	$112,419	0.84%	0.45%	to	0.90%	28.98%	to	28.40%
2016	34,472	$3.00	to	$2.60	$95,803	0.93%	0.45%	to	0.90%	7.58%	to	7.10%
Royce Micro-Cap, Invest Cl
2020	8,609	$3.44	to	$4.93	$31,936	—	0.45%	to	0.90%	23.24%	to	22.68%
2019	9,643	$2.79	to	$4.02	$29,104	—	0.45%	to	0.90%	19.02%	to	18.48%
2018	10,454	$2.34	to	$3.39	$26,556	—	0.45%	to	0.90%	(9.46%)	to	(9.86%)
2017	11,553	$2.59	to	$3.76	$32,584	0.66%	0.45%	to	0.90%	4.71%	to	4.25%
2016	12,678	$2.47	to	$3.61	$34,331	0.70%	0.45%	to	0.90%	19.18%	to	18.64%

70	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Temp Global Bond, Cl 2
2020	3,686	$1.03	to	$0.92	$3,542	8.39%	0.00%	to	0.90%	(5.28%)	to	(6.13%)
2019	3,922	$1.08	to	$0.98	$3,987	7.27%	0.00%	to	0.90%	2.01%	to	1.10%
2018	3,892	$1.06	to	$0.97	$3,883	—	0.00%	to	0.90%	1.94%	to	1.02%
2017	3,815	$1.04	to	$0.96	$3,754	—	0.00%	to	0.90%	1.93%	to	1.01%
2016	2,999	$1.02	to	$0.95	$2,899	—	0.00%	to	0.90%	2.94%	to	2.02%
Third Ave VST FFI Strat
2020	9,147	$2.17	to	$2.73	$20,951	2.67%	0.45%	to	0.90%	(2.83%)	to	(3.27%)
2019	9,991	$2.23	to	$2.82	$23,640	0.27%	0.45%	to	0.90%	11.96%	to	11.45%
2018	10,915	$1.99	to	$2.53	$23,113	1.84%	0.45%	to	0.90%	(20.70%)	to	(21.06%)
2017	11,970	$2.51	to	$3.20	$32,021	0.84%	0.45%	to	0.90%	13.08%	to	12.57%
2016	12,933	$2.22	to	$2.85	$30,716	0.81%	0.45%	to	0.90%	11.72%	to	11.22%
VanEck VIP Global Gold, Cl S
2020	5,145	$1.65	to	$1.46	$7,830	2.86%	0.00%	to	0.90%	38.62%	to	37.38%
2019	3,770	$1.19	to	$1.07	$4,141	—	0.00%	to	0.90%	38.75%	to	37.50%
2018	3,569	$0.86	to	$0.78	$2,835	3.02%	0.00%	to	0.90%	(15.70%)	to	(16.46%)
2017	3,171	$1.02	to	$0.93	$3,000	4.28%	0.00%	to	0.90%	11.63%	to	10.63%
2016	3,063	$0.91	to	$0.84	$2,595	0.23%	0.00%	to	0.90%	47.94%	to	46.62%
VP Aggr, Cl 2
2020	145,597	$2.11	to	$2.30	$324,256	—	0.00%	to	0.90%	14.99%	to	13.96%
2019	148,099	$1.84	to	$2.02	$288,958	—	0.00%	to	0.90%	21.59%	to	20.50%
2018	147,086	$1.51	to	$1.67	$237,916	—	0.00%	to	0.90%	(8.58%)	to	(9.41%)
2017	136,904	$1.65	to	$1.85	$244,724	—	0.00%	to	0.90%	18.91%	to	17.85%
2016	126,807	$1.39	to	$1.57	$193,614	—	0.00%	to	0.90%	5.91%	to	4.96%
VP Aggr, Cl 4
2020	165,392	$2.02	to	$2.30	$374,911	—	0.30%	to	0.90%	14.62%	to	13.93%
2019	177,281	$1.76	to	$2.02	$351,736	—	0.30%	to	0.90%	21.31%	to	20.59%
2018	191,455	$1.45	to	$1.68	$314,468	—	0.30%	to	0.90%	(8.89%)	to	(9.44%)
2017	199,757	$1.60	to	$1.85	$363,471	—	0.30%	to	0.90%	18.52%	to	17.81%
2016	205,807	$1.35	to	$1.57	$322,620	—	0.30%	to	0.90%	5.65%	to	5.02%
VP Conserv, Cl 2
2020	21,852	$1.43	to	$1.48	$32,926	—	0.00%	to	0.90%	9.30%	to	8.32%
2019	11,798	$1.30	to	$1.37	$16,251	—	0.00%	to	0.90%	10.75%	to	9.76%
2018	11,230	$1.18	to	$1.25	$14,115	—	0.00%	to	0.90%	(2.95%)	to	(3.82%)
2017	10,587	$1.21	to	$1.30	$13,766	—	0.00%	to	0.90%	7.42%	to	6.46%
2016	13,191	$1.13	to	$1.22	$16,100	—	0.00%	to	0.90%	3.44%	to	2.51%
VP Conserv, Cl 4
2020	19,543	$1.38	to	$1.48	$29,322	—	0.30%	to	0.90%	8.91%	to	8.26%
2019	16,344	$1.26	to	$1.37	$22,424	—	0.30%	to	0.90%	10.42%	to	9.76%
2018	14,037	$1.14	to	$1.25	$17,617	—	0.30%	to	0.90%	(3.17%)	to	(3.76%)
2017	15,994	$1.18	to	$1.30	$20,895	—	0.30%	to	0.90%	7.02%	to	6.38%
2016	19,023	$1.10	to	$1.22	$23,326	—	0.30%	to	0.90%	3.13%	to	2.51%
VP Man Vol Conserv, Cl 2
2020	5,350	$1.31	to	$1.24	$6,839	—	0.00%	to	0.90%	8.12%	to	7.15%
2019	2,952	$1.21	to	$1.16	$3,492	—	0.00%	to	0.90%	11.92%	to	10.91%
2018	1,593	$1.09	to	$1.04	$1,686	—	0.00%	to	0.90%	(2.58%)	to	(3.46%)
2017	1,289	$1.11	to	$1.08	$1,409	—	0.00%	to	0.90%	7.89%	to	6.92%
2016	1,574	$1.03	to	$1.01	$1,601	—	0.00%	to	0.90%	3.06%	to	2.13%
VP Man Vol Conserv Gro, Cl 2
2020	5,346	$1.36	to	$1.28	$7,037	—	0.00%	to	0.90%	9.15%	to	8.17%
2019	4,191	$1.24	to	$1.18	$5,088	—	0.00%	to	0.90%	14.00%	to	12.97%
2018	4,456	$1.09	to	$1.05	$4,758	—	0.00%	to	0.90%	(4.30%)	to	(5.16%)
2017	3,832	$1.14	to	$1.10	$4,287	—	0.00%	to	0.90%	11.19%	to	10.20%
2016	4,651	$1.03	to	$1.00	$4,689	—	0.00%	to	0.90%	3.17%	to	2.24%
VP Man Vol Gro, Cl 2
2020	35,243	$1.44	to	$1.36	$49,789	—	0.00%	to	0.90%	11.30%	to	10.30%
2019	38,883	$1.30	to	$1.23	$49,401	—	0.00%	to	0.90%	18.26%	to	17.20%
2018	39,162	$1.10	to	$1.05	$42,174	—	0.00%	to	0.90%	(7.73%)	to	(8.56%)
2017	34,177	$1.19	to	$1.15	$39,993	—	0.00%	to	0.90%	17.48%	to	16.43%
2016	28,478	$1.01	to	$0.99	$28,387	—	0.00%	to	0.90%	3.37%	to	2.44%

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	71

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Mod Gro, Cl 2
2020	32,529	$1.41	to	$1.33	$44,786	—	0.00%	to	0.90%	10.37%	to	9.38%
2019	29,853	$1.28	to	$1.22	$37,298	—	0.00%	to	0.90%	16.17%	to	15.13%
2018	29,200	$1.10	to	$1.06	$31,490	—	0.00%	to	0.90%	(5.85%)	to	(6.70%)
2017	25,088	$1.17	to	$1.13	$28,789	—	0.00%	to	0.90%	14.34%	to	13.32%
2016	24,415	$1.02	to	$1.00	$24,563	—	0.00%	to	0.90%	3.42%	to	2.49%
VP Mod, Cl 2
2020	222,654	$1.75	to	$1.90	$420,315	—	0.00%	to	0.90%	12.87%	to	11.85%
2019	227,793	$1.55	to	$1.69	$383,237	—	0.00%	to	0.90%	16.13%	to	15.09%
2018	231,275	$1.34	to	$1.47	$337,446	—	0.00%	to	0.90%	(5.57%)	to	(6.42%)
2017	235,009	$1.42	to	$1.57	$366,198	—	0.00%	to	0.90%	13.22%	to	12.21%
2016	241,303	$1.25	to	$1.40	$336,097	—	0.00%	to	0.90%	4.63%	to	3.70%
VP Mod, Cl 4
2020	319,471	$1.69	to	$1.90	$608,612	—	0.30%	to	0.90%	12.45%	to	11.78%
2019	343,553	$1.50	to	$1.70	$583,300	—	0.30%	to	0.90%	15.83%	to	15.14%
2018	370,021	$1.29	to	$1.47	$544,448	—	0.30%	to	0.90%	(5.85%)	to	(6.42%)
2017	400,097	$1.37	to	$1.58	$629,938	—	0.30%	to	0.90%	12.87%	to	12.19%
2016	438,780	$1.22	to	$1.40	$618,470	—	0.30%	to	0.90%	4.32%	to	3.69%
VP Mod Aggr, Cl 2
2020	357,294	$1.92	to	$2.10	$726,401	—	0.00%	to	0.90%	14.03%	to	13.01%
2019	366,784	$1.69	to	$1.85	$659,245	—	0.00%	to	0.90%	18.71%	to	17.65%
2018	366,697	$1.42	to	$1.58	$559,645	—	0.00%	to	0.90%	(7.03%)	to	(7.87%)
2017	356,965	$1.53	to	$1.71	$591,249	—	0.00%	to	0.90%	16.15%	to	15.11%
2016	342,835	$1.32	to	$1.49	$496,512	—	0.00%	to	0.90%	5.27%	to	4.32%
VP Mod Aggr, Cl 4
2020	523,905	$1.85	to	$2.10	$1,089,410	—	0.30%	to	0.90%	13.67%	to	12.99%
2019	566,475	$1.62	to	$1.86	$1,037,870	—	0.30%	to	0.90%	18.39%	to	17.68%
2018	609,531	$1.37	to	$1.58	$947,454	—	0.30%	to	0.90%	(7.36%)	to	(7.91%)
2017	654,007	$1.48	to	$1.71	$1,105,955	—	0.30%	to	0.90%	15.85%	to	15.15%
2016	691,922	$1.28	to	$1.49	$1,027,371	—	0.30%	to	0.90%	4.95%	to	4.32%
VP Mod Conserv, Cl 2
2020	36,946	$1.58	to	$1.68	$62,370	—	0.00%	to	0.90%	11.00%	to	10.01%
2019	32,291	$1.42	to	$1.52	$49,591	—	0.00%	to	0.90%	13.52%	to	12.50%
2018	31,628	$1.25	to	$1.35	$43,091	—	0.00%	to	0.90%	(4.12%)	to	(4.99%)
2017	36,972	$1.31	to	$1.43	$52,960	—	0.00%	to	0.90%	10.01%	to	9.02%
2016	46,631	$1.19	to	$1.31	$61,117	—	0.00%	to	0.90%	3.97%	to	3.03%
VP Mod Conserv, Cl 4
2020	48,949	$1.52	to	$1.68	$82,043	—	0.30%	to	0.90%	10.65%	to	9.99%
2019	49,660	$1.38	to	$1.53	$75,729	—	0.30%	to	0.90%	13.15%	to	12.47%
2018	50,525	$1.22	to	$1.36	$68,361	—	0.30%	to	0.90%	(4.34%)	to	(4.92%)
2017	56,168	$1.27	to	$1.43	$80,158	—	0.30%	to	0.90%	9.59%	to	8.93%
2016	65,124	$1.16	to	$1.31	$85,866	—	0.30%	to	0.90%	3.73%	to	3.10%
VP Ptnrs Core Eq, Cl 3
2020	1,929	$2.50	to	$2.14	$6,275	—	0.30%	to	0.90%	16.49%	to	15.80%
2019	2,154	$2.14	to	$1.85	$5,885	—	0.30%	to	0.90%	26.00%	to	25.25%
2018	2,416	$1.70	to	$1.48	$5,213	—	0.30%	to	0.90%	(8.36%)	to	(8.91%)
2017	2,769	$1.86	to	$1.62	$6,207	—	0.30%	to	0.90%	19.91%	to	19.20%
2016	3,187	$1.55	to	$1.36	$5,620	—	0.30%	to	0.90%	9.36%	to	8.70%
VP Ptnrs Sm Cap Val, Cl 3
2020	4,998	$1.82	to	$3.13	$13,826	—	0.30%	to	0.90%	3.80%	to	3.18%
2019	5,162	$1.75	to	$3.03	$13,740	—	0.30%	to	0.90%	19.30%	to	18.58%
2018	5,460	$1.47	to	$2.56	$12,253	—	0.30%	to	0.90%	(13.86%)	to	(14.37%)
2017	5,865	$1.70	to	$2.98	$15,420	—	0.30%	to	0.90%	6.70%	to	6.07%
2016	5,873	$1.60	to	$2.81	$15,548	—	0.30%	to	0.90%	25.16%	to	24.41%
Wanger Intl
2020	29,062	$1.88	to	$3.14	$89,520	2.03%	0.30%	to	0.90%	14.02%	to	13.34%
2019	32,683	$1.65	to	$2.77	$89,412	0.82%	0.30%	to	0.90%	29.60%	to	28.83%
2018	35,663	$1.27	to	$2.15	$75,740	2.03%	0.30%	to	0.90%	(17.95%)	to	(18.44%)
2017	37,368	$1.55	to	$2.63	$97,743	1.22%	0.30%	to	0.90%	32.52%	to	31.73%
2016	37,288	$1.17	to	$2.00	$76,959	1.16%	0.30%	to	0.90%	(1.70%)	to	(2.29%)

72	RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Wanger USA
2020	23,590	$3.09	to	$6.53	$127,425	—	0.30%	to	0.90%	23.86%	to	23.11%
2019	26,202	$2.49	to	$5.30	$115,353	0.26%	0.30%	to	0.90%	30.71%	to	29.93%
2018	28,625	$1.91	to	$4.08	$97,347	0.09%	0.30%	to	0.90%	(1.76%)	to	(2.35%)
2017	30,947	$1.94	to	$4.18	$107,472	—	0.30%	to	0.90%	19.22%	to	18.51%
2016	31,191	$1.63	to	$3.53	$97,613	—	0.30%	to	0.90%	13.35%	to	12.67%
WF VT Intl Eq, Cl 2
2020	10,326	$1.53	to	$1.99	$20,835	2.53%	0.30%	to	0.90%	4.62%	to	3.99%
2019	11,303	$1.46	to	$1.92	$21,850	3.69%	0.30%	to	0.90%	15.14%	to	14.45%
2018	11,856	$1.27	to	$1.68	$20,111	11.34%	0.30%	to	0.90%	(17.53%)	to	(18.03%)
2017	12,157	$1.54	to	$2.04	$25,133	2.78%	0.30%	to	0.90%	23.97%	to	23.23%
2016	11,216	$1.24	to	$1.66	$18,945	2.79%	0.30%	to	0.90%	2.99%	to	2.37%
WF VT Opp, Cl 2
2020	3,782	$2.97	to	$4.50	$16,538	0.44%	0.00%	to	0.90%	21.01%	to	19.92%
2019	4,163	$2.45	to	$3.75	$15,344	0.28%	0.00%	to	0.90%	31.46%	to	30.29%
2018	4,554	$1.87	to	$2.88	$12,901	0.18%	0.00%	to	0.90%	(7.15%)	to	(7.98%)
2017	4,969	$2.01	to	$3.13	$15,483	0.68%	0.00%	to	0.90%	20.44%	to	19.36%
2016	5,354	$1.67	to	$2.62	$14,274	2.03%	0.00%	to	0.90%	12.23%	to	11.23%
WF VT Sm Cap Gro, Cl 2
2020	6,635	$3.85	to	$6.73	$37,277	—	0.00%	to	0.90%	57.78%	to	56.37%
2019	6,010	$2.44	to	$4.30	$21,973	—	0.00%	to	0.90%	24.83%	to	23.71%
2018	6,750	$1.95	to	$3.48	$20,205	—	0.00%	to	0.90%	1.31%	to	0.40%
2017	5,580	$1.93	to	$3.46	$17,217	—	0.00%	to	0.90%	25.86%	to	24.73%
2016	5,264	$1.53	to	$2.78	$13,709	—	0.00%	to	0.90%	7.75%	to	6.78%

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 28, 2017.
(6)	New subaccount operations commenced on February 25, 2019.
(7)	New subaccount operations commenced on April 24, 2020.

RIVERSOURCE SUCCESSION SELECT VARIABLE LIFE INSURANCE – 2020 ANNUAL REPORT	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2020 and 2019, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2020, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of the reserves for long term care policies

As described in Note 2 and Note 10 to the consolidated financial statements, the total reserves for long term care policies was $5,722 million as of December 31, 2020, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Liabilities for estimates of benefits that will become payable on future claims on long term care policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Management utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests, using current best estimate assumptions. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. In 2020, the Company recognized a premium deficiency and losses of $141 million that were recorded through benefits, claims, losses and settlement expenses, which were based on management’s best estimate assumptions included expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability.

The principal considerations for our determination that performing procedures relating to the valuation of the reserves for long term care policies is a critical audit matter are the significant judgment by management when developing the estimate of the long term care reserves, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates and interest rates earned on assets supporting the liability. Also, the audit effort included the involvement of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of reserves for long term care policies, including controls over management’s development of the current best estimate assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of the long term care reserves, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the current best estimate assumptions related to expected premium rate increases, benefit reductions, morbidity rates and interest rates earned on assets supporting the liability, and (ii) evaluating the appropriateness of management’s models.

Valuation of the embedded derivatives in certain variable annuity riders

As described in Note 2, Note 10, Note 11, and Note 13 to the consolidated financial statements, management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows. As of December 31, 2020, the net embedded derivative liability in certain variable annuity riders was $2,316 million, and is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders is a critical audit matter are the significant judgment by management to estimate the fair value of the embedded derivatives in certain variable annuity riders; this in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence obtained related to the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls related to the

Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, non-performance risk and contractholder behavior assumptions that include margins for risk, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities

As described in Note 2, Note 10 and Note 11 to the consolidated financial statements, the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment by management when developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant assumptions related to customer asset value growth rates, persistency, investment margins, and , for variable annuity policies, benefit utilization. Also, the audit effort included the involvement of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 24, 2021

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2020	2019
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2020, $20,260; 2019, $19,111, net of allowance for credit losses: 2020, $10(1))	$22,855	$20,902
Mortgage loans, at amortized cost (net of allowance for credit losses: 2020, $28; 2019, $17)	2,574	2,655
Policy loans	846	867
Other investments (net of allowance for credit losses: 2020, $7; 2019, $4)	701	734
Total investments	26,976	25,158
Investments of consolidated investment entities, at fair value	1,918	—
Cash and cash equivalents	3,191	1,275
Cash of consolidated investment entities, at fair value	94	—
Reinsurance recoverables (Net of allowance for credit losses: 2020, $8(1))	3,409	3,198
Other receivables	1,613	1,713
Receivables of consolidated investment entities, at fair value	16	—
Accrued investment income	172	169
Deferred acquisition costs	2,508	2,673
Other assets	6,969	5,332
Other assets of consolidated investment entities, at fair value	2	—
Separate account assets	87,556	82,425
Total assets	$134,424	$121,943

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$33,986	$30,504
Short-term borrowings	200	201
Debt of consolidated investment entities, at fair value	1,913	—
Line of credit with Ameriprise Financial, Inc.	—	50
Long-term debt	500	—
Other liabilities	6,887	5,427
Other liabilities of consolidated investment entities, at fair value	69	—
Separate account liabilities	87,556	82,425
Total liabilities	131,111	118,607
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Retained earnings (deficit)	(76)	293
Accumulated other comprehensive income, net of tax	920	574
Total shareholder’s equity	3,313	3,336
Total liabilities and shareholder’s equity	$134,424	$121,943

(1)	Prior to January 1, 2020, the allowance for credit losses is not applicable to Available-for-Sale securities and Reinsurance recoverables. See Notes 2, 3, 6 and 7 for more information

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2020	2019	2018
Revenues
Premiums	$341	$397	$396
Net investment income	869	917	1,023
Policy and contract charges	2,094	2,042	2,081
Other revenues	482	464	411
Net realized investment gains (losses)	(10)	(2)	10
Total revenues	3,776	3,818	3,921

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,805	1,804	1,373
Interest credited to fixed accounts	644	669	674
Amortization of deferred acquisition costs	264	133	255
Interest and debt expense	5	—	—
Other insurance and operating expenses	665	685	679
Total benefits and expenses	3,383	3,291	2,981
Pretax income (loss)	393	527	940
Income tax provision (benefit)	(45)	(60)	35
Net income	$438	$587	$905

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2020	2019	2018

Net income	$438	$587	$905
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	346	529	(412)
Net unrealized gains (losses) on derivatives	—	—	1
Total other comprehensive income (loss), net of tax	346	529	(411)
Total comprehensive income	$784	$1,116	$494

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2018	$3	$2,466	$903	$456	$3,828
Comprehensive income:
Net income	—	—	905	—	905
Other comprehensive income (loss), net of tax	—	—	—	(411)	(411)

Total comprehensive income					494
Cash dividends to Ameriprise Financial, Inc.	—	—	(750)	—	(750)

Balances at December 31, 2018	3	2,466	1,058	45	3,572
Cumulative effect of adoption of premium amortization on purchased callable debt securities guidance	—	—	(2)	—	(2)
Comprehensive income:
Net income	—	—	587	—	587
Other comprehensive income (loss), net of tax	—	—	—	529	529

Total comprehensive income					1,116
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,350)	—	(1,350)

Balances at December 31, 2019	3	2,466	293	574	$3,336
Cumulative effect of adoption of current expected credit losses guidance	—	—	(7)	—	(7)
Comprehensive income:
Net income	—	—	438	—	438
Other comprehensive income (loss), net of tax	—	—	—	346	346

Total comprehensive income					784
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)
Balances at December 31, 2020	$3	$2,466	$(76)	$920	$3,313

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2020	2019	2018
Cash Flows from Operating Activities
Net income	$438	$587	$905
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(22)	(22)	37
Deferred income tax (benefit) expense	(278)	(278)	(3)
Contractholder and policyholder charges, non-cash	(385)	(380)	(368)
Loss from equity method investments	73	99	64
Net realized investment (gains) losses	(12)	(15)	(10)
Impairments and provision for loan losses	22	17	—
Net losses (gains) of consolidated investment entities	(2)	—	—
Changes in operating assets and liabilities:
Deferred acquisition costs	48	(106)	1
Policyholder account balances, future policy benefits and claims, net	3,441	751	906
Derivatives, net of collateral	(134)	333	(170)
Reinsurance recoverables	(166)	(90)	(212)
Other receivables	62	19	14
Accrued investment income	(3)	26	16
Current income tax expense (benefit)	378	2	(120)
Other, net	79	23	119
Net cash provided by (used in) operating activities	3,539	966	1,179

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	102	232	56
Maturities, sinking fund payments and calls	2,813	2,250	2,635
Purchases	(4,069)	(1,772)	(3,049)
Proceeds from sales, maturities and repayments of mortgage loans	207	223	280
Funding of mortgage loans	(135)	(331)	(208)
Proceeds from sales and collections of other investments	123	129	137
Purchase of other investments	(184)	(164)	(217)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	46	—	—
Purchase of investments by consolidated investment entities	(57)	—	—
Purchase of equipment and software	(10)	(10)	(8)
Change in policy loans, net	21	(6)	(16)
Cash paid for deposit receivable	(4)	(349)	—
Cash received for deposit receivable	93	98	—
Advance on line of credit to Ameriprise Financial, Inc.	(702)	—	(273)
Repayment from Ameriprise Financial, Inc. on line of credit	702	—	273
Cash paid for written options with deferred premiums	(338)	(243)	(131)
Cash received from written options with deferred premiums	133	170	130
Net cash impact of consolidating consolidated investment entities	83	—	—
Other, net	2	42	(15)
Net cash provided by (used in) investing activities	(1,174)	269	(406)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	$1,649	$2,152	$1,933
Net transfers from (to) separate accounts	(125)	(86)	(75)
Surrenders and other benefits	(1,357)	(1,728)	(1,904)
Proceeds from line of credit with Ameriprise Financial, Inc.	186	73	10
Repayments to Ameriprise Financial, Inc. on line of credit	(236)	(23)	(10)
Proceeds from long-term debt with Ameriprise Financial, Inc.	500	—	—
Cash received for purchased options with deferred premiums	40	206	254
Cash paid for purchased options with deferred premiums	(211)	(289)	(208)
Repayments of debt by consolidated investment entities	(1)	—	—
Cash dividends to Ameriprise Financial, Inc.	(800)	(1,350)	(750)
Net cash provided by (used in) financing activities	(355)	(1,045)	(750)
Net increase (decrease) in cash and cash equivalents	2,010	190	23
Cash and cash equivalents at beginning of period	1,275	1,085	1,062
Cash and cash equivalents at end of period	$3,285	$1,275	$1,085

Supplemental Disclosures:
Income taxes paid (received), net	$(143)	$215	$158
Interest paid on borrowings	2	5	4
Non-cash investing activity:
Partnership commitments not yet remitted	—	4	1
Investments transferred in connection with fixed annuity reinsurance transaction	—	1,265	—

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

On November 1, 2020, Columbia Cent CLO Advisors, LLC (“Columbia Cent”) began operating as a wholly owned subsidiary of RiverSource Life Insurance Company. See Note 5 for further discussion.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company, companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. No subsequent events or transactions were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. In 2020, the Company began offering structured variable annuities which give contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company adopted accounting standard, Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments, on January 1, 2020. The significant accounting policies for Available-for-Sale Securities, Financing Receivables, and Reinsurance were updated as a result of adopting the new accounting standard.

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

RiverSource Life Insurance Company

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIEs economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, litigation reserves, future policy benefits and claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes which is consistent with prior periods before January 1, 2020. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI which is consistent with prior periods before January 1, 2020.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments. However, for Available-for-Sale securities that recognized an impairment prior to January 1, 2020 by reducing the book value of the security, the difference between the new amortized cost basis and the improved cash flows expected to be collected is accreted as interest income.

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of

RiverSource Life Insurance Company

the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-sale securities is recorded as earned in accrued investment income on the Consolidated Balance Sheets. Available-for-Sale securities are placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. At this time all previously accrued interest is reversed through net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for loan losses. Commercial mortgage loans are recorded within mortgage loans and syndicated loans are recorded within other investments on the Consolidated Balance Sheets. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in net investment income on the Consolidated Statements of Income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in accrued investment income on the Consolidated Statements of Income.

Deposit Receivable

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Reinsurance deposits made are included in receivables. As amounts are received, consistent with the underlying contracts, the deposit receivable is adjusted. The deposit receivable is accreted using the interest method and the accretion is reported in other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the

RiverSource Life Insurance Company

expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit receivable

The allowance for credit losses is calculated on an individual reinsurer basis. The deposit receivable is collateralized by an underlying trust arrangement. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Modifications to loan terms do not automatically result in troubled debt restructurings (“TDRs”). Per the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus, modifications made on a good faith basis in response to the coronavirus disease 2019 (“COVID-19”) pandemic to borrowers who were not more than 30 days past due as of December 31, 2019, such as payment deferrals, extensions of repayment terms, fee waivers, or delays in payment that are not significant to the unpaid principal value of the loan, are not considered TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated selling costs. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned in other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”) and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL

RiverSource Life Insurance Company

insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within reinsurance recoverables, net of the allowance for credit losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured long term care business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to benefits, claims, losses and settlement expenses on the Consolidated Statements of Income.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of December 31, 2020 and 2019, land, buildings, equipment and software were $124 million and $129 million, respectively, net of accumulated depreciation of $202 million and $189 million, respectively. Depreciation and amortization expense for the years ended December 31, 2020, 2019 and 2018 was $14 million, $16 million and $15 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

RiverSource Life Insurance Company

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable, structured variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance.

RiverSource Life Insurance Company

DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, gain gross-up (“GGU”), guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of structured variable annuities, indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable and structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable, structured variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

RiverSource Life Insurance Company

The GMDB and GGU liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to structured varaible annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any

RiverSource Life Insurance Company

DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

RiverSource Life Insurance Company

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Fair Value Measurement — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to disclosures for fair value measurements. The update eliminates the following disclosures: (1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, (2) the policy of timing of transfers between levels of the fair value hierarchy, and (3) the valuation processes for Level 3 fair value measurements. The new disclosures include changes in unrealized gains and losses for the period included in OCI for recurring Level 3 fair value measurements of instruments held at the end of the reporting period and the range and weighted average used to develop significant unobservable inputs and how the weighted average was calculated. The new disclosures are required on a prospective basis; all other provisions should be applied retrospectively. The update is effective for interim and annual periods beginning after December 15, 2019. Early adoption is permitted for the entire standard or only the provisions to eliminate or modify disclosure requirements. The Company early adopted the provisions of the standard to eliminate or modify disclosure requirements in the fourth quarter of 2018. The Company adopted the provisions of the standard to include new disclosures on January 1, 2020. The update does not have an impact on the Company’s consolidated financial condition or results of operations. See Note 12 for additional disclosures on fair value measurements.

Intangibles — Goodwill and Other — Internal-Use Software — Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract

In August 2018, the FASB updated the accounting standards related to customer’s accounting for implementation costs incurred in a cloud computing arrangement (“CCA”) that is a service contract. The update requires implementation costs for a CCA to be evaluated for capitalization using the same approach as implementation costs associated with internal-use software. The update also addresses presentation, measurement and impairment of capitalized implementation costs in a CCA that is a service contract. The update requires new disclosures on the nature of hosting arrangements that are service contracts, significant judgements made when applying the guidance and quantitative disclosures, including amounts capitalized, amortized and impaired. The update is effective for interim and annual periods beginning after December 15, 2019, and can be applied either prospectively or retrospectively. The Company adopted the standard using a prospective approach on January 1, 2020. The adoption did not have an impact on the Company’s consolidated financial condition or results of operations.

Financial Instruments — Credit Losses — Measurement of Credit Losses on Financial Instruments

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. At adoption, the initial estimate of the expected credit losses will be recorded through retained earnings and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The credit loss model for Available-for-Sale debt securities did not change; however, the credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company adopted the standard on January 1, 2020. The adoption of this update did not have a material impact on the Company’s consolidated financial condition or results of operations.

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard requires most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard was effective for interim and annual periods beginning after December 15, 2018. Entities had the option to adopt the standard using a modified retrospective approach at either the beginning of the earliest period presented or as of the date of adoption. The Company adopted the standard using a modified retrospective approach as of January 1, 2019. The Company also elected the package of practical expedients permitted under the transition guidance within the accounting standard that allows entities to carryforward their historical lease classification and to not reassess contracts for embedded leases among other things. The adoption did not have a material impact on the Company’s consolidated financial condition or results of operations.

Income Statement — Reporting Comprehensive Income — Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in AOCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the Tax Act. The

RiverSource Life Insurance Company

election of the update was optional. The update was effective for fiscal years beginning after December 15, 2018. Entities could record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. The Company adopted the standard on January 1, 2019 and elected not to reclassify the stranded tax effects in AOCI.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis. The Company adopted the standard on January 1, 2019. The adoption did not have an impact on the Company’s consolidated financial condition or results of operations.

Receivables — Nonrefundable Fees and Other Costs — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under previous guidance, premiums were generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard was effective for interim and annual periods beginning after December 15, 2018, and was required to be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. The Company adopted the standard on January 1, 2019. The adoption did not have a material impact on the Company’s consolidated financial condition or results of operations.

In October 2020, the FASB issued amendments clarifying that, at each reporting date if a security contains additional future call dates, an entity must reevaluate whether the amortized cost basis exceeds the amount repayable by the issuer at the next call date. If so, the excess should be amortized to the next call date. The update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. All entities should apply this update on a prospective basis as of the beginning of the period of adoption for existing or newly purchased callable debt securities. The Company currently accounts for the additional call dates in accordance with this amendment.

Future Adoption of New Accounting Standards

Reference Rate Reform — Expedients for Contract Modifications

In March 2020, the FASB updated the accounting standards to provide optional expedients and exceptions for applying GAAP to contracts, hedging or other transactions that are affected by reference rate reform (i.e., the elimination of LIBOR). The following expedients are provided for modified contracts whose reference rate is changed: (1) receivables and debt contracts are accounted for prospectively by adjusting the effective interest rate, (2) leases are accounted for as a continuation of the existing contracts with no reassessments of the lease classification and discount rate or remeasurements of lease payments that otherwise would be required, and (3) an entity is not required to reassess its original conclusion about whether that contract contains an embedded derivative that is clearly and closely related to the economic characteristics and risks of the host contract. When elected, the optional expedients for contract modifications must be applied consistently for all eligible contracts or eligible transactions. In January 2021, FASB updated the standard to allow an entity to elect to apply the treatment under the original guidance to derivative instruments that use an interest rate that for margining, discounting or contract price alignment that will be modified due to reference rate reform but did not qualify under the original guidance The adoption of the standard is not expected to have an impact on the Company’s consolidated results of operations and financial condition.

Income Taxes — Simplifying the Accounting for Income Taxes

In December 2019, the FASB updated the accounting standards to simplify the accounting for income taxes. The update eliminates certain exceptions to: (1) accounting principles related to intraperiod tax allocation to be applied on a prospective basis, (2) deferred tax liabilities related to outside basis differences to be applied on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption, and (3) year-to-date losses in interim periods to be applied on a prospective basis. The update also amends existing guidance related to situations when an entity receives: (1) a step-up in the tax basis of goodwill to be applied on a prospective basis, (2) an allocation of income tax expense when members of a consolidated tax filing group issue separate financial statements to be applied on a retrospective basis for all periods presented, (3) interim recognition of enactment of tax laws or rate changes to be applied on a prospective basis, and (4) franchise taxes and other taxes partially based on income to be applied on a retrospective basis for all periods presented or a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the period of adoption. The standard is effective for interim and annual periods beginning after December 15, 2020, with early adoption permitted. The adoption of the standard is not expected to have an impact on the Company’s consolidated financial condition or results of operations.

RiverSource Life Insurance Company

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts. The guidance revises key elements of the measurement models and disclosure requirements for long-duration insurance contracts issued by insurers and reinsurers.

The guidance establishes a significant new category of benefit features called market risk benefits that protect the contractholder from other-than-nominal capital market risk and expose the insurer to that risk. Insurers will have to measure market risk benefits at fair value. Market risk benefits include variable annuity guaranteed benefits (i.e. guaranteed minimum death, withdrawal, withdrawal for life, accumulation and income benefits). The portion of the change in fair value attributable to a change in the instrument-specific credit risk of market risk benefits in a liability position will be recorded in OCI.

Significant changes also relate to the measurement of the liability for future policy benefits for nonparticipating traditional long-duration insurance contracts and immediate annuities with a life contingent feature include the following:

•

Insurers will be required to review and update the cash flow assumptions used to measure the liability for future policy benefits rather than using assumptions locked in at contract inception. The review of assumptions to measure the liability for all future policy benefits will be required annually at the same time each year, or more frequently if suggested by experience. The effect of updating assumptions will be measured on a retrospective catch-up basis and presented separate from the ongoing policyholder benefit expense in the statement of operations in the period the update is made. This new unlocking process will be required for the Company’s term and whole life insurance, disability income, long term care insurance and immediate annuities with a life contingent feature.

•

The discount rate used to measure the liability for future policy benefits will be standardized. The current requirement to use a discount rate reflecting expected investment yields will change to an upper-medium grade (low credit risk) fixed income corporate instrument yield (generally interpreted as an “A” rating) reflecting the duration characteristics of the liability. Entities will be required to update the discount rate at each reporting date with the effect of discount rate changes reflected in OCI.

•

The current premium deficiency test is being replaced with a net premium ratio cap of 100%. If the net premium ratio (i.e. the ratio of the present value of total expected benefits and related expenses to the present value of total expected premiums) exceeds 100%, insurers are required to recognize a loss in the statement of operations in the period. Contracts from different issue years will no longer be permitted to be grouped to determine contracts in a loss position.

In addition, the update requires DAC and DSIC relating to all long-duration contracts and most investment contracts to be amortized on a straight-line basis over the expected life of the contract independent of profit emergence. Under the new guidance, interest will not accrue to the deferred balance and DAC and DSIC will not be subject to an impairment test.

The update requires significant additional disclosures, including disaggregated rollforwards of the liability for future policy benefits, policyholder account balances, market risk benefits, DAC and DSIC, as well as qualitative and quantitative information about expected cash flows, estimates and assumptions. On November 5, 2020, the FASB released an updated ASU to defer the effective date of the standard to interim and annual periods beginning after December 15, 2022, and interim periods within those years. The standard should be applied to the liability for future policy benefits and DAC and DSIC on a modified retrospective basis and applied to market risk benefits on a retrospective basis with the option to apply full retrospective transition if certain criteria are met. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its consolidated financial condition, results of operations and disclosures.

RiverSource Life Insurance Company

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income.

	Years Ended December 31,
(in millions)	2020	2019	2018
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$173	$170	$170
Unaffiliated	14	14	16
Total	187	184	186
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	44	43	44
Unaffiliated	18	20	22
	62	63	66
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	351	344	336
Unaffiliated	4	4	3
	355	348	339
Total	417	411	405
Total revenue from contracts with customers	604	595	591
Revenue from other sources (1)	3,172	3,223	3,330
Total revenues	$3,776	$3,818	$3,921

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $57 million and $55 million as of December 31, 2020 and 2019, respectively.

RiverSource Life Insurance Company

5.  VARIABLE INTEREST ENTITIES

On November 1, 2020, the Company purchased investments in the subordinated notes of five consolidated collateralized loan obligations (“CLOs”) from an affiliate.

The Company provides asset management services to investment entities which are considered to be VIEs, such as CLOs, which are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any support to these entities. The Company has unfunded commitments related to consolidated CLOs of $13 million as of December 31, 2020. See Note 20 for information on future funding commitments of other VIEs.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

CLOs

CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $200 million and $270 million as of December 31, 2020 and 2019, respectively. The Company had a $9 million and $15 million liability recorded as of December 31, 2020 and 2019, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. See Note 6 for additional information on these structured investments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 13 for the definition of the three levels of the fair value hierarchy.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2020
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$8	$—	$8
Common stocks	—	1	—	1
Syndicated loans	—	1,817	92	1,909
Total investments	—	1,826	92	1,918
Receivables	—	16	—	16
Other assets	—	—	2	2
Total assets at fair value	$—	$1,842	$94	$1,936
Liabilities
Debt (1)	$—	$1,913	$—	$1,913
Other liabilities	—	69	—	69
Total liabilities at fair value	$—	$1,982	$—	$1,982

(1)	The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.0 billion as of December 31, 2020.

The following tables provide a summary of changes in Level 3 assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2020	$—	$—
Purchases	—	2
Sales	(2)	—
Transfers into Level 3	15	—
Transfers out of Level 3	(70)	—
Consolidation of consolidated investment entities	149	—
Balance, December 31, 2020	$92	$2
Changes in unrealized gains (losses) included in income relating to assets held at December 31, 2020	$—	$—

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2020 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 13 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

RiverSource Life Insurance Company

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short term. The fair value of these liabilities is classified as Level 2.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

(in millions)	December 31, 2020
Syndicated loans
Unpaid principal balance	$1,990
Excess unpaid principal over fair value	(81)
Fair value	$1,909
Fair value of loans more than 90 days past due	$5
Fair value of loans in nonaccrual status	19
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	24
Debt
Unpaid principal balance	$2,069
Excess unpaid principal over fair value	(156)
Carrying value (1)	$1,913

(1)	The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.0 billion as of December 31, 2020.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in net investment income. Gains and losses related to changes in the fair value of investments are recorded in net investment income and gains and losses on sales of investments are recorded in net realized investment gains (losses). Interest expense on debt is recorded in interest and debt expense with gains and losses related to changes in the fair value of debt recorded in net investment income.

Total net gains (losses) recognized in net investment income related to changes in the fair value of financial assets and liabilities for which the fair value option was elected were $2 million for the year ended December 31, 2020.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value	Weighted Average Interest Rate
(in millions)	December 31, 2020	December 31, 2020
Debt of consolidated CLOs due 2025-2031	$1,913	2.1%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from 0.0% to 8.9%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

RiverSource Life Insurance Company

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2020
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$10,982	$1,903	$(2)	$(10)	$12,873
Residential mortgage backed securities	2,888	115	(1)	—	3,002
Commercial mortgage backed securities	3,935	235	(4)	—	4,166
State and municipal obligations	1,050	295	(1)	—	1,344
Asset backed securities	1,168	45	(1)	—	1,212
Foreign government bonds and obligations	236	22	(1)	—	257
U.S. government and agency obligations	1	—	—	—	1
Total	$20,260	$2,615	$(10)	$(10)	$22,855

	December 31, 2019
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Fixed maturities:
Corporate debt securities	$10,188	$1,336	$(2)	$11,522
Residential mortgage backed securities	3,039	73	(4)	3,108
Commercial mortgage backed securities	3,526	95	(3)	3,618
State and municipal obligations	1,071	237	(2)	1,306
Asset backed securities	1,036	45	(1)	1,080
Foreign government bonds and obligations	250	19	(2)	267
U.S. government and agency obligations	1	—	—	1
Total	$19,111	$1,805	$(14)	$20,902

In March 2020, the Company purchased $368 million of investments at fair value, primarily agency residential mortgage back securities, from Ameriprise Financial.

As of both December 31, 2020 and 2019, accrued interest of $158 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in accrued investment income on the Consolidated Balance Sheets.

As of December 31, 2020 and 2019, investment securities with a fair value of $2.9 billion and $1.9 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $454 million and $576 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2020 and 2019, fixed maturity securities comprised approximately 85% and 83%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2020 and 2019, approximately $553 million and $615 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Company

A summary of fixed maturity securities by rating was as follows:

	December 31, 2020			December 31, 2019
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$7,323	$7,698	34%	$6,771	$6,950	33%
AA	1,036	1,266	6	1,176	1,374	7
A	2,663	3,235	14	2,695	3,157	15
BBB	7,770	9,026	39	7,709	8,626	41
Below investment grade	1,468	1,630	7	760	795	4
Total fixed maturities	$20,260	$22,855	100%	$19,111	$20,902	100%

As of December 31, 2020 and 2019, approximately 37% and 39%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. The Company had holdings of $372 million in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, which was greater than 10% of total equity as of December 31, 2020. The Company had holdings of $380 million in AAF, which was greater than 10% of total equity as of December 31, 2019. There were no other holdings of any other issuer greater than 10% of total equity as of both December 31, 2020 and 2019.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2020
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	26	$228	$(1)	1	$12	$(1)	27	$240	$(2)
Residential mortgage backed securities	11	47	(1)	7	14	—	18	61	(1)
Commercial mortgage backed securities	12	179	(3)	7	60	(1)	19	239	(4)
State and municipal obligations	2	4	—	1	4	(1)	3	8	(1)
Asset backed securities	4	65	—	2	36	(1)	6	101	(1)
Foreign government bonds and obligations	1	3	—	7	8	(1)	8	11	(1)
Total	56	$526	$(5)	25	$134	$(5)	81	$660	$(10)

	December 31, 2019
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	15	$64	$—	7	$90	$(2)	22	$154	$(2)
Residential mortgage backed securities	29	571	(1)	20	298	(3)	49	869	(4)
Commercial mortgage backed securities	18	310	(1)	7	82	(2)	25	392	(3)
State and municipal obligations	5	23	—	3	54	(2)	8	77	(2)
Asset backed securities	10	111	(1)	6	54	—	16	165	(1)
Foreign government bonds and obligations	1	—	—	10	15	(2)	11	15	(2)
Total	78	$1,079	$(3)	53	$593	$(11)	131	$1,672	$(14)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities during the twelve months ended December 31, 2020 is primarily attributable to lower interest rates as well as credit spread tightening. Consistent with the accounting policy described in Note 2, the Company did not recognize any of the total unrealized losses in earnings because it was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2020, 83% of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities
Balance, January 1, 2020 (1)	$—
Additions for which credit losses were not previously recognized	13
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(3)
Balance, December 31, 2020	$10

RiverSource Life Insurance Company

(1)

Prior to January 1, 2020, credit losses on Available-for-Sale securities were not recorded in an allowance but were recorded as a reduction of the book value of the security if the security was other-than-temporarily impaired. There is no adoption impact due to the prospective transition for Available-for-Sale securities.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2020	2019	2018
Gross realized investment gains	$17	$29	$16
Gross realized investment losses	(2)	(14)	(7)
Credit losses	(10)	(17)	—
Total	$5	$(2)	$9

Credit losses for the twelve months ended December 31, 2020 primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other-than-temporary impairments for the year ended December 31, 2019 related to corporate debt securities.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2020 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$596	$602
Due after one year through five years	4,373	4,697
Due after five years through 10 years	2,900	3,206
Due after 10 years	4,400	5,970
	12,269	14,475
Residential mortgage backed securities	2,888	3,002
Commercial mortgage backed securities	3,935	4,166
Asset backed securities	1,168	1,212
Total	$20,260	$22,855

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in millions)	2020	2019	2018
Fixed maturities	$777	$848	$919
Mortgage loans	115	119	117
Other investments	(3)	(26)	11
	889	941	1,047
Less: investment expenses	20	24	24
Total	$869	$917	$1,023

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2020	2019	2018
Fixed maturities	$5	$(2)	$9
Mortgage loans	(10)	—	1
Other investments	(5)	—	—
Total	$(10)	$(2)	$10

7.  FINANCING RECEIVABLES

Financing receivables are comprised of commercial mortgage loans, consumer loans, and the deposit receivable. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

RiverSource Life Insurance Company

Allowance for Credit Losses

The following tables present a rollforward of the allowance for credit losses for the year ended December 31, 2020

(in millions)	Commercial Loans
Balance, December 31, 2019 (1)	$20
Cumulative effect of adoption of current expected credit losses guidance	3
Balance, January 1, 2020	23
Provisions	12
Balance, December 31, 2020	$35

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

	Commercial Loans
(in millions)	2019	2018
Balance at January 1	$20	$22
Charge-offs	—	(2)
Balance at December 31	$20	$20

As of December 31, 2020 and 2019 , accrued interest on commercial loans was $14 million and $11 million and is recorded in accrued investment income on the Consolidated Balance Sheets and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

During the years ended December 31, 2020, 2019 and 2018, the Company purchased $140 million, $121 million and $137 million, respectively, of syndicated loans and sold $13 million, $43 million and $44 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

Nonperforming loans were $7 million and $9 million as of December 31, 2020 and 2019, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2020 and 2019. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. Total commercial mortgage loan modifications in 2020 due to the COVID-19 pandemic consisted of 88 loans with a total unpaid balance of $360 million. Modifications primarily consisted of short-term forbearance and interest only payments. As of December 31, 2020, there was one loan with interest only payments with an unpaid balance of $10 million. All other loans returned to their normal payment schedules. Total commercial mortgage loans past due were nil as of both December 31, 2020 and 2019, respectively.

The table below presents the amortized cost basis of commercial mortgage loans as of December 31, 2020 by year of origination and loan-to-value ratio:

Loan-to-Value Ratio	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
> 100%	$—	$—	$2	$—	$—	$10	$12
80% - 100%	15	16	9	3	7	15	65
60% - 80%	85	152	27	29	46	141	480
40% - 60%	20	50	74	147	111	543	945
< 40%	7	22	69	88	58	856	1,100
Total	$127	$240	$181	$267	$222	$1,565	$2,602

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

RiverSource Life Insurance Company

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
	(in millions)
South Atlantic	$663	$705	25%	26%
Pacific	784	792	30	30
Mountain	234	237	10	9
West North Central	192	207	7	8
East North Central	250	232	10	9
Middle Atlantic	165	167	6	6
West South Central	156	169	6	6
New England	47	47	2	2
East South Central	111	116	4	4

	2,602	2,672	100%	100%

Less: allowance for loan losses	28	17

Total	$2,574	$2,655

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
	(in millions)
Retail	$843	$891	32%	33%
Office	358	404	14	15
Apartments	680	660	26	25
Industrial	401	404	16	15
Mixed use	76	66	3	3
Hotel	49	51	2	2
Other	195	196	7	7

	2,602	2,672	100%	100%

Less: allowance for loan losses	28	17

Total	$2,574	$2,655

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2020 and 2019 was $446 million and $395 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. Total syndicated loans past due were $2 million and $1 million as of December 31, 2020 and 2019, respectively. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality.

The table below presents the amortized cost basis of syndicated loans as of December 31, 2020 by origination year and internal risk rating:

Internal Risk Rating	2020	2019	2018	2017	2016	Prior	Total
	(in millions)
Risk 5	$—	$—	$—	$—	$—	$2	$2
Risk 4	—	—	3	7	—	7	17
Risk 3	—	7	6	19	10	18	60
Risk 2	23	42	45	51	10	32	203
Risk 1	14	25	35	43	17	30	164
Total	$37	$74	$89	$120	$37	$89	$446

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

RiverSource Life Insurance Company

Deposit Receivable

The deposit receivable was $1.4 billion and $1.5 billion as of December 31, 2020 and 2019, respectively. The deposit receivable is fully collateralized by the fair value of the assets held in a trust. Based on management’s evaluation of the nature of the underlying assets and the potential for changes in the collateral value, the Company did not have an allowance for credit losses for the deposit receivable as of both December 31, 2020 and 2019.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of both December 31, 2020 and 2019. Troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2020, 2019 and 2018. There are no material commitments to lend additional funds to borrowers whose loans have been restructured.

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit. The impact of unlocking to DAC for the year ended December 31, 2019 primarily reflected updated mortality assumptions on UL and VUL insurance products and lower surrender rate assumptions on variable annuities, partially offset by an unfavorable impact from updates to assumptions on utilization of guaranteed withdrawal benefits. The impact of unlocking to DAC for the year ended December 31, 2018 primarily reflected improved persistency and mortality on UL and VUL insurance products and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation.

The balances of and changes in DAC were as follows:

(in millions)	2020	2019	2018
Balance at January 1	$2,673	$2,742	$2,639
Capitalization of acquisition costs	216	239	254
Amortization	(164)	(119)	(288)
Amortization, impact of valuation assumptions review	(100)	(14)	33
Impact of change in net unrealized (gains) losses on securities	(117)	(175)	104
Balance at December 31	$2,508	$2,673	$2,742

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in millions)	2020	2019	2018
Balance at January 1	$216	$249	$273
Capitalization of sales inducement costs	1	1	2
Amortization	(13)	(15)	(42)
Amortization, impact of valuation assumptions review	(16)	—	—
Impact of change in net unrealized (gains) losses on securities	(1)	(19)	16
Balance at December 31	$187	$216	$249

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

RiverSource Life Insurance Company

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2020 and 2019, traditional life and UL insurance policies in force were $195.7 billion and $195.1 billion, respectively, of which $143.6 billion and $142.8 billion as of December 31, 2020 and 2019 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2020	2019	2018
Direct premiums	$565	$621	$621
Reinsurance ceded	(224)	(224)	(225)
Net premiums	$341	$397	$396

Policy and contract charges are presented on the Consolidated Statements of Income net of $140 million, $132 million and $126 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2020, 2019 and 2018, respectively.

The amount of claims recovered through reinsurance on all contracts was $400 million, $377 million and $331 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Reinsurance recoverables include approximately $2.7 billion and $2.5 billion related to LTC risk ceded to Genworth as of December 31, 2020 and 2019, respectively.

Policyholder account balances, future policy benefits and claims include $440 million and $466 million related to previously assumed reinsurance arrangements as of December 31, 2020 and 2019, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2020	2019
Policyholder account balances
Fixed annuities (1)	$8,531	$8,909
Variable annuity fixed sub-accounts	5,104	5,103
UL/VUL insurance	3,122	3,110
IUL insurance	2,269	2,025
Structured variable annuities	1,371	—
Other life insurance	605	646
Total policyholder account balances	21,002	19,793
Future policy benefits
Variable annuity GMWB	3,049	1,462
Variable annuity GMAB (2)	1	(39)
Other annuity liabilities	211	139
Fixed annuity life contingent liabilities	1,370	1,444
Life and DI insurance	1,187	1,212
LTC insurance	5,722	5,302
UL/VUL and other life insurance additional liabilities	1,259	1,033
Total future policy benefits	12,799	10,553
Policy claims and other policyholders’ funds	185	158
Total policyholder account balances, future policy benefits and claims	$33,986	$30,504

(1)	Includes fixed deferred annuities, non-life contingent fixed payout annuities and fixed deferred indexed annuity host contracts.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2020 and 2019 reported as a contra liability.

RiverSource Life Insurance Company

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.27% to 9.38% as of December 31, 2020, depending on year of issue, with an average rate of approximately 3.7%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s equity indexed annuity (“EIA”) product is a single premium fixed deferred annuity. The Company discontinued new sales of EIAs in 2007. The contract was issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500® Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The Company previously offered S&P 500® Index and MSCI® EAFE Index account options. Both options offered two crediting durations, one-year and two-year. The contractholder could allocate all or a portion of the policy value to a fixed or indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. The contractholder could choose to add a GMWB for life rider for an additional fee.

See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed annuities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 11 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Structured Variable Annuities

In 2020, the Company began offering structured variable annuities which gives contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

RiverSource Life Insurance Company

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.25% to 10% as of December 31, 2020. Anticipated interest rates for DI policies ranged from 2.25% to 7.5% as of December 31, 2020 and for LTC policies ranged from 5% to 5.7% as of December 31, 2020.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6% for DI and LTC claims, respectively, as of December 31, 2020.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2020	2019
Variable annuity	$79,299	$74,965
VUL insurance	8,226	7,429
Other insurance	31	31
Total	$87,556	$82,425

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

RiverSource Life Insurance Company

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2020				December 31, 2019
Variable Annuity Guarantees by Benefit Type (1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$66,874	$64,932	$5	68	$62,909	$60,967	$5	67
Five/six-year reset	8,116	5,386	6	68	7,983	5,263	7	67
One-year ratchet	6,094	5,763	8	71	5,935	5,600	7	70
Five-year ratchet	1,436	1,381	—	67	1,396	1,340	—	66
Other	1,261	1,243	45	73	1,192	1,174	65	73
Total — GMDB	$83,781	$78,705	$64	68	$79,415	$74,344	$84	67
GGU death benefit	$1,183	$1,126	$162	71	$1,115	$1,063	$133	71
GMIB	$187	$173	$6	71	$186	$172	$6	70
GMWB:
GMWB	$1,972	$1,967	$1	74	$1,999	$1,993	$1	73
GMWB for life	50,142	50,057	185	69	46,799	46,691	272	68
Total — GMWB	$52,114	$52,024	$186	69	$48,798	$48,684	$273	68
GMAB	$2,291	$2,291	$—	61	$2,528	$2,524	$—	60

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB, GGU and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2020		December 31, 2019
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,587	67	$6,550	67

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2018	$17	$6	$463	$(80)	$489
Incurred claims	8	2	412	61	201
Paid claims	(6)	—	—	—	(31)
Balance at December 31, 2018	19	8	875	(19)	659
Incurred claims	2	(1)	587	(20)	141
Paid claims	(5)	—	—	—	(42)
Balance at December 31, 2019	16	7	1,462	(39)	758
Incurred claims	15	—	1,587	40	209
Paid claims	(7)	(1)	—	—	(51)
Balance at December 31, 2020	$24	$6	$3,049	$1	$916

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Company

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2020	2019
Mutual funds:
Equity	$45,947	$44,739
Bond	26,073	23,374
Other	6,911	6,471
Total mutual funds	$78,931	$74,584

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2020, 2019 and 2018.

12.  DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in investments and was $1.2 billion and $840 million as of December 31, 2020 and 2019, respectively. The amount of the Company’s liability including accrued interest was $200 million and $201 million as of December 31, 2020 and 2019, respectively. The remaining maturity of outstanding FHLB advances was less than three months as of December 31, 2020 and less than two months as of December 31, 2019. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2020 and 2019 was 0.4% and 1.8%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to London Inter-Bank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. The amounts outstanding on this line of credit were nil and $50 million as of December 31, 2020 and 2019, respectively.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2020 and 2019.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2020 and 2019.

Long-Term Debt

On December 23, 2020, the Company issued a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments are due semiannually in arrears on June 30 and December 31, commencing on June 30, 2021. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of December 31, 2020 and is recorded in Long-term debt on the Consolidated Balance Sheets.

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

RiverSource Life Insurance Company

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2020
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$12,107	$766	$12,873
Residential mortgage backed securities	—	2,993	9	3,002
Commercial mortgage backed securities	—	4,166	—	4,166
Asset backed securities	—	817	395	1,212
State and municipal obligations	—	1,344	—	1,344
Foreign government bonds and obligations	—	257	—	257
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities:	1	21,684	1,170	22,855
Cash equivalents	2,419	713	—	3,132
Other assets:
Interest rate derivative contracts	1	1,754	—	1,755
Equity derivative contracts	406	3,578	—	3,984
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	1	—	1
Total other assets	408	5,350	—	5,758
Separate account assets at net asset value (“NAV”)				87,556	(1)
Total assets at fair value	$2,828	$27,747	$1,170	$119,301

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$49	$52
IUL embedded derivatives	—	—	935	935
GMWB and GMAB embedded derivatives	—	—	2,316	2,316	(2)
Structured variable annuities	—	—	70	70
Total policyholder account balances, future policy benefits and claims	—	3	3,370	3,373	(3)
Other liabilities:
Interest rate derivative contracts	—	734	—	734
Equity derivative contracts	182	3,329	—	3,511
Foreign exchange derivative contracts	2	—	—	2
Credit derivative contracts	—	1	—	1
Total other liabilities	184	4,064	—	4,248
Total liabilities at fair value	$184	$4,067	$3,370	$7,621

RiverSource Life Insurance Company

	December 31, 2019
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$10,787	$735	$11,522
Residential mortgage backed securities	—	3,091	17	3,108
Commercial mortgage backed securities	—	3,618	—	3,618
Asset backed securities	—	691	389	1,080
State and municipal obligations	—	1,306	—	1,306
Foreign government bonds and obligations	—	267	—	267
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities:	1	19,760	1,141	20,902
Cash equivalents	—	1,256	—	1,256
Other assets:
Interest rate derivative contracts	—	1,451	—	1,451
Equity derivative contracts	162	2,650	—	2,812
Foreign exchange derivative contracts	1	15	—	16
Credit derivative contracts	—	4	—	4
Total other assets	163	4,120	—	4,283
Separate account assets at NAV				82,425	(1)
Total assets at fair value	$164	$25,136	$1,141	$108,866

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$43	$46
IUL embedded derivatives	—	—	881	881
GMWB and GMAB embedded derivatives	—	—	763	763	(4)
Total policyholder account balances, future policy benefits and claims	—	3	1,687	1,690	(5)
Other liabilities:
Interest rate derivative contracts	—	418	—	418
Equity derivative contracts	36	3,018	—	3,054
Foreign exchange derivative contracts	1	5	—	6
Total other liabilities	37	3,441	—	3,478
Total liabilities at fair value	$37	$3,444	$1,687	$5,168

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $2.4 billion of individual contracts in a liability position and $67 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2020.

(3)	The Company’s adjustment for nonperformance risk resulted in a $727 million cumulative decrease to the embedded derivatives as of December 31, 2020.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $981 million of individual contracts in a liability position and $218 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2019.

(5)	The Company’s adjustment for nonperformance risk resulted in a $502 million cumulative decrease to the embedded derivatives as of December 31, 2019.

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2020	$735	$17	$389	$1,141
Total gains (losses) included in:
Other comprehensive income (loss)	15	1	(2)	14
Purchases	62	39	—	101
Settlements	(46)	—	(6)	(52)
Transfers into Level 3	—	—	14	14
Transfers out of Level 3	—	(48)	—	(48)
Balance, December 31, 2020	$766	$9	$395	$1,170
Changes in unrealized gains (losses) relating to assets held at December 31, 2020	$(1)	$—	$—	$(1	)(1)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$15	$1	$(2)	$14

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance, January 1, 2020	$43		$881		$763		$—		$1,687
Total (gains) losses included in:
Net income	4	(2)	76	(2)	1,152	(3)	91	(3)	1,323
Issues	3		61		362		(21)		405
Settlements	(1)		(83)		39		—		(45)
Balance, December 31, 2020	$49		$935		$2,316		$70		$3,370
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2020	$—		$76	(2)	$1,206	(3)	$—		$1,282

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2019	$871	$64	$374	$1,309
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)
Other comprehensive income (loss)	30	—	5	35
Purchases	55	27	—	82
Settlements	(220)	(3)	—	(223)
Transfers into Level 3	—	—	10	10
Transfers out of Level 3	—	(71)	—	(71)
Balance, December 31, 2019	$735	$17	$389	$1,141
Changes in unrealized gains (losses) relating to assets held at December 31, 2019	$(1)	$—	$—	$(1	)(1)

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2019	$14		$628		$328		$970
Total (gains) losses included in:
Net income	8	(2)	209	(2)	80	(3)	297
Issues	21		113		361		495
Settlements	—		(69)		(6)		(75)
Balance, December 31, 2019	$43		$881		$763		$1,687
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2019	$—		$209	(2)	$82	(3)	$291

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Other Derivative Contracts
Balance, January 1, 2018	$1,072	$87	$—	$—	$1,159		—
Total gains (losses) included in:
Net income	(1)	—	—	—	(1	)(1)	(3	)(3)
Other comprehensive income (loss)	(26)	1	—	3	(22)		—
Purchases	15	—	12	381	408		3
Settlements	(189)	(6)	—	—	(195)		—
Transfers out of Level 3	—	(18)	(12)	(10)	(40)		—
Balance, December 31, 2018	$871	$64	$—	$374	$1,309		$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2018	$(1)	$—	$—	$—	$(1	)(1)	$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2018	$—		$601		$(49)		$552
Total (gains) losses included in:
Net income	(3	)(2)	(9	)(2)	49	(3)	37
Issues	17		90		350		457
Settlements	—		(54)		(22)		(76)
Balance, December 31, 2018	$14		$628		$328		$970
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2018	$—		$(9	)(2)	$47	(3)	$38

(1)	Included in net investment income in the Consolidated Statements of Income.
(2)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $196 million, $(190) million and $281 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2020, 2019 and 2018, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are obtained from a third-party pricing service with observable inputs.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2020
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$766	Discounted cash flow	Yield/spread to U.S. Treasuries (1)	1.0%	–	3.3%	1.5%
Asset backed securities	$395	Discounted cash flow	Annual default rate	5.3%			5.3%
			Loss severity	25.0%			25.0%
			Yield/spread to swap rates (2)	250 bps	–	400 bps	259 bps
IUL embedded derivatives	$935	Discounted cash flow	Nonperformance risk (3)	65 bps			65 bps
Fixed deferred indexed annuity embedded derivatives	$49	Discounted cash flow	Surrender rate (4)	0.0%	–	50.0%	1.2%
			Nonperformance risk (3)	65 bps			65 bps
GMWB and GMAB embedded derivatives	$2,316	Discounted cash flow	Utilization of guaranteed withdrawals (5) (6)	0.0%	–	48.0%	10.6%
			Surrender rate (4)	0.1%	–	73.5%	3.8%
			Market volatility (7) (8)	4.3%	–	17.1%	11.0%
			Nonperformance risk (3)	65 bps			65 bps
Structured variable annuity embedded derivatives	$70	Discounted cash flow	Surrender rate (4)	0.8%	–	40.0%	0.9%
			Nonperformance risk (3)	65 bps			65 bps

RiverSource Life Insurance Company

	December 31, 2019
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$735	Discounted cash flow	Yield/spread to U.S. Treasuries	0.8%	–	2.8%	1.3%
Asset backed securities	$389	Discounted cash flow	Annual default rate	3.5%
			Loss severity	25.0%
			Yield/spread to swap rates	120 bps	–	170 bps	123 bps
IUL embedded derivatives	$881	Discounted cash flow	Nonperformance risk (3)	65 bps
Fixed deferred indexed annuity embedded derivatives	$43	Discounted cash flow	Surrender rate	0.0%	–	50.0%
			Nonperformance risk (3)	65 bps
GMWB and GMAB embedded derivatives	$763	Discounted cash flow	Utilization of guaranteed withdrawals (5)	0.0%	–	36.0%
			Surrender rate	0.1%	–	73.5%
			Market volatility (7)	3.7%	–	15.9%
			Nonperformance risk (3)	65 bps

(1)

The weighted average for the spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the spread to swap rates for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to swap divided by the aggregate balances of the tranches.

(3)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(4)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(5)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(6)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(7)	Market volatility is implied volatility of fund of funds and managed volatility funds.
(8)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

RiverSource Life Insurance Company

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2020 and 2019. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders, fixed deferred indexed annuity, structured variable annuity and IUL products.

RiverSource Life Insurance Company

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models including Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative return, contractholder losses will be reduced by buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2020 and 2019. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $101 million and $158 million as of December 31, 2020 and 2019, respectively, and is classified as Level 3 in the fair value hierarchy.

RiverSource Life Insurance Company

Asset and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2020
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,574	$—	$—	$2,724	$2,724
Policy loans	846	—	846	—	846	(1)
Other investments	457	—	417	40	457
Other receivables	1,430	—	—	1,732	1,732

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$9,990	$—	$—	$11,686	$11,686
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	509	—	509
Other liabilities	12	—	—	11	11
Separate account liabilities — investment contracts	351	—	351	—	351

	December 31, 2019
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,655	$—	$—	$2,707	$2,707
Policy loans	867	—	867	—	867	(1)
Other investments	410	—	376	34	410
Other receivables	1,514	—	—	1,648	1,648

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$9,110	$—	$—	$10,061	$10,061
Short-term borrowings	201	—	201	—	201
Line of credit with Ameriprise Financial	50	—	—	50	50
Other liabilities	22	—	—	21	21
Separate account liabilities — investment contracts	340	—	340	—	340

(1)

During the third quarter of 2020, management changed the fair value methodology for policy loans from estimating future expected cash flows and discounting the cash flows at a rate based on the U.S. Treasury curve to using the carrying value as an approximation of fair value as the policy loans are fully collateralized by the cash surrender value of the underlying policies. As a result, policy loans were reclassified from Level 3 to Level 2 in the valuation hierarchy. For comparability and consistency purposes, prior period amounts were revised to reflect the current methodology and classification.

Other investments include syndicated loans and the Company’s membership in the FHLB. Other receivables include the deposit receivable. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and the deposit receivable.

Policyholder account balances, future policy benefits and claims includes fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 12 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

14.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2020, 2019 and 2018, which is reflected in Other revenues on the Company’s Consolidated Statements of Income. The Company expects to earn $5 million in each year of the five year period ended December 31, 2025 and a total of $19 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $358 million, $370 million and $365 million for the years ended

RiverSource Life Insurance Company

December 31, 2020, 2019 and 2018, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due (to) from Ameriprise Financial for federal income taxes was $(297) million and $85 million as of December 31, 2020 and 2019, respectively, which is reflected in Other, net within operating activities on the Consolidated Statements of Cash Flows.

Investments

The Company invests in AA and A rated asset backed securities issued by AAF, an affiliate of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2020 and 2019, the fair value of these asset backed securities was $372 million and $380 million, respectively, and is reported in Investments: Available-for-Sale Fixed Maturities on the Company’s Consolidated Balance Sheets. For both the years ended December 31, 2020 and December 31 2019, interest income from these asset backed securities was $14 million and is reported in Net investment income on the Company’s Consolidated Statements of Income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2020 and 2019. See Note 12 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 12 for information about a surplus note to an affiliate.

Dividends or distributions

Cash dividends or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2020	2019	2018
Paid to Ameriprise Financial	$800	$1,350	$750
Received from RiverSource Life of NY	—	43	48
Received from RTA	95	100	45
Received from RiverSource REO 1, LLC (1)	—	—	2

(1)	RiverSource REO 1, LLC is a wholly owned subsidiary of RiverSource Life Insurance Company which holds foreclosed mortgage loans and real estate.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 15 for additional information.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company received approval from the Minnesota Department of Commerce to apply a permitted statutory accounting practice, effective July 1, 2017 through June 30, 2019, for certain derivative instruments used to economically hedge the interest rate exposure of certain variable annuity products that do not qualify for statutory hedge accounting. The permitted practice was intended to mitigate the impact to statutory surplus from the misalignment between variable annuity statutory reserves, which are not carried at fair value, and the fair value of derivatives used to economically hedge the interest rate exposure of non-life contingent living benefit guarantees.

RiverSource Life Insurance Company

The permitted practice allowed RiverSource Life Insurance Company to defer a portion of the change in fair value, net investment income and realized gains or losses generated from designated derivatives to the extent the amounts do not offset the current period interest-rate related change in the variable annuity statutory reserve liability. The deferred amount could be amortized over ten years using the straight-line method with the ability to accelerate amortization at management’s discretion. As of June 30, 2019, RiverSource Life Insurance Company elected to accelerate amortization of the net deferred amount associated with its permitted practice.

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus aggregated $1.3 billion and $326 million as of December 31, 2020 and 2019, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $4.8 billion and $2.9 billion as of December 31, 2020 and 2019, respectively.

Statutory net gain from operations and net income (loss) for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2020	2019	2018
Statutory net gain from operations	$1,393	$1,505	$1,686
Statutory net income (loss)	1,582	786	1,628

Government debt securities of $4 million as of both December 31, 2020 and 2019 were on deposit with various states as required by law.

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments and repurchase agreements are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2020
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,391	$—	$5,391	$(3,801)	$(1,243)	$(315)	$32
OTC cleared	58	—	58	(25)	—	—	33
Exchange-traded	309	—	309	(90)	(165)	—	54
Total derivatives	$5,758	$—	$5,758	$(3,916)	$(1,408)	$(315)	$119

	December 31, 2019
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,181	$—	$4,181	$(2,886)	$(1,214)	$(73)	$8
OTC cleared	21	—	21	(21)	—	—	—
Exchange-traded	81	—	81	(5)	—	—	76
Total derivatives	$4,283	$—	$4,283	$(2,912)	$(1,214)	$(73)	$84

RiverSource Life Insurance Company

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2020
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,129	$—	$4,129	$(3,801)	$(1)	$(327)	$—
OTC cleared	25	—	25	(25)	—	—	—
Exchange-traded	94	—	94	(90)	—	—	4
Total derivatives	4,248	—	4,248	(3,916)	(1)	(327)	4
Repurchase agreements	—	—	—	—	—	—	—
Total	$4,248	$—	$4,248	$(3,916)	$(1)	$(327)	$4

	December 31, 2019
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$3,426	$—	$3,426	$(2,886)	$—	$(540)	$—
OTC cleared	41	—	41	(21)	—	—	20
Exchange-traded	11	—	11	(5)	—	—	6
Total derivatives	3,478	—	3,478	(2,912)	—	(540)	26
Repurchase agreements	—	—	—	—	—	—	—
Total	$3,478	$—	$3,478	$(2,912)	$—	$(540)	$26

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. Repurchase agreements are reflected in short-term borrowings. See Note 17 for additional disclosures related to the Company’s derivative instruments and Note 12 for additional disclosures related to the Company’s repurchase agreements.

17.   DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

RiverSource Life Insurance Company

The Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2020			December 31, 2019
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)(3)		Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$77,925	$1,755	$734	$57,950	$1,451	$418
Equity contracts	55,993	3,984	3,511	60,596	2,812	3,054
Credit contracts	2,269	1	1	1,386	4	—
Foreign exchange contracts	3,124	18	2	3,251	16	6
Total non-designated hedges	139,311	5,758	4,248	123,183	4,283	3,478
Embedded derivatives
GMWB and GMAB (4)	N/A	—	2,316	N/A	—	763
IUL	N/A	—	935	N/A	—	881
Indexed annuities	N/A	—	52	N/A	—	46
Structured variable annuity	N/A	—	70	N/A	—	—
Total embedded derivatives	N/A	—	3,373	N/A	—	1,690
Total derivatives	$139,311	$5,758	$7,621	$123,183	$4,283	$5,168

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets on the Consolidated Balance Sheets.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Consolidated Balance Sheets. The fair value of GMWB and GMAB, IUL, and fixed deferred indexed annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Consolidated Balance Sheets.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $3.7 billion and $2.3 billion as of December 31, 2020 and 2019, respectively. See Note 16 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2020 included $2.4 billion of individual contracts in a liability position and $67 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2019 included $981 million of individual contracts in a liability position and $218 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2020 and 2019, investment securities with a fair value of $325 million and $84 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $325 million and $84 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2020 and 2019, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2020 and 2019, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2020
Interest rate contracts	$—	$1,633
Equity contracts	55	(744)
Credit contracts	—	(106)
Foreign exchange contracts	—	(8)
Other contracts	—	—
GMWB and GMAB embedded derivatives	—	(1,553)
IUL embedded derivatives	7	—
Fixed deferred indexed annuities embedded derivatives	(4)	—
Structured indexed annuities embedded derivatives	—	(91)
Total gain (loss)	$58	$(869)

Year Ended December 31, 2019
Interest rate contracts	$—	$1,100
Equity contracts	117	(1,501)
Credit contracts	—	(73)
Foreign exchange contracts	—	(30)
Other contracts	—	—
GMWB and GMAB embedded derivatives	—	(435)
IUL embedded derivatives	(140)	—
Fixed deferred indexed annuities embedded derivatives	(8)	—
Total gain (loss)	$(31)	$(939)

Year Ended December 31, 2018
Interest rate contracts	$—	$(312)
Equity contracts	(49)	306
Credit contracts	—	7
Foreign exchange contracts	—	1
Other contracts	—	(4)
GMWB and GMAB embedded derivatives	—	(377)
IUL embedded derivatives	63	—
Fixed deferred indexed annuities embedded derivatives	3	—
Total gain (loss)	$17	$(379)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively.The indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the aggregate exposure related to the indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions using options, swaptions, swaps and futures The deferred premium associated with certain of the above options and swaptions is paid or

RiverSource Life Insurance Company

received semiannually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2020:

(in millions)	Premiums Payable	Premiums Receivable
2021	$153	$106
2022	207	205
2023	51	43
2024	141	26
2025	126	7
2026-2028	254	—
Total	$932	$387

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company may use a combination of futures, options, swaps and swaptions. Certain of the macro hedge derivatives may contain settlement provisions linked to both equity returns and interest rates. The Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates, if any, are shown in other contracts in the tables above.

Fixed deferred indexed annuity, structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to fixed deferred indexed annuity, structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of fixed deferred indexed annuity, structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the years ended December 31, 2020 and 2019, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2020, 2019 and 2018, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2020, 2019 and 2018, amounts recognized in earnings on derivative transactions that were ineffective were not material. See Note 18 for a summary of net unrealized gains (losses) included in AOCI related to previously designated cash flow hedges.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2020 and 2019, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $324 million and $189 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2020 and 2019 was $324 million and $189 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2020 and 2019 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been nil.

RiverSource Life Insurance Company

18.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Years Ended December 31, 2020
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$811	$(170)	$641
Reclassification of net (gains) losses on securities included in net income (2)	5	(1)	4
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(379)	80	(299)
Net unrealized gains (losses) on securities	437	(91)	346
Total other comprehensive income (loss)	$437	$(91)	$346

	Years Ended December 31, 2019
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$1,360	$(289)	$1,071
Reclassification of net (gains) losses on securities included in net income (2)	2	—	2
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(688)	144	(544)
Net unrealized gains (losses) on securities	674	(145)	529
Total other comprehensive income (loss)	$674	$(145)	$529

	Years Ended December 31, 2018
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period (1)	$(952)	$203	$(749)
Reclassification of net (gains) losses on securities included in net income (2)	(9)	2	(7)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	435	(91)	344
Net unrealized gains (losses) on securities	(526)	114	(412)
Net unrealized gains (losses) on derivatives:
Reclassification of net (gains) losses on derivatives included in net income (3)	1	—	1
Net unrealized gains (losses) on derivatives	1	—	1
Total other comprehensive income (loss)	$(525)	$114	$(411)

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)	Reclassification amounts are recorded in net investment income.

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities		Net Unrealized Gains (Losses) on Derivatives	Other	Total
Balance, January 1, 2018	$458		$(1)	$(1)	$456
OCI before reclassifications	(405)		—	—	(405)
Amounts reclassified from AOCI	(7)		1	—	(6)
Total OCI	(412)		1	—	(411)
Balance, December 31, 2018	46	(1)	—	(1)	45
OCI before reclassifications	527		—	—	527
Amounts reclassified from AOCI	2		—	—	2
Total OCI	529		—	—	529
Balance, December 31, 2019	575	(1)	—	(1)	574
OCI before reclassifications	342		—	—	342
Amounts reclassified from AOCI	4		—	—	4
Total OCI	346		—	—	346
Balance, December 31, 2020	$921	(1)	$—	$(1)	$920

(1)	Includes nil of noncredit related impairments on securities and net unrealized gains (losses) on previously impaired securities as of each December 31, 2020, 2019 and 2018.

19.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in millions)	2020	2019	2018
Current income tax
Federal	$233	$210	$35
State	—	8	3
Total current income tax	233	218	38
Deferred income tax
Federal	(277)	(271)	(1)
State	(1)	(7)	(2)
Total deferred income tax	(278)	(278)	(3)
Total income tax provision	$(45)	$(60)	$35

On December 22, 2017, the Tax Act was signed into law. In 2018, the Company finalized its accounting related to the Tax Act and determined no adjustments were necessary.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2020	2019	2018
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Low income housing tax credits	(20.1)	(15.3)	(8.5)
Dividend received deduction	(9.7)	(7.6)	(4.2)
Foreign tax credit, net of addback	(1.9)	(9.5)	(2.8)
Audit adjustments	—	(1.4)	—
Uncertain tax positions	—	1.8	—
Impact of Tax Act	—	—	(1.1)
Taxes applicable to prior years	—	—	(1.1)
Other, net	(0.8)	(0.4)	0.4
Income tax provision	(11.5)%	(11.4)%	3.7%

The decrease in the Company’s effective tax rate for the year ended December 31, 2019 compared to 2018 is primarily due to the lower pre-tax income relative to tax preferred items.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21%

RiverSource Life Insurance Company

as of both December 31, 2020 and 2019. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Consolidated Balance Sheets, were as follows:

	December 31,
(in millions)	2020	2019
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$1,617	$940
Investment related	—	210
Other	13	12
Gross deferred income tax assets	1,630	1,162
Less: valuation allowance	11	11
Total deferred income tax assets	1,619	1,151
Deferred income tax liabilities
Deferred acquisition costs	424	446
Net unrealized gains on Available-for-Sale securities	274	182
Investment related	216	—
Deferred sales inducement costs	44	50
Other	12	13
Gross deferred income tax liabilities	970	691
Net deferred income tax assets	$649	$460

Included in the Company’s deferred income tax assets are tax benefits primarily related to state net operating losses of $9 million, net of federal benefit, which will expire beginning December 31, 2021. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state net operating losses of $9 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $11 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2020	2019	2018
Balance at January 1	$39	$19	$14
Additions based on tax positions related to the current year	1	1	5
Reductions based on tax positions related to the current year	(1)	—	—
Additions for tax positions of prior years	—	34	1
Reductions for tax positions of prior years	—	(4)	(1)
Audit settlements	—	(11)	—
Reductions due to lapse of statute of limitations	(1)	—	—
Balance at December 31	$38	$39	$19

If recognized, approximately $20 million, $17 million and $8 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2020, 2019 and 2018, respectively, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $11 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized nil, a net increase of $1 million and nil in interest and penalties for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had a payables of $2 million related to accrued interest and penalties as of both December 31, 2020 and 2019.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016, 2017 and 2018. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2010 through 2019.

RiverSource Life Insurance Company

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2020	2019
Commercial mortgage loans	$18	$59
Affordable housing and other real estate partnerships	12	22
Total funding commitments	$30	$81

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2020, these guarantees range from 1% to 5%.

Contingencies

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of both December 31, 2020 and 2019, the estimated liability was $12 million. As of both December 31, 2020 and 2019, the related premium tax asset was $10 million. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.